UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07443
Name of Registrant:	Vanguard Whitehall Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2014 – October 31, 2015
Item 1: Reports to Shareholders

Annual Report | October 31, 2015

Vanguard Selected Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	28
About Your Fund’s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2015
Total
Returns
Vanguard Selected Value Fund	0.88%
Russell Midcap Value Index	0.47
Mid-Cap Value Funds Average	0.92
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2014, Through October 31, 2015

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Selected Value Fund	$29.49	$28.15	$0.404	$1.169

1

Chairman’s Letter

Dear Shareholder,

Compared with the previous few years, U.S. stock returns were generally restrained for the 12 months ended October 31, 2015. Neither mid-capitalization nor value stocks, which are the focus of Vanguard Selected Value Fund, measured up to the broad market. The fund returned close to 1%, a bit better than its benchmark, the Russell Midcap Value Index, and about the same as the average return of its mid-cap value peers.

The fund and its benchmark traveled very different routes to reach those results. Selected Value far outdistanced its benchmark in the consumer discretionary, consumer staples, and health care sectors, but lagged in financials, energy, and information technology. Selected Value’s cash position, about 6% as of the end of the period, weighed slightly on returns. (The advisors have the flexibility to hold cash when they cannot find attractive stocks that meet their strict valuation criteria.)

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fiscal year that appear later in this report.

On a separate note, I’d like to recognize Vanguard Selected Value Fund’s tenth anniversary with advisor Donald Smith & Co., Inc., and portfolio managers Don Smith and Rich Greenberg. The fund launched in 1996 and Donald and his namesake firm, along with Richard, began advising it in 2005.

2

U.S. stock market fluctuated on its way to modest returns

The broad U.S. stock market returned more than 4% for the fiscal year ended October 31. Stocks generally climbed during the first nine months before dropping sharply in August and September. Fears surfaced in late summer that slower economic growth in China would spread across the globe.

In October, however, stocks rallied as the Federal Reserve maintained its historically low short-term interest rates. Central banks in Europe and Asia also signaled or implemented additional stimulus measures to counter sluggish growth and low inflation. Corporate earnings, although generally lower than in the past couple of years, mostly exceeded expectations.

The strength of the U.S. dollar against foreign currencies contributed to a return of about –4% for international stocks. Returns for the developed markets of the Pacific region and Europe were essentially flat. Stocks tumbled in emerging markets, where concerns about China seemed to weigh most heavily.

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.86%	16.28%	14.32%
Russell 2000 Index (Small-caps)	0.34	13.90	12.06
Russell 3000 Index (Broad U.S. market)	4.49	16.09	14.14
FTSE All-World ex US Index (International)	-3.83	5.20	2.99

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.96%	1.65%	3.03%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.87	2.91	4.28
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	0.17%	0.93%	1.69%

3

The consumer sectors soared; financials and energy soured

Selected Value’s three advisors––Barrow, Hanley, Mewhinney & Strauss, Donald Smith & Co., and Pzena Investment Management––manage their respective portions of the fund separately.

They all have extensive experience as value-oriented investors and rely on deep research to find stocks of companies that, in their view, haven’t been adequately recognized or rewarded by the markets. They make a solid commitment when they invest in a stock, tucking it firmly into the portfolio until its fundamentals change or it no longer meets their strict criteria.

The fund performed well in the consumer discretionary and consumer staples sectors. Its consumer discretionary stocks returned about 24%, almost four times as much as their benchmark counterparts. Several apparel companies led the way, helped by cruise lines and auto parts firms. Outperformance was even more striking in consumer staples: Returns in this lightly held sector approached 60% and lifted the fund’s overall results, while the benchmark’s holdings returned 10%.

Health care is not a mainstay of the fund, as it isn’t traditionally considered a source of value-oriented stocks. For this fiscal year, however, Selected Value got a

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Selected Value Fund	0.44%	1.29%

The fund expense ratio shown is from the prospectus dated February 25, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the fund’s expense ratio was 0.39%. The peer-group expense ratio is derived from data provided by
Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Mid-Cap Value Funds.

4

boost from its holdings in the health care providers and services segment. Its technology stocks returned less than 2%, lagging the benchmark by nearly 5 percentage points. Strong results from IT services firms offset poor results from semiconductor companies.

The fund recorded negative returns in five of the nine industry sectors it had exposure to. Most dramatic was the troubled energy sector, where low oil prices plagued most of the industry. The fund’s holdings returned about –50%, while their benchmark counterparts returned –37%.

Financials, which at almost 30% of assets is the fund’s largest sector weighting, returned about –3%, behind the benchmark’s return of almost 5%. Selected Value’s consumer finance firms and REITs (real estate investment trusts) had the most difficulties; its multiline insurance and asset management segments also hit rough patches.

You can find more information on the fund’s positioning and performance in the Advisors’ Report that follows this letter.

Total Returns
Ten Years Ended October 31, 2015
Average
Annual Return
Selected Value Fund	8.63%
Russell Midcap Value Index	8.39
Mid-Cap Value Funds Average	7.52
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Staying the course can help you stay closer to your fund’s return

When stock markets are highly volatile, as in recent months, it’s tempting to run for cover.
But the price of panic can be high.

A rough measure of what can be lost from attempts to time the market is the difference between the returns produced by a fund and the returns earned by the fund’s investors.

The results shown in your fund’s Performance Summary later in this report are its time-
weighted returns—the average annual returns investors would have earned if they had invested a lump sum in the fund at the start of the period and reinvested any distributions they received. Their actual returns, however, depend on whether they subsequently bought or sold any shares. There’s often a gap between this dollar-weighted return for investors and the fund’s time-weighted return, as shown below.

Many sensible investment behaviors can contribute to the difference in returns, but industry cash flow data suggest that one important factor is the generally counterproductive effort to buy and sell at the “right” time. Keeping your emotions in check can help narrow the gap.

Mutual fund returns and investor returns over the last decade

Notes: Data are as of September 30, 2015. The average fund returns and average investor returns are from Morningstar. The average fund returns are the average of the funds’ time-weighted returns in each category. The average investor returns assume that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash flow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash flow. A model, similar to an internal rate-of-return calculation, is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash flows to the ending total net assets. Amounts may not add up exactly because of rounding.
Sources: Vanguard and Morningstar, Inc.

6

Dips and detours are common as fund strives for strong returns

The advisors’ patient approach, along with a relatively concentrated portfolio, results in a collection of stocks that looks significantly different than those held by the benchmark. At times, the advisors’ conviction and enduring investment process can result in short-term underperformance, an occurrence that can be frustrating but is sometimes necessary for the fund to achieve its desired long-term outcome.

For the ten years ended October 31, Selected Value Fund produced an average annual return of 8.63%. Its benchmark (which bears no expenses) returned 8.39% over the same period; its peer group, 7.52%.

Selected Value is served well by the advisors’ experience, skill, and knowledge, and by its low costs, which allow you to keep more of the fund’s return.

A dose of discipline is crucial when markets become volatile

The developments over the past few months remind us that nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 17, 2015

7

Advisors’ Report

For the fiscal year ended October 31, 2015, Vanguard Selected Value Fund returned 0.88%. Your fund is managed by three independent advisors. This provides exposure to distinct yet complementary investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. (Please note that the Pzena Investment Management discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on November 19, 2015.

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	63	6,133	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the market
			average and dividend yields above the market average.
Donald Smith & Co., Inc.	21	2,066	Conducts fundamental research on the lowest
			price-to-tangible book value companies. Research
			focuses on underlying quality of book value and assets,
			and on long-term earnings potential.
Pzena Investment Management,	13	1,300	Uses a fundamental, bottom-up, deep-value-oriented
LLC			investment strategy. Seeks to buy good businesses at
			low prices, focusing exclusively on companies that are
			underperforming their historically demonstrated
			earnings power.
Cash Investments	3	164	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a cash position.

8

Barrow, Hanley, Mewhinney &
Strauss, LLC

Portfolio Managers:

James P. Barrow,
Executive Director

Mark Giambrone,
Managing Director

Stocks advanced moderately in the last 12 months as the market struggled to balance improving economic data with the prospects for rising interest rates and the strong dollar. This type of environment often produces solid results for value stocks with high dividend yields, and our return was better than that of the market. Because we have positioned our portfolio in anticipation of continued modest economic data and the rising rates that should follow, our largest positions are in the financial sector, where higher rates will mean higher profits, and in those sectors that thrive during economic uplifts, such as industrials and consumer discretionary.

We continue to benefit from a pickup in merger and acquisition (M&A) activity, with take-outs of two of our holdings announced during the period. Our positioning in health care has been especially fruitful, as Omnicare and Cigna were targeted for acquisition during the past year. If we are finding good companies with attractive valuations and cash flow, and the market doesn’t recognize this, we consider it a proof statement of the efficacy of our process to then see a financial or strategic buyer come along. We expect to continue to see additional activity over time, as First Niagara Financial Group and New York Community Bancorp were also involved in M&A activity after the end of the fiscal year.

Our financial holdings detracted meaningfully from returns, mainly because of continued low interest rates. We have been underweighted in REITs (real estate investment trusts) and overweighted in companies focused on lending. REITs have done well, as their valuations rise on low interest rates, while lending-center companies have suffered, as they need rate increases to improve margins. Thus, low interest rates have hindered returns over the last few years. If economic data remain good, however, we expect that rising rates will help returns.

We are underweighted in information technology, utilities, materials, and, as noted above, REITs. We believe that traditional yield plays like utilities and REITs have had substantial runs because of the continued low interest rate environment and now have very little room for valuation upside or meaningful yield relative to their own histories. We also see considerable risk to their valuation levels should interest rates rise.

9

Donald Smith & Co., Inc.

Portfolio Managers:

Donald G. Smith, President
and Chief Investment Officer

Richard L. Greenberg, CFA,
Senior Vice President

The portfolio continues to meet our criteria of owning a concentrated selection of low price-to-tangible book value stocks with attractive long-term earnings potential. It currently sells at 95% of tangible book value and 7.6 times our estimate of normalized earnings. In contrast, the Standard & Poor’s 500 Index sells at over 5 times tangible book value and 16 times normalized earnings.

During the last year, the portfolio’s largest detractor by far was Micron Technology, which declined 50% over the past year after a spectacular run that saw its stock rise 400% from the beginning of 2013. Slackening demand for personal computers led to pricing weakness in PC DRAM (dynamic random access memory), a product that accounts for over 20% of Micron’s sales. We still believe that the memory industry has undergone a structural change, shrinking to only a handful of competitors, and that the magnitude of industry pricing downturns will be less steep than in past cycles. The interest shown by a Chinese company in buying Micron highlights the inherent value of the company’s assets and technology.

Commodity stocks––namely, energy and precious metals––were the other large losers for the portfolio; their decline mirrored that of oil and gold prices.

WPX Energy (–64.1%) and Yamana Gold (–43.8%) detracted most. Commodity companies constitute over 40% of the lowest price/book value decile, and they account for the majority of the poor performance of the decile over the last year. Thanks to our long-standing caution over oil prices, we have been underweighted in energy stocks relative to this decile, preferring gas-oriented companies; any exposure to this area, however, has hurt performance. On the positive side, JetBlue Airways (+115.2%) benefited from both lower oil prices and internal profit enhancement actions, as did Royal Caribbean Cruises (+47.0%).

We sold our positions in Peabody Energy and Exelon. We purchased Aspen Insurance Holdings, a reinsurance and insurance company, at about book value. Meeting its stated goal of an 11% return on equity in 2015 would likely drive the stock to a premium to book value. Aspen is a prime takeover target; in 2014, the company rejected an offer from Endurance at a substantial premium to book value. We purchased MFA Financial, a mortgage REIT, at 89% of tangible book value. The stock yields 11.4%, and the company is one of the mortgage REITs least vulnerable to rising interest rates.

10

Our largest position is in AerCap. The stock sells at approximately book value, below fair market value, and 7 times current earnings. We expect the company to be able to restart its stock buyback program by first quarter 2016. Insurance is the largest industry weighting. On average, our insurance holdings sell at about book value and 11 times earnings. Other large weightings include airlines/ aircraft leasing and technology.

We believe that rising interest rates that result from strengthening worldwide economies would generally benefit the portfolio. Insurers would earn more on their investments, while technology and commodity companies would be helped by stronger demand. Until this growth is evident, it is possible that investors will continue to seek safe havens in the narrow universe of large-cap growth companies—though we believe their high valuations make these stocks anything but safe. In this uncertain environment, we are comforted by the generally strong balance sheets and cash flows exhibited by most of our holdings; the fact that over one-half of our holdings have active stock buyback programs is evidence of strong balance sheets, as well as managements’ belief in the undervaluation of their assets.

Pzena Investment Management, LLC

Portfolio Managers:

Richard S. Pzena, Founder,
Chief Executive Officer, and
Co-Chief Investment Officer

Manoj Tandon, Principal,
Co-Director of Research

Eli Rabinowich, Principal

Stocks were generally strong in the first half of the year, only to reverse most of their gains in the second half. As a result, the Russell Midcap Value Index, the fund’s benchmark, was up slightly in a year where investor behavior was influenced by oil prices, which declined sharply, and anticipation of a rise in the short-term interest rate. Over the past year, our portfolio benefited from stock selection in the materials and processing, technology, and financial services sectors. These results were slightly offset by positioning in producer durables and consumer staples.

Strong results were spread broadly across the portfolio. The largest individual contributor was ON Semiconductor Corporation, which performed well in a year that featured strong design wins, market share gains in the automotive and computing space, and positive guidance for 2017 targets.

11

Our managed health care holdings performed well, led by Cigna and Aetna. HMOs were up as investors gained comfort with the sustainability of earnings growth after the implementation of the Affordable Care Act, and on better-than-expected medical cost trends. Cigna’s shares further increased on the takeover offer by Anthem. Within financials, property and casualty insurance holdings performed well, led by Progressive, which benefited from strong results as net premiums written grew by 16%. Owens Corning, a roofing and insulation manufacturer, issued strong results and above-consensus guidance, resulting in a solid 12-month return. The business continued to show revenue growth and margin improvement amid a recovery in new residential construction.

The largest detractors were Murphy Oil and Superior Energy Services, reflecting the depressed oil prices. We continue to believe that Murphy Oil has a solid mix of assets and a balance sheet that can withstand a prolonged period of low oil prices. Superior Energy also has a strong balance sheet and is well positioned to participate in an eventual rebound in capital spending by energy companies. We took advantage of the weakness to add to our positions. Another top detractor was producer durable holding Terex. Its price fell because of the firm’s exposure to the oil and gas sector (margins in the aerial work platform division were weaker than expected), and because its merger partner, Konecranes, issued a profit warning.

Overall, the portfolio continues to consist of companies that we believe are of high quality. Our largest exposure is to the insurance, advertising, and technology segments, where we believe valuations are attractive.

12

Selected Value Fund

Fund Profile
As of October 31, 2015

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	123	558	3,971
Median Market Cap	$9.9B	$10.3B	$51.0B
Price/Earnings Ratio	16.8x	22.4x	21.9x
Price/Book Ratio	1.7x	1.7x	2.7x
Return on Equity	13.5%	10.2%	17.2%
Earnings Growth
Rate	9.4%	6.7%	9.9%
Dividend Yield	2.2%	2.3%	2.0%
Foreign Holdings	8.1%	0.0%	0.0%
Turnover Rate	24%	—	—
Ticker Symbol	VASVX	—	—
Expense Ratio[1]	0.44%	—	—
30-Day SEC Yield	1.47%	—	—
Short-Term
Reserves	5.5%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer
Discretionary	18.0%	8.4%	13.7%
Consumer Staples	3.6	3.9	8.5
Energy	5.0	9.2	6.5
Financials	28.8	33.3	17.9
Health Care	6.7	5.9	14.2
Industrials	20.4	9.8	10.7
Information
Technology	8.6	9.9	20.1
Materials	4.8	6.3	3.3
Telecommunication
Services	0.1	1.6	2.1
Utilities	4.0	11.7	3.0

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.86	0.90
Beta	0.96	0.98
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Royal Caribbean Cruises	Hotels, Resorts &
Ltd.	Cruise Lines	3.2%
Reynolds American Inc.	Tobacco	3.0
Hanesbrands Inc.	Apparel, Accessories
	& Luxury Goods	2.8
Stanley Black & Decker
Inc.	Industrial Machinery	2.5
Total System Services	Data Processing &
Inc.	Outsourced Services	2.5
Owens Corning	Building Products	2.5
Cigna Corp.	Managed Health
	Care	2.3
Delphi Automotive plc	Auto Parts &
	Equipment	2.3
Cardinal Health Inc.	Health Care
	Distributors	2.1
Norwegian Cruise Line	Hotels, Resorts &
Holdings Ltd.	Cruise Lines	1.9
Top Ten		25.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 25, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the expense ratio was 0.39%.

13

Selected Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2005, Through October 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Selected Value Fund*	0.88%	13.35%	8.63%	$22,879
••••••••	Russell Midcap Value Index	0.47	13.64	8.39	22,388
– – – –	Mid-Cap Value Funds Average	0.92	12.15	7.52	20,654
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	4.40	14.11	8.07	21,735
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

14

Selected Value Fund

Fiscal-Year Total Returns (%): October 31, 2005, Through October 31, 2015

Average Annual Total Returns: Periods Ended September 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Selected Value Fund	2/15/1996	-4.25%	12.65%	7.54%

15

Selected Value Fund

Financial Statements

Statement of Net Assets
As of October 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.3%)[1]
Consumer Discretionary (16.9%)
	Royal Caribbean Cruises
	Ltd.	3,167,345	311,508
	Hanesbrands Inc.	8,348,700	266,658
	Delphi Automotive plc	2,714,000	225,778
*	Norwegian Cruise Line
	Holdings Ltd.	2,864,200	182,220
	L Brands Inc.	1,889,800	181,383
	Whirlpool Corp.	1,018,900	163,167
2	SeaWorld Entertainment
	Inc.	5,141,400	102,468
	Interpublic Group of Cos.
	Inc.	1,881,994	43,154
	Omnicom Group Inc.	533,025	39,934
	News Corp. Class A	2,298,100	35,391
	Dana Holding Corp.	1,489,275	25,020
	Staples Inc.	1,802,725	23,417
	Meredith Corp.	394,800	18,564
	News Corp. Class B	643,700	9,964
			1,628,626
Consumer Staples (3.2%)
	Reynolds American Inc.	6,063,476	292,987
	Kellogg Co.	296,600	20,916
			313,903
Energy (4.6%)
	Golar LNG Ltd.	4,370,308	126,783
	PBF Energy Inc. Class A	2,275,752	77,375
*	WPX Energy Inc.	6,469,194	44,379
^	Noble Corp. plc	3,160,316	42,569
	Murphy Oil Corp.	892,850	25,384
*,^	Seadrill Ltd.	3,301,300	21,359
	Superior Energy Services
	Inc.	1,481,750	20,982
	Cenovus Energy Inc.	1,359,400	20,269
	Apache Corp.	424,625	20,013
	Rowan Cos. plc Class A	730,525	14,377
	Baker Hughes Inc.	222,550	11,724
	Nabors Industries Ltd.	885,000	8,885

	Valero Energy Corp.	106,000	6,987
	Tidewater Inc.	556,400	6,871
^	Paragon Offshore plc	870,105	209
			448,166
Financials (27.0%)
	Discover Financial
	Services	3,217,300	180,877
	XL Group plc Class A	4,603,630	175,306
	Capital One Financial
	Corp.	2,207,600	174,180
	Fifth Third Bancorp	8,598,775	163,807
	Ameriprise Financial Inc.	1,314,700	151,664
	New York Community
	Bancorp Inc.	9,056,200	149,608
	Unum Group	4,292,805	148,746
	Willis Group Holdings plc	2,974,975	132,714
	Host Hotels & Resorts
	Inc.	7,130,600	123,573
	Navient Corp.	8,676,447	114,442
	People’s United Financial
	Inc.	6,554,600	104,546
	CNA Financial Corp.	2,259,996	82,625
	Everest Re Group Ltd.	429,037	76,356
	First Niagara Financial
	Group Inc.	6,784,200	70,217
	Validus Holdings Ltd.	1,557,005	68,975
	Corporate Office
	Properties Trust	2,812,800	64,694
	Valley National Bancorp	6,006,800	63,071
*	Element Financial Corp.	4,215,200	54,511
	Lamar Advertising Co.
	Class A	752,150	42,444
	Axis Capital Holdings Ltd.	690,000	37,260
	Progressive Corp.	1,072,450	35,530
	Torchmark Corp.	598,608	34,725
*	SLM Corp.	4,507,900	31,826
	Aspen Insurance Holdings
	Ltd.	649,830	31,588
	Franklin Resources Inc.	653,100	26,620

16

Selected Value Fund

			Market
			Value•
		Shares	($000)
	American National
	Insurance Co.	254,722	26,308
	Voya Financial Inc.	627,465	25,456
	Webster Financial Corp.	583,775	21,658
	Legg Mason Inc.	439,100	19,650
	Regions Financial Corp.	2,088,100	19,524
	Comerica Inc.	438,450	19,029
	Hospitality Properties
	Trust	583,800	15,669
	Invesco Ltd.	465,650	15,446
	Hartford Financial Services
	Group Inc.	313,800	14,516
	Endurance Specialty
	Holdings Ltd.	219,125	13,833
	EPR Properties	239,975	13,633
	Synovus Financial Corp.	420,221	13,292
	Allstate Corp.	207,575	12,845
	KeyCorp	916,525	11,383
	MFA Financial Inc.	1,600,100	11,073
	Assurant Inc.	80,045	6,526
	Primerica Inc.	96,553	4,599
*	Genworth Financial Inc.
	Class A	914,500	4,280
	Citizens Financial Group
	Inc.	151,150	3,673
			2,612,298
Health Care (6.1%)
	Cigna Corp.	1,689,957	226,522
	Cardinal Health Inc.	2,448,100	201,234
	St. Jude Medical Inc.	2,276,100	145,238
	Aetna Inc.	109,575	12,577
			585,571
Industrials (19.2%)
	Stanley Black & Decker
	Inc.	2,310,375	244,854
	Owens Corning	5,268,572	239,878
*	AerCap Holdings NV	4,273,188	177,337
*	JetBlue Airways Corp.	6,138,340	152,476
*	Spirit AeroSystems
	Holdings Inc. Class A	2,421,507	127,710
	Eaton Corp. plc	2,283,000	127,643
	Tyco International plc	3,124,100	113,842
^	CNH Industrial NV	16,692,100	113,339
	KBR Inc.	5,925,975	109,275
*,2	SPX FLOW Inc.	2,496,500	84,631
	Xylem Inc.	2,091,600	76,155
	Ryder System Inc.	954,800	68,536
*,^	Air France-KLM ADR	7,538,085	54,915
	Joy Global Inc.	2,192,800	37,672
*	AECOM	1,122,860	33,091
	Parker-Hannifin Corp.	272,375	28,518
	Terex Corp.	1,250,765	25,090
	Dover Corp.	310,525	20,007
	Actuant Corp. Class A	840,675	19,168
			1,854,137

Information Technology (7.8%)
	Total System Services
	Inc.	4,661,479	244,495
	Ingram Micro Inc.	5,098,784	151,842
*	Micron Technology Inc.	8,980,588	148,718
	Hewlett-Packard Co.	1,416,150	38,179
	Avnet Inc.	738,866	33,567
*	ON Semiconductor Corp.	2,880,421	31,685
*	Flextronics International
	Ltd.	2,423,850	27,608
*	Celestica Inc.	2,206,793	24,760
*	Genpact Ltd.	760,452	18,844
	Jabil Circuit Inc.	553,840	12,727
*	Arrow Electronics Inc.	227,954	12,535
	CDW Corp.	173,790	7,767
			752,727
Materials (4.5%)
	CRH plc ADR	5,655,100	154,724
	FMC Corp.	2,696,300	109,766
*	Kinross Gold Corp.	49,757,791	100,013
	Yamana Gold Inc.
	(New York Shares)	24,088,851	52,755
*	New Gold Inc.	4,949,152	12,125
*	Coeur Mining Inc.	825,000	2,227
			431,610
Other (0.3%)
^,3	Vanguard Mid-Cap Value
	ETF	334,800	29,626

Utilities (3.7%)
	Pinnacle West Capital
	Corp.	2,203,500	139,944
	Xcel Energy Inc.	3,348,437	119,305
	CenterPoint Energy Inc.	2,234,617	41,452
	Edison International	438,475	26,537
	PG&E Corp.	262,800	14,034
	NRG Energy Inc.	796,234	10,263
	Exelon Corp.	333,668	9,316
			360,851
Total Common Stocks
(Cost $7,211,152)			9,017,515
Temporary Cash Investments (7.4%)[1]
Money Market Fund (7.3%)
[4],5	Vanguard Market
	Liquidity Fund,
	0.207%	708,714,719	708,715

17

Selected Value Fund

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.1%)
6,[7] Federal Home Loan
Bank Discount Notes,
0.208%, 12/9/15	8,000	7,999
Total Temporary Cash Investments
(Cost $716,713)		716,714
Total Investments (100.7%)
(Cost $7,927,865)		9,734,229

		Amount
		($000)
Other Assets and Liabilities (-0.7%)
Other Assets
Investment in Vanguard		835
Receivables for Investment Securities Sold 91,560
Receivables for Accrued Income		8,074
Receivables for Capital Shares Issued		4,676
Other Assets		192
Total Other Assets		105,337
Liabilities
Payables for Investment Securities
Purchased		(94,811)
Collateral for Securities on Loan		(61,521)
Payables to Investment Advisor		(4,859)
Payables for Capital Shares Redeemed		(3,845)
Payables to Vanguard		(10,811)
Other Liabilities		(373)
Total Liabilities		(176,220)
Net Assets (100%)
Applicable to 343,231,365 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		9,663,346
Net Asset Value Per Share		$28.15

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	7,402,921
Undistributed Net Investment Income	106,036
Accumulated Net Realized Gains	341,870
Unrealized Appreciation (Depreciation)
Investment Securities	1,806,364
Futures Contracts	6,155
Net Assets	9,663,346

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $57,913,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 94.7% and 6.0%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $61,521,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $6,299,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Selected Value Fund

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Dividends[1]	200,674
Interest	1,200
Securities Lending	833
Total Income	202,707
Expenses
Investment Advisory Fees—Note B
Basic Fee	21,513
Performance Adjustment	(1,625)
The Vanguard Group—Note C
Management and Administrative	16,562
Marketing and Distribution	2,261
Custodian Fees	104
Auditing Fees	34
Shareholders’ Reports	182
Trustees’ Fees and Expenses	16
Total Expenses	39,047
Expenses Paid Indirectly	(130)
Net Expenses	38,917
Net Investment Income	163,790
Realized Net Gain (Loss)
Investment Securities Sold	377,949
Futures Contracts	1,807
Foreign Currencies	(34)
Realized Net Gain (Loss)	379,722
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(449,907)
Futures Contracts	5,317
Change in Unrealized Appreciation (Depreciation)	(444,590)
Net Increase (Decrease) in Net Assets Resulting from Operations	98,922
1 Dividends are net of foreign withholding taxes of $212,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Selected Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	163,790	136,639
Realized Net Gain (Loss)	379,722	447,397
Change in Unrealized Appreciation (Depreciation)	(444,590)	260,276
Net Increase (Decrease) in Net Assets Resulting from Operations	98,922	844,312
Distributions
Net Investment Income	(138,609)	(86,230)
Realized Capital Gain[1]	(401,073)	(318,790)
Total Distributions	(539,682)	(405,020)
Capital Share Transactions
Issued	1,787,330	3,609,195
Issued in Lieu of Cash Distributions	496,488	371,698
Redeemed	(2,333,003)	(1,285,461)
Net Increase (Decrease) from Capital Share Transactions	(49,185)	2,695,432
Total Increase (Decrease)	(489,945)	3,134,724
Net Assets
Beginning of Period	10,153,291	7,018,567
End of Period[2]	9,663,346	10,153,291
1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $33,623,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $106,036,000 and $96,293,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Selected Value Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$29.49	$28.07	$21.01	$18.81	$17.73
Investment Operations
Net Investment Income	. 478.415		.395	.405	.334
Net Realized and Unrealized Gain (Loss)
on Investments	(. 245)	2.555	7.105	2.122	1.037
Total from Investment Operations	. 233	2.970	7.500	2.527	1.371
Distributions
Dividends from Net Investment Income	(.404)	(.330)	(.440)	(. 327)	(.291)
Distributions from Realized Capital Gains	(1.169)	(1.220)	—	—	—
Total Distributions	(1.573)	(1.550)	(.440)	(. 327)	(.291)
Net Asset Value, End of Period	$28.15	$29.49	$28.07	$21.01	$18.81

Total Return[1]	0.88%	11.02%	36.43%	13.64%	7.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,663	$10,153	$7,019	$4,337	$3,956
Ratio of Total Expenses to Average Net Assets[2]	0.39%	0.41%	0.43%	0.38%	0.45%
Ratio of Net Investment Income to
Average Net Assets	1.62%	1.53%	1.70%	2.00%	1.74%
Portfolio Turnover Rate	24%	18%	27%	18%	25%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.01%, 0.02%, (0.03%), and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Selected Value Fund

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2015, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

22

Selected Value Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

23

Selected Value Fund

B. The investment advisory firms Barrow, Hanley, Mewhinney & Strauss, LLC, Donald Smith & Co., Inc., and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Value Index for the preceding three years. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance relative to the MSCI Investable Market 2500 Index for the preceding five years. The basic fee of Pzena Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Value Index since April 30, 2014.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before a decrease of $1,625,000 (0.02%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2015, the fund had contributed to Vanguard capital in the amount of $835,000, representing 0.01% of the fund’s net assets and 0.33% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2015, these arrangements reduced the fund’s expenses by $130,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

24

Selected Value Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	9,017,515	—	—
Temporary Cash Investments	708,715	7,999	—
Futures Contracts—Assets[1]	10	—	—
Futures Contracts—Liabilities[1]	(373)	—	—
Total	9,725,867	7,999	—
1 Represents variation margin on the last day of the reporting period.

F. At October 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2015	144	74,653	4,665
E-mini S&P MidCap 400 Index	December 2015	336	48,431	1,417
E-mini S&P 500 Index	December 2015	67	6,947	50
E-mini Russell 2000 Index	December 2015	26	3,012	23
				6,155

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2015, the fund realized net foreign currency losses of $34,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $15,404,000 from undistributed net investment income, and $35,902,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2015, the fund had $145,261,000 of ordinary income and $318,665,000 of long-term capital gains available for distribution.

25

Selected Value Fund

At October 31, 2015, the cost of investment securities for tax purposes was $7,927,865,000. Net unrealized appreciation of investment securities for tax purposes was $1,806,364,000, consisting of unrealized gains of $2,728,478,000 on securities that had risen in value since their purchase and $922,114,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2015, the fund purchased $2,223,146,000 of investment securities and sold $2,328,198,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Year Ended October 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	62,441	125,298
Issued in Lieu of Cash Distributions	17,943	13,610
Redeemed	(81,402)	(44,653)
Net Increase (Decrease) in Shares Outstanding	(1,018)	94,255

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of Vanguard. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
SeaWorld Entertainment Inc.	101,339	—	2,423	4,398	—	102,468
SPX FLOW Inc.	—	39,492	—	—	—	84,631
Vanguard Market Liquidity Fund	942,982	NA2	NA [2]	1,185	—	708,715
Vanguard Mid-Cap Value ETF	29,436	—	—	901	—	29,626
Total	1,073,757			6,484	—	925,440
1 Includes net realized gain (loss) on affiliated investment securities sold of $1,108,000.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

K. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

26

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Selected Value Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Selected Value Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 10, 2015

Special 2015 tax information (unaudited) for Vanguard Selected Value Fund

This information for the fiscal year ended October 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $400,319,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $156,930,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 73.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Selected Value Fund
Periods Ended October 31, 2015
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	0.88%	13.35%	8.63%
Returns After Taxes on Distributions	-0.44	12.58	7.76
Returns After Taxes on Distributions and Sale of Fund Shares	1.50	10.69	6.95

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended October 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	4/30/2015	10/31/2015	Period
Based on Actual Fund Return	$1,000.00	$968.02	$1.98
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.19	2.04

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

30

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

31

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester, the	Occupation(s) During the Past Five Years and
University of Rochester Medical Center, Monroe	Other Experience: Corporate Vice President and
Community College Foundation, and North Carolina	Chief Global Diversity Officer (retired 2008) and
A&T University.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q9340 122015

Annual Report | October 31, 2015

Vanguard Mid-Cap Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2015
Total
Returns
Vanguard Mid-Cap Growth Fund	6.68%
Russell Midcap Growth Index	4.94
Mid-Cap Growth Funds Average	2.85
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2014, Through October 31, 2015

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Mid-Cap Growth Fund	$26.40	$24.88	$0.038	$3.171

1

Chairman’s Letter

Dear Shareholder,

Vanguard Mid-Cap Growth Fund extracted solid results from challenging stock markets over the fiscal year ended October 31, 2015. Growth stocks outpaced their value counterparts, and mid-capitalization stocks trailed large-caps but finished ahead of small-caps.

Your fund benefited from its growth-oriented style as well as the advisors’ choices. Mid-Cap Growth’s return approached 7%, close to 2 percentage points better than the benchmark Russell Midcap Growth Index and almost 4 percentage points ahead of the average of its mid-cap growth fund peers. The information technology sector led the fund’s advance.

If you own shares of the fund in a taxable account, you may wish to review the information about after-tax returns presented later in this report.

U.S. stock market fluctuated on its way to modest returns

The broad U.S. stock market returned more than 4% for the fiscal year ended October 31. Stocks generally climbed during the first nine months before dropping sharply in August and September. Fears surfaced in late summer that slower economic growth in China would spread across the globe.

2

In October, however, stocks rallied as the Federal Reserve maintained its historically low short-term interest rates. Central banks in Europe and Asia also signaled or implemented additional stimulus measures to counter sluggish growth and low inflation. Corporate earnings, although generally lower than in the past couple of years, mostly exceeded expectations.

The strength of the U.S. dollar against foreign currencies contributed to a return of about –4% for international stocks. Returns for the developed markets of the Pacific region and Europe were essentially flat. Stocks tumbled in emerging markets, where concerns about China seemed to weigh most heavily.

A focus on five sectors fueled the fund’s returns

Growth and value stocks will take turns leading the broader market, and in unpredictable ways. Large-, mid-, and small-cap stocks also take the lead in what can seem like a random rotation. Throughout the market’s fluctuations, Vanguard Mid-Cap Growth Fund’s two advisors––Chartwell Investment Partners, LLC, and William Blair Investment Management, LLC––stick to their

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.86%	16.28%	14.32%
Russell 2000 Index (Small-caps)	0.34	13.90	12.06
Russell 3000 Index (Broad U.S. market)	4.49	16.09	14.14
FTSE All-World ex US Index (International)	-3.83	5.20	2.99

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.96%	1.65%	3.03%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.87	2.91	4.28
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	0.17%	0.93%	1.69%

3

strategy of investing in mid-size companies they believe have potential for long-term growth and superior earnings.

On average, over the period, the fund held about 85% of its assets in five of the ten industry sectors: information technology, consumer discretionary, health care, financials, and industrials. Returns were positive in all five of the sectors, and the advisors’ holdings boosted performance in four of the five, the exception being health care.

The information technology sector contributed the most to the fund’s returns. Mid-Cap Growth’s technology stocks advanced nearly 18%, approximately double those of the benchmark. IT services firms powered most of the results, with software and electronic equipment firms helping out. Overall, the advisors’ top technology companies thrived with innovative products and solutions that served unique industry needs.

Mid-Cap Growth’s consumer discretionary stocks also stood out. While the economy’s slow but steady rebound since the recession has boosted shoppers’ billfolds and spirits, they’re still discriminating about their spending. The advisors were in tune with certain consumer trends and the companies that are capitalizing on them. The fund’s holdings in cruise lines, apparel retailers, and automotive retailers did well overall.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Mid-Cap Growth Fund	0.46%	1.31%

The fund expense ratio shown is from the prospectus dated February 25, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the fund’s expense ratio was 0.43%. The peer-group expense ratio is derived from data provided by
Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Mid-Cap Growth Funds.

4

Within the health care sector, the advisors’ holdings among biotechnology, equipment firms and suppliers, and providers and service companies excelled, but the sector’s technology and pharmaceutical stocks suffered.

Mid-Cap Growth’s energy stocks declined about 40% as low oil prices weighed on most of the sector, but the fund’s limited allocation minimized the damage. The fund’s consumer staples stocks returned nearly –30% compared with a rise of almost 11% for those in the benchmark. Most of the weakness, however, was isolated among a few stocks with small exposure.

You can find more information on the fund’s positioning and performance in the Advisors’ Report that follows this letter.

Over an eventful ten years, the fund yielded solid results

Chartwell Investment Partners and William Blair Investment Management take a fundamental approach to investing and employ extensive research in their search for the stocks of quality companies that hold competitive advantages in the marketplace.

While mid-cap growth stocks weren’t always in favor over the past decade, and the financial crisis of 2008–2009 punished

Total Returns
Ten Years Ended October 31, 2015
Average
Annual Return
Mid-Cap Growth Fund	9.64%
Russell Midcap Growth Index	9.08
Mid-Cap Growth Funds Average	7.54
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Staying the course can help you stay closer to your fund’s return

When stock markets are highly volatile, as in recent months, it’s tempting to run for cover.
But the price of panic can be high.

A rough measure of what can be lost from attempts to time the market is the difference between the returns produced by a fund and the returns earned by the fund’s investors.

The results shown in your fund’s Performance Summary later in this report are its time-
weighted returns—the average annual returns investors would have earned if they had invested a lump sum in the fund at the start of the period and reinvested any distributions they received. Their actual returns, however, depend on whether they subsequently bought or sold any shares. There’s often a gap between this dollar-weighted return for investors and the fund’s time-weighted return, as shown below.

Many sensible investment behaviors can contribute to the difference in returns, but industry cash flow data suggest that one important factor is the generally counterproductive effort to buy and sell at the “right” time. Keeping your emotions in check can help narrow the gap.

Mutual fund returns and investor returns over the last decade

Notes: Data are as of September 30, 2015. The average fund returns and average investor returns are from Morningstar. The average fund returns are the average of the funds’ time-weighted returns in each category. The average investor returns assume that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash flow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash flow. A model, similar to an internal rate-of-return calculation, is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash flows to the ending total net assets. Amounts may not add up exactly because of rounding.
Sources: Vanguard and Morningstar, Inc.

6

stocks of all capitalizations and styles, the fund forged a commendable record. Its average annual return of close to 10% was about half a percentage point better than its benchmark index (which bears no expenses) and about 2 percentage points ahead of its mid-cap growth peer average.

Mid-Cap Growth was aided by the combined talents of two advisors. Each has had distinct periods of superior performance in the past decade, and the combination has smoothed your Fund’s progress toward a benchmark-beating return.

A dose of discipline is crucial when markets become volatile

The developments over the past few months remind us that nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 17, 2015

7

Advisors’ Report

During the fiscal year ended October 31, 2015, Vanguard Mid-Cap Growth Fund returned 6.68%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on November 18, 2015.

Please note that both William Blair & Company, L.L.C., and Chartwell Investment Partners, Inc., underwent internal restructurings. As a result, the names of the firms managing portions of the Mid-Cap Growth Fund assets are now William Blair Investment Management, LLC, and Chartwell Investment Partners, LLC.

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Chartwell Investment Partners,	49	2,104	Uses a bottom-up, fundamental, research-driven
LLC			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
William Blair Investment	49	2,097	Uses a fundamental investment approach in pursuit of
Management, LLC			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Cash Investments	2	116	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

8

Chartwell Investment Partners, LLC

Portfolio Manager:

John A. Heffern, Managing Partner and
Senior Portfolio Manager

Equity markets delivered only modest performance in the last 12 months. And recently, renewed concerns about global growth led to increased market volatility and price weakness in major indexes. Domestically, the markets digested the implications of a later rate liftoff by the Federal Reserve, which remains consistent in its expectation for a slow, gradual path toward higher interest rates. More than ever, stock selection seems central to investment performance. Accordingly, we are navigating these uncertain times with a portfolio focused on mid-capitalization companies that demonstrate above-average growth potential supported by good products and expanding markets. This approach leads to portfolio decisions that steadfastly reflect our bias toward quality, leadership, defensible margins, and a pattern of successful execution using growth-oriented business models.

The portfolio had success in stock selection in our top-performing segments: consumer cyclical, business services, and technology. Global cruise ship operators helped. Norwegian Cruise Line experienced lower fuel costs and improved pricing discipline, product execution, and cost management. Its competitor Royal Caribbean reported solid quarterly results and a steadily improving outlook characterized by increased bookings at better prices. Advance Auto Parts, an aftermarket parts retailer, overcame acquisition integration issues to meet its full-year outlook and increase its long-term profit goal. ManpowerGroup, an international provider of blue- and white-collar staffing services, reported solid quarterly results despite macroeconomic concerns in Europe and Asia. The company also offered a positive outlook based on strong sales, cost containment, and stepped-up capital allocation. SEI Investments, a provider of investment programs and processing to the asset management industry, posted solid overall results and showed signs of strengthening new sales execution. Vantiv, which provides processing services, outperformed expectations through improved sales and capital allocation. Healthy results drove price appreciation for Avago Technologies, thanks to Apple demand, higher guidance, and other factors.

The portfolio also benefited from our investments in Allergan, BioMarin Pharmaceutical, and Brunswick. Allergan plans to sell its generic-pharmaceutical business to Teva Pharmaceutical and the majority of the cash proceeds are expected to be used for acquisitions. Near the end of the fiscal year, Pfizer approached Allergan to begin preliminary merger discussions. The strength of BioMarin’s pipeline is becoming more apparent to investors since potential approval of a drug for Duchenne muscular dystrophy has accelerated and a treatment for hemophilia has shown

9

promising results. Strong demand for new product rollouts aided Brunswick, the recreational products manufacturer.

Consumer-related sectors detracted most from performance. Results were weaker than expected, despite improving employment and wage growth, as consumer confidence remains uncertain. Discount retailer Dollar General was hurt by soft same-store sales. PVH, an apparel and accessories company, was hurt by concerns that warmer weather would disrupt fall retail trends. Despite steady to improving trends in the United States for MGM Resorts International, results in China for the casino resort owner and operator were pressured by anti-corruption initiatives.

Earnings estimates were lowered for Superior Energy Services and its peers in oil field services and equipment after exploration and production companies continued to reduce activity and pressure service companies to lower pricing. Shares of generic-drug company Akorn underperformed after debates about drug-pricing control and uncertainty over recently identified reporting errors on prior-year results. Finally, fears about Cypress Semiconductor’s ability to accelerate organic growth and the potential impact of those concerns on future margins drove the stock price down. As a result, the company increased exposure to healthier end markets.

William Blair Investment
Management, LLC

Portfolio Managers:

Robert C. Lanphier, Partner

David Ricci, CFA, Partner

For the 12-month period ended October 31, 2015, the Mid-Cap Growth Fund’s 6.68% return compared with the Russell Midcap Growth Index’s return of 4.94%.

The broad equity market advanced over the 12 months as strong consumer confidence, an improving labor market, and solid housing data suggested continued health of the U.S. economy. In addition, the equity market was supported by strong mergers and acquisitions activity driven by healthy corporate balance sheets, the continued availability of cheap debt financing, and a generally favorable market response to deal announcements. However, late in the summer, volatility spiked. Downdrafts in August and September, driven by concerns about slowing growth in China and its potential effects on global economic growth, weighed significantly on market returns. The equity market rebounded strongly in October and volatility eased, resulting in an overall positive market return for the fiscal year.

In terms of portfolio performance, stock selection in the period was mixed. Positive selection in information technology and

10

industrials contributed to performance; positions in Vantiv and Equifax were our top contributors in those sectors, respectively. Also within industrials, our bias toward business services companies and away from more cyclical industrials added value. Other notable contributors to return included BioMarin Pharmaceutical (health care), O’Reilly Automotive (consumer discretionary), and Sirona Dental Systems (health care). Consumer staples was an area of weakness and our position in Keurig Green Mountain was a notable laggard within the sector. Other major detractors included HMS Holdings (health care), Michael Kors (consumer discretionary), Polaris Industries (consumer discretionary), and Borg Warner (consumer discretionary). From a style perspective, our bias toward companies with less volatile fundamentals helped, as the market seemed to favor stocks of companies with more consistent business models.

We expect the U.S. economic expansion to continue on its slow but steady path. The Fed’s stance on monetary policy implementation remains data-dependent. We do not attempt to predict when the Fed will begin raising rates, but we do believe rates are likely to stay lower for longer than they otherwise would. Economic risks abroad and excess capacity in many parts of the global economy are likely to limit inflationary pressures. Among these risks, China remains the most notable. China has been overly dependent on fixed asset investment in real estate, manufacturing capacity, and infrastructure to drive economic growth. It faces a difficult transition from an industrial economy to a consumer-led economy. China’s trajectory on this front will have important implications for other emerging markets, particularly commodity-driven economies reliant on Chinese demand.

From our bottom-up perspective, we remain optimistic about U.S. corporate earnings, albeit against a backdrop of low revenue growth. Broadly speaking, we do not see signs of exuberance from company managements; they have remained disciplined in hiring and capital expenditure, and balance sheets continue to be healthy. We are optimistic about our portfolio of high-quality companies whose stocks trade at attractive valuations relative to the expected growth and consistency of the businesses.

11

Mid-Cap Growth Fund

Fund Profile
As of October 31, 2015

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	97	506	3,971
Median Market Cap	$8.6B	$12.1B	$51.0B
Price/Earnings Ratio	27.0x	28.5x	21.9x
Price/Book Ratio	3.6x	5.4x	2.7x
Return on Equity	17.1%	20.2%	17.2%
Earnings Growth
Rate	18.7%	14.8%	9.9%
Dividend Yield	0.8%	1.1%	2.0%
Foreign Holdings	0.9%	0.0%	0.0%
Turnover Rate	93%	—	—
Ticker Symbol	VMGRX	—	—
Expense Ratio[1]	0.46%	—	—
30-Day SEC Yield	0.20%	—	—
Short-Term
Reserves	2.8%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	29.3%	25.0%	13.7%
Consumer Staples	1.5	7.9	8.5
Energy	2.2	0.9	6.5
Financials	16.9	11.4	17.9
Health Care	13.6	13.0	14.2
Industrials	16.8	15.8	10.7
Information
Technology	16.0	20.3	20.1
Materials	1.9	5.2	3.3
Telecommunication
Services	1.8	0.4	2.1
Utilities	0.0	0.1	3.0

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.96	0.85
Beta	0.99	1.00
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Brunswick Corp.	Leisure Products	3.2%
Old Dominion Freight
Line Inc.	Trucking	2.9
Intercontinental
Exchange Inc.	Specialized Finance	2.4
Hanesbrands Inc.	Apparel, Accessories
	& Luxury Goods	2.3
Hilton Worldwide	Hotels, Resorts &
Holdings Inc.	Cruise Lines	2.3
Vantiv Inc.	Data Processing &
	Outsourced Services	2.1
ManpowerGroup Inc.	Human Resource &
	Employment
	Services	2.0
Norwegian Cruise Line	Hotels, Resorts &
Holdings Ltd.	Cruise Lines	1.9
SEI Investments Co.	Asset Management
	& Custody Banks	1.8
SBA Communications	Wireless
Corp.	Telecommunication
	Services	1.7
Top Ten		22.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 25, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the expense ratio was 0.43%.

12

Mid-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2005, Through October 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Mid-Cap Growth Fund*	6.68%	13.99%	9.64%	$25,099
••••••••	Russell Midcap Growth Index	4.94	14.10	9.08	23,844

– – – –	Dow Mid-Cap Jones Growth U.S. Total Funds Stock Average Market	2.85	11.67	7.54	20,685
	Float Adjusted Index	4.40	14.11	8.07	21,735
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

13

Mid-Cap Growth Fund

Fiscal-Year Total Returns (%): October 31, 2005, Through October 31, 2015

Average Annual Total Returns: Periods Ended September 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Mid-Cap Growth Fund	12/31/1997	5.41%	13.82%	8.76%

14

Mid-Cap Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.9%)[1]
Consumer Discretionary (27.8%)
	Brunswick Corp.	2,571,480	138,371
	Hanesbrands Inc.	3,174,065	101,380
	Hilton Worldwide
	Holdings Inc.	3,936,820	98,381
*	Norwegian Cruise Line
	Holdings Ltd.	1,258,690	80,078
	Tractor Supply Co.	767,585	70,917
	Dollar General Corp.	978,626	66,322
	Royal Caribbean Cruises
	Ltd.	633,730	62,327
	BorgWarner Inc.	1,453,804	62,252
	Advance Auto Parts Inc.	288,820	57,311
	Polaris Industries Inc.	460,000	51,676
	Ross Stores Inc.	847,100	42,846
	Williams-Sonoma Inc.	571,133	42,121
*	Burlington Stores Inc.	864,239	41,553
	PVH Corp.	444,340	40,413
	Newell Rubbermaid Inc.	930,696	39,489
*	O’Reilly Automotive Inc.	136,021	37,577
	L Brands Inc.	293,200	28,141
	Six Flags Entertainment
	Corp.	538,500	28,024
	Nordstrom Inc.	338,795	22,093
	Lennar Corp. Class A	416,575	20,858
*	Sally Beauty Holdings Inc.	781,892	18,382
	Harman International
	Industries Inc.	138,865	15,270
*	Chipotle Mexican Grill Inc.
	Class A	23,330	14,937
	Carter’s Inc.	117,550	10,683
*	Steven Madden Ltd.	272,150	9,484
			1,200,886
Consumer Staples (1.3%)
	Keurig Green Mountain Inc.	615,650	31,244
*	Monster Beverage Corp.	189,700	25,860
			57,104

Energy (2.1%)
	Superior Energy Services
	Inc.	2,993,070	42,382
*	Diamondback Energy Inc.	372,140	27,479
*	Concho Resources Inc.	170,600	19,774
			89,635
Financials (16.1%)
	Intercontinental Exchange
	Inc.	416,490	105,122
	SEI Investments Co.	1,516,290	78,574
	Lazard Ltd. Class A	1,418,183	65,690
*	E*TRADE Financial Corp.	2,229,458	63,562
	Popular Inc.	2,130,021	62,985
*	Affiliated Managers Group
	Inc.	325,390	58,655
	Moody’s Corp.	521,300	50,128
*	Signature Bank	332,284	49,484
	Assured Guaranty Ltd.	1,474,825	40,469
	Jones Lang LaSalle Inc.	215,490	35,924
*	MGIC Investment Corp.	3,784,260	35,572
^	LPL Financial Holdings Inc.	623,514	26,562
	IBERIABANK Corp.	338,817	20,542
			693,269
Health Care (12.9%)
*	BioMarin Pharmaceutical
	Inc.	549,820	64,351
*	Cerner Corp.	879,700	58,315
*	MEDNAX Inc.	795,300	56,045
*	Endo International plc	821,975	49,310
*	Sirona Dental Systems Inc.	423,858	46,256
*	Align Technology Inc.	538,100	35,224
*	Mettler-Toledo
	International Inc.	112,300	34,924
*	Team Health Holdings Inc.	526,650	31,425
*	IDEXX Laboratories Inc.	444,158	30,478
*	Charles River Laboratories
	International Inc.	463,726	30,254
*	Quintiles Transnational
	Holdings Inc.	452,097	28,776

15

Mid-Cap Growth Fund

			Market
			Value•
		Shares	($000)
	Perrigo Co. plc	164,410	25,934
*	Medivation Inc.	561,300	23,608
*	Health Net Inc.	336,810	21,643
*	HCA Holdings Inc.	120,434	8,285
*	Incyte Corp.	66,660	7,835
*	Akorn Inc.	128,101	3,425
			556,088
Industrials (15.9%)
*	Old Dominion Freight Line
	Inc.	2,027,140	125,561
	ManpowerGroup Inc.	927,060	85,086
	Towers Watson & Co.
	Class A	577,830	71,397
	KAR Auction Services Inc.	1,699,585	65,264
	Delta Air Lines Inc.	1,127,495	57,322
	Rockwell Collins Inc.	592,200	51,356
	AMETEK Inc.	779,910	42,755
	Equifax Inc.	361,165	38,489
	Carlisle Cos. Inc.	400,500	34,843
*	TransDigm Group Inc.	131,700	28,954
*	Verisk Analytics Inc.
	Class A	366,400	26,238
*	Middleby Corp.	201,200	23,528
*	HD Supply Holdings Inc.	783,145	23,330
*	IHS Inc. Class A	103,525	12,375
			686,498
Information Technology (15.1%)
*	Vantiv Inc. Class A	1,839,609	92,256
*	Red Hat Inc.	826,000	65,345
*	Cognizant Technology
	Solutions Corp. Class A	950,880	64,765
*	Genpact Ltd.	2,182,222	54,076
*	ANSYS Inc.	494,400	47,121
*	CoStar Group Inc.	225,679	45,829
*	Guidewire Software Inc.	672,700	39,171
*	NXP Semiconductors NV	474,690	37,192
	SS&C Technologies
	Holdings Inc.	421,016	31,218
*	IPG Photonics Corp.	325,432	26,887
*	Pandora Media Inc.	1,740,410	20,032
*	Akamai Technologies Inc.	303,772	18,475
	Avago Technologies Ltd.
	Class A	144,400	17,780
	Cypress Semiconductor
	Corp.	1,628,480	17,164
*	Manhattan Associates Inc.	230,310	16,778
*	PTC Inc.	439,880	15,589
	Monolithic Power
	Systems Inc.	177,745	11,095
	Belden Inc.	163,305	10,457
*,^	NeuStar Inc. Class A	350,277	9,524
	MAXIMUS Inc.	138,865	9,471
			650,225

	Materials (1.8%)
	Vulcan Materials Co.	471,400	45,528
	Airgas Inc.	346,900	33,358
			78,886
	Other (0.2%)
2	Vanguard Mid-Cap Growth
	ETF	100,223	10,295

Telecommunication Services (1.7%)
*	SBA Communications
	Corp. Class A	628,845	74,845
	Total Common Stocks
	(Cost $3,652,053)		4,097,731
Temporary Cash Investments (4.9%)[1]
	Money Market Fund (4.7%)
3,[4]	Vanguard Market
	Liquidity Fund,
	0.207%	204,525,886	204,526

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
[5,6]	Federal Home Loan Bank
	Discount Notes, 0.180%,
	11/4/15	6,000	6,000
[5,6]	Federal Home Loan Bank
	Discount Notes, 0.182%,
	11/25/15	2,000	2,000
			8,000
Total Temporary Cash Investments
	(Cost $212,522)		212,526
	Total Investments (99.8%)
	(Cost $3,864,575)		4,310,257

16

Mid-Cap Growth Fund

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	368
Receivables for Investment Securities Sold 34,566
Receivables for Accrued Income	986
Receivables for Capital Shares Issued	13,999
Other Assets	1,124
Total Other Assets	51,043
Liabilities
Payables for Investment Securities
Purchased	(26,079)
Collateral for Securities on Loan	(9,074)
Payables to Investment Advisor	(1,928)
Payables for Capital Shares Redeemed	(1,756)
Payables to Vanguard	(4,889)
Other Liabilities	(171)
Total Liabilities	(43,897)
Net Assets (100%)
Applicable to 173,551,238 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,317,403
Net Asset Value Per Share	$24.88

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	3,564,655
Undistributed Net Investment Income	4,532
Accumulated Net Realized Gains	298,474
Unrealized Appreciation (Depreciation)
Investment Securities	445,682
Futures Contracts	4,060
Net Assets	4,317,403

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $8,790,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.3% and 2.5%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $9,074,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $4,500,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Mid-Cap Growth Fund

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Dividends[1]	25,722
Interest[1]	322
Securities Lending	146
Total Income	26,190
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,636
Performance Adjustment	(318)
The Vanguard Group—Note C
Management and Administrative	8,556
Marketing and Distribution	739
Custodian Fees	44
Auditing Fees	34
Shareholders’ Reports	36
Trustees’ Fees and Expenses	7
Total Expenses	16,734
Expenses Paid Indirectly	(139)
Net Expenses	16,595
Net Investment Income	9,595
Realized Net Gain (Loss)
Investment Securities Sold[1]	347,399
Futures Contracts	(4,019)
Realized Net Gain (Loss)	343,380
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(141,728)
Futures Contracts	4,375
Change in Unrealized Appreciation (Depreciation)	(137,353)
Net Increase (Decrease) in Net Assets Resulting from Operations	215,622
1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $125,000, $313,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mid-Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,595	5,069
Realized Net Gain (Loss)	343,380	446,093
Change in Unrealized Appreciation (Depreciation)	(137,353)	(63,181)
Net Increase (Decrease) in Net Assets Resulting from Operations	215,622	387,981
Distributions
Net Investment Income	(4,856)	(782)
Realized Capital Gain[1]	(405,208)	(278,523)
Total Distributions	(410,064)	(279,305)
Capital Share Transactions
Issued	1,505,655	619,821
Issued in Lieu of Cash Distributions	398,819	271,718
Redeemed	(711,728)	(517,710)
Net Increase (Decrease) from Capital Share Transactions	1,192,746	373,829
Total Increase (Decrease)	998,304	482,505
Net Assets
Beginning of Period	3,319,099	2,836,594
End of Period[2]	4,317,403	3,319,099

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $80,760,000 and $86,619,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,532,000 and $788,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Mid-Cap Growth Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$26.40	$25.72	$20.95	$19.40	$17.54
Investment Operations
Net Investment Income	. 064[1]	.045	.048	.041	.040[2]
Net Realized and Unrealized Gain (Loss)
on Investments	1.625	3.134	5.965	1.892	1.840
Total from Investment Operations	1.689	3.179	6.013	1.933	1.880
Distributions
Dividends from Net Investment Income	(.038)	(.007)	(.075)	(. 030)	(. 020)
Distributions from Realized Capital Gains	(3.171)	(2.492)	(1.168)	(.353)	—
Total Distributions	(3.209)	(2.499)	(1.243)	(. 383)	(.020)
Net Asset Value, End of Period	$24.88	$26.40	$25.72	$20.95	$19.40

Total Return[3]	6.68%	13.42%	30.32%	10.24%	10.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,317	$3,319	$2,837	$2,129	$1,804
Ratio of Total Expenses to Average Net Assets[4]	0.43%	0.46%	0.51%	0.54%	0.53%
Ratio of Net Investment Income to
Average Net Assets	0.25%[1]	0.16%	0.19%	0.19%	0.20%[2]
Portfolio Turnover Rate	93%	82%	83%	97%	127%

1 Net investment income per share and the ratio of net investment income to average net assets include $.006 and 0.03%, respectively, resulting from a special dividend from Lazard Ltd. in February 2015.
2 Net investment income per share and the ratio of net investment income to average net assets include $.02 and 0.11%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), 0.02%, 0.04%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Mid-Cap Growth Fund

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2015, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

21

Mid-Cap Growth Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Chartwell Investment Partners, LLC, and William Blair Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Chartwell Investment Partners, LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index for the preceding three years. The basic fee of William Blair Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index for the preceding five years.

22

Mid-Cap Growth Fund

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.20% of the fund’s average net assets, before a net decrease of $318,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2015, the fund had contributed to Vanguard capital in the amount of $368,000, representing 0.01% of the fund’s net assets and 0.15% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2015, these arrangements reduced the fund’s expenses by $139,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,097,731	—	—
Temporary Cash Investments	204,526	8,000	—
Futures Contracts—Assets[1]	24	—	—
Futures Contracts—Liabilities[1]	(71)	—	—
Total	4,302,210	8,000	—
1 Represents variation margin on the last day of the reporting period.

23

Mid-Cap Growth Fund

F. At October 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	December 2015	546	78,700	3,720
E-mini S&P 500 Index	December 2015	253	26,232	340
				4,060

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $995,000 from undistributed net investment income, and $44,726,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2015, the fund had $24,069,000 of ordinary income and $296,340,000 of long-term capital gains available for distribution.

At October 31, 2015, the cost of investment securities for tax purposes was $3,873,529,000. Net unrealized appreciation of investment securities for tax purposes was $436,728,000, consisting of unrealized gains of $599,967,000 on securities that had risen in value since their purchase and $163,239,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2015, the fund purchased $4,192,369,000 of investment securities and sold $3,412,659,000 of investment securities, other than temporary cash investments.

24

Mid-Cap Growth Fund

I. Capital shares issued and redeemed were:

	Year Ended October 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	59,434	24,664
Issued in Lieu of Cash Distributions	16,399	11,417
Redeemed	(28,005)	(20,664)
Net Increase (Decrease) in Shares Outstanding	47,828	15,417

J. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

25

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Mid-Cap Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mid-Cap Growth Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 10, 2015

Special 2015 tax information (unaudited) for Vanguard Mid-Cap Growth Fund

This information for the fiscal year ended October 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $367,444,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $17,212,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 76.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mid-Cap Growth Fund
Periods Ended October 31, 2015

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	6.68%	13.99%	9.64%
Returns After Taxes on Distributions	3.31	12.31	8.42
Returns After Taxes on Distributions and Sale of Fund Shares	5.72	10.93	7.68

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended October 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	4/30/2015	10/31/2015	Period
Based on Actual Fund Return	$1,000.00	$976.84	$2.09
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.09	2.14

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester, the	Occupation(s) During the Past Five Years and
University of Rochester Medical Center, Monroe	Other Experience: Corporate Vice President and
Community College Foundation, and North Carolina	Chief Global Diversity Officer (retired 2008) and
A&T University.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3010 122015

Annual Report | October 31, 2015

Vanguard International Explorer™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	9
Fund Profile.	13
Performance Summary.	15
Financial Statements.	17
Your Fund’s After-Tax Returns.	35
About Your Fund’s Expenses.	36
Trustees Approve Advisory Arrangements.	38
Glossary.	40

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2015
Total
Returns
Vanguard International Explorer Fund	5.65%
S&P EPAC SmallCap Index	8.09
International Small-Cap Funds Average	3.87
International Small-Cap Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2014, Through October 31, 2015

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard International Explorer Fund	$18.26	$17.76	$0.326	$1.096

Chairman’s Letter

Dear Shareholder,

The troubled global economy weighed on international financial markets during the fiscal year ended October 31, 2015, and small-capitalization international stocks outperformed their large-cap counterparts for the period. Vanguard International Explorer Fund returned almost 6%, more than 2 percentage points behind its benchmark, the S&P EPAC SmallCap Index, and almost 2 percentage points ahead of the average return of its international small-cap fund peers.

Relative to its index, the fund’s shortfall reflected a combination of underperforming investment selections and fair-value pricing adjustments. These adjustments, which are required by the Securities and Exchange Commission, address pricing discrepancies that may arise because of time-zone differences among global stock markets. From a sector standpoint, the fund recorded positive results in nine of its ten industry sectors.

Results also would have been higher for U.S.-based investors had the dollar not strengthened against a number of currencies, including the euro and yen, during the period.

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fiscal year that appear later in this report.

2

Global stock markets struggled, and some failed to advance

The broad U.S. stock market returned more than 4% for the fiscal year ended October 31. The market traveled a bumpy road to that result. Fears surfaced in late summer that slower economic growth in China would spread across the globe. A sharp drop in August erased the market’s earlier gains and stocks slid further in September.

In October, however, U.S. stocks staged a robust rally as the Federal Reserve maintained its historically low short-term interest rates. Corporate earnings, although lower than in recent years, mostly exceeded expectations. In Europe and Asia, central banks signaled or implemented additional stimulus measures to counter sluggish growth and low inflation.

The broad international stock market returned about –4% for U.S. investors as the dollar’s strength weighed on local-market returns. Solid gains in the developed markets of the Pacific region and Europe were essentially flat when translated into dollars. Stocks tumbled in emerging markets, where concerns about China seemed to weigh most heavily.

The search for a safe haven gave bonds a bit of a boost

The broad U.S. taxable bond market, which returned 1.96% for the fiscal year, benefited from investors’ desire for safe-

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.86%	16.28%	14.32%
Russell 2000 Index (Small-caps)	0.34	13.90	12.06
Russell 3000 Index (Broad U.S. market)	4.49	16.09	14.14
FTSE All-World ex US Index (International)	-3.83	5.20	2.99

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.96%	1.65%	3.03%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.87	2.91	4.28
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	0.17%	0.93%	1.69%

3

haven assets during periods of stock market volatility. The yield of the 10-year U.S. Treasury note ended October at 2.17%, down from 2.31% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned about –7%, also held back by the strong dollar. Without this currency effect, international bond returns were positive.

Returns for money market funds and savings accounts continued to be constrained by the Fed’s 0%–0.25% target for short-term interest rates.

International small-cap stocks offer opportunities to diversify

Vanguard International Explorer Fund invests in small-capitalization international growth stocks, particularly those of the developed markets of Europe and the Pacific region. Wellington Management Company and Schroder Investment Management North America—the fund’s two advisors––search for stocks of quality companies that are attractively valued.

The advisors use a “bottom-up” process in choosing stocks, evaluating individual companies rather than trying to identify which industry sectors or countries will perform best. They conduct fundamental analysis of companies in every market in pursuit of those that appear promising

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
International Explorer Fund	0.40%	1.61%

The fund expense ratio shown is from the prospectus dated February 25, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the fund’s expense ratio was 0.42%. This increase from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: International Small-Cap Funds.

4

yet not overvalued. A diverse range of industries and countries make up the portfolio.

With investments in more than 300 stocks representing more than 30 countries, your fund remained broadly diversified over the fiscal year. At the period’s end, about 60% of its assets were in Europe, more than 30% in the developed Pacific region, and about 10% in emerging markets and North America combined.

Notably, the European Central Bank embarked on a stimulative bond-buying program that led to negative rates on some European sovereign bonds and a weaker euro. This program, along with a generally improving economic outlook, was welcomed by many European stock markets. The fund did well in the Italian financial, industrial, and consumer discretionary sectors and in the Irish consumer, industrial, and materials sectors; its holdings beat their benchmark counterparts by a significant amount. On the other side of the ledger, the fund’s Dutch and Norwegian financial firms did worse than their benchmark counterparts (which also performed poorly).

Japan, the country with the largest weighting in the fund, was a bright spot. The Bank of Japan’s aggressive stimulus efforts boosted stocks. In addition, the weaker yen relative to the U.S. dollar made Japan’s products less expensive for consumers abroad, which helped exports. Most sectors delivered double-digit gains for both the fund and the index, and the

Total Returns
Ten Years Ended October 31, 2015
Average
Annual Return
International Explorer Fund	6.42%
S&P EPAC SmallCap Index	6.34
International Small-Cap Funds Average	6.14

International Small-Cap Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

advisors’ selection generally boosted performance. Consumer discretionary stocks from Hong Kong also shined, outperforming the benchmark. Australian energy, information technology, and consumer staples companies, however, weighed on returns.

Notwithstanding the fund’s small allocation to them, emerging markets (which are barely represented in the benchmark) hurt performance. The fund’s stocks in beleaguered China held up relatively well, but these results were offset by broad-based setbacks in Brazil, as well as by poor returns from Indian financial and telecommunication services companies.

From a sector perspective, industrials contributed the most to relative returns. International Explorer’s large allocation to the sector, as well as the advisors’

Staying the course can help you stay closer to your fund’s return
When stock markets are highly volatile, as in
recent months, it’s tempting to run for cover.
But the price of panic can be high.

A rough measure of what can be lost from
attempts to time the market is the difference
between the returns produced by a fund and
the returns earned by the fund’s investors.

The results shown in your fund’s Perfor-
mance Summary later in this report are its
time-weighted returns—the average annual
returns investors would have earned if they
had invested a lump sum in the fund at
the start of the period and reinvested any
distributions they received. Their actual
returns, however, depend on whether they
subsequently bought or sold any shares.
There’s often a gap between this dollar-
weighted return for investors and the
fund’s time-weighted return, as shown
in the figure to the right.

Many sensible investment behaviors can
contribute to the difference in returns, but
industry cash flow data suggest that one
important factor is the generally counter-
productive effort to buy and sell at the
“right” time. Keeping your emotions in
check can help narrow the gap.

Fund returns vs. investor returns

Notes: Data are for the decade ended September 30, 2015. The average fund return and average investor return are from Morningstar, based on
U.S. -domiciled international equity funds that have reported ten-year returns. The average fund return is the average of the international stock funds’ time-weighted returns. The average investor return assumes that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash ‚ow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash
‚ow. A model similar to an internal rate-of-return calculation is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash ‚ows to the ending total net assets.
Sources: Vanguard and Morningstar, Inc.

6

selection within it, gave the fund a distinct advantage. Financials detracted the most from relative returns. Energy was the fund’s worst performer, declining more than –40% as continued low oil prices plagued most areas of the industry.

You can find more information on the fund’s positioning and performance in the Advisors’ Report that follows this letter.

The fund’s ten-year record is a tribute to its advisors’ skill

The benefits of including international holdings in an investment program usually become more apparent in the long run, as differences emerge in the economic and financial performances of various countries.

International small-cap stocks may also offer diversification benefits beyond their large-cap counterparts, since more of their revenue comes from their home markets rather than the United States, where larger global multinationals compete. With its focus on small-cap stocks, International Explorer can provide exposure to rapidly growing companies outside the United States.

For the ten years ended October 31, 2015 the fund recorded an average annual return of 6.42% per year, slightly ahead of both its benchmark index (which carries no expenses) and the average return of its peers.

Both advisors are experienced in identifying promising small-company stocks that they believe will grow faster than the overall market. In addition, the fund isn’t burdened by a high expense ratio that would take away from investors’ returns.

A dose of discipline is crucial when markets become volatile

The developments over the past few months remind us that nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also

7

a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 17, 2015

8

Advisors’ Report

For the fiscal year ended October 31, 2015, Vanguard International Explorer Fund returned 5.65%. Your fund is managed by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These comments were prepared on November 20, 2015.

Schroder Investment Management North America Inc.

Portfolio Manager: Matthew F. Dobbs,

Head of Global Small Companies

International small-company equities rose modestly over the period, with the S&P EPAC SmallCap Index returning 8.1%. This result outpaced that of larger-capitalization equities, as the S&P EPAC Large/MidCap Index was flat (–0.3%).

Vanguard International Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment	72	2,086	The advisor employs a fundamental investment
Management North America Inc.			approach that considers macroeconomic factors while
			focusing primarily on company-specific factors,
			including a company’s potential for long-term growth,
			financial condition, quality of management, and
			sensitivity to cyclical factors. The advisor also
			considers the relative value of a company’s securities
			compared with those of other companies and the
			market as a whole.
Wellington Management	25	708	The advisor employs a traditional, bottom-up approach
Company LLP			that is opportunistic in nature, relying on global and
			regional research resources to identify both
			growth-oriented and neglected or misunderstood
			companies.
Cash Investments	3	93	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

9

The bulk of the gains came in the first half of the fiscal year, supported in Japan by continued earnings momentum and hopes for improvements in corporate governance, and in Europe by further action from the European Central Bank.

The outperformance by smaller companies was particularly pronounced in Europe, and there was a distinct sectorial influence, as this outperformance was most notable in financials and materials. Smaller financial companies largely avoided the regulatory and capital adequacy concerns surrounding the large banks. In materials, greater diversity stood smaller companies in good stead, as weaker commodity prices weighed on the large-cap mining companies. Smaller-caps also outperformed larger-caps in the Pacific region excluding Japan, although overall returns were still negative in dollar terms, as a result of widespread deflationary pressure and slowing regional economies (especially China).

In contrast to last year, emerging markets have detracted the most from relative performance, with returns falling significantly short of developed market averages. Notable areas of weakness included financials (BR Properties, LPN Development), information technology (Chroma ATE), and telecommunications (Idea Cellular). Health care was our lone positive contributor in emerging markets, with good returns from Indian holdings Apollo Hospitals Enterprise and Ipca Laboratories.

In the United Kingdom, selection also detracted from returns, mainly because of sector positioning, most notably overweighting energy and industrials and underweighting financials and consumer cyclicals. These losses were partly offset by strong selection within industrials (DCC, Ricardo) and materials (ECO Animal Health Group, Alent).

In Japan, stock selection contributed most to relative performance, particularly in health care (Nichi-iko Pharmaceutical), industrials (Kuroda Electric, Trusco Nakayama, Nippon Densetsu Kogyo) and information technology (OBIC Business Consultants, Kakaku.com). In materials, plastics firm JSP performed strongly, thanks to robust operating results and an offer to buy shares made by its major shareholder.

Continental Europe outperformed modestly, despite major challenges in energy and financials. The collapse of Danish fuel supplier OW Bunker within months of its IPO serves as a reminder of the importance of diversification in small-cap investing. In financials, our positive stance on insurance proved misplaced amid regulatory flux and low long-term interest rates, both of which took a toll on our holdings Delta Lloyd, FBD Holdings, and Storebrand.

These disappointments were more than compensated by strong performances across a range of other sectors, notably industrials (Maire Tecnimont, Stabilus),

10

information technology (XING, Ubisoft Entertainment), materials (Smurfit Kappa Group, Braas Monier Building Group), and consumer staples (Glanbia).

We have witnessed an extended period of outperformance by international smaller companies, and this outperformance has continued through recent months despite a cautious tone to equity markets overall. Despite this strong showing, we take comfort from the fact that small-cap valuations relative to large-cap are still well within the historic range. In a low-growth and perhaps inherently deflationary world, real growth will be highly prized. We will continue to seek well-positioned smaller companies that can thrive within small but expanding niches that benefit from rapid change across a range of sectors and geographies.

Wellington Management Company llp

Portfolio Manager: Simon H. Thomas,

Senior Managing Director and Equity Portfolio Manager

Global equities (+2.3%) rose modestly during the period. Weakness during the second half of the fiscal year offset earlier gains as worries about a slowdown in China, the world’s second-largest economy, took center stage. Risk appetites were also dampened by the European Central Bank’s cut in its euro zone economic and inflation outlook and the downgrading of Brazil’s debt to below investment grade. Falling commodity prices and uncertainty over the timing of the Federal Reserve’s first rate hike further muddied the waters.

Our portfolio benefited from strong stock selection within the industrial, financial, and health care sectors. Gains in these sectors were partially offset by weaker selection within consumer discretionary and energy. Sector allocation, which is largely a result of the bottom-up stock selection process, weighed on performance, with our overweighting of the lagging industrials sector the main driver of results. At a regional level, an underweighting of the Pacific region excluding Japan contributed positively to relative results, as did selection within Europe and Japan.

Top contributors to relative performance included Gategroup Holdings, Asahi Intecc, and Anima Holding. Switzerland-based Gategroup is a leading provider of catering, hospitality, and logistics services to the travel industry. The stock rallied as lower oil prices were seen as helping the travel business. We maintain a position as of the end of the period; we believe that Gategroup’s business is steady and stable and that its stock is attractively valued. Shares of Japan-based medical devices company Asahi Intecc, which produces guidewires and catheters, climbed on investor optimism about the increasing demand for the company’s products. We continue to hold the stock. Anima Holding is an Italy-based asset management

11

company. It was created to purchase the investment management divisions of regional Italian banks as they attempted to repair their balance sheets following the financial crisis. The company has benefited from continued inflows as Italy undergoes a secular shift away from a low savings rate. We continue to hold the stock.

The largest detractors from relative performance during the period included IHI, Magazine Luiza, and Pacific Exploration and Production (which in August changed its name from Pacific Rubiales). IHI, a Japan-based producer of transport-related machinery, performed poorly as the company downgraded its full-year guidance following a series of cost overruns within its social infrastructure and offshore divisions. Despite recent weakness, the company’s fundamentals, in our opinion, remain strong and we continue to hold our position. Brazil-based white goods company Magazine Luiza underperformed, as did Brazilian equities in general, amid concerns about Brazil’s slowing economy, confusion over recent elections, and the Petrobras corruption scandal. In addition, investors worried that rising interest rates in Brazil would weigh on Magazine Luiza’s sales, which are largely based on credit. We trimmed our position but continue to hold the stock, because we believe the company’s fundamentals will continue to improve. Declining oil prices weighed on shares of Pacific Exploration and Production, a Canadian oil and natural gas exploration and production company focused on reserves in Colombia and Peru. We eliminated the position on temporary share strength in the second quarter following a takeout offer by Mexico-based conglomerate Alfa.

We ended the year most overweighted in industrials and consumer discretionary, and most underweighted in information technology and consumer staples. On a regional basis, our greatest overweight position relative to the benchmark at the end of the period was Japan. We were most underweighted in the Pacific region excluding Japan, though we continue to look for high-quality companies there that have been neglected by the market and thus offer attractive investment opportunities.

12

International Explorer Fund

Fund Profile
As of October 31, 2015

Portfolio Characteristics
		S&P	MSCI AC
		EPAC	World
		SmallCap	Index ex
	Fund	Index	USA
Number of Stocks	330	3,848	1,831
Median Market Cap	$1.8B	$1.7B	$30.5B
Price/Earnings Ratio	21.5x	20.3x	17.3x
Price/Book Ratio	1.9x	1.6x	1.7x
Return on Equity	12.5%	11.0%	15.2%
Earnings Growth
Rate	11.6%	12.3%	11.0%
Dividend Yield	1.9%	2.1%	3.0%
Turnover Rate	42%	—	—
Ticker Symbol	VINEX	—	—
Expense Ratio[1]	0.40%	—	—
Short-Term Reserves	2.5%	—	—

Sector Diversification (% of equity exposure)
			MSCI
		S&P	AC
		EPAC	World
		SmallCap	Index
	Fund	Index	ex USA
Consumer
Discretionary	21.3%	17.1%	12.1%
Consumer Staples	5.4	6.5	10.8
Energy	1.1	1.9	6.5
Financials	20.1	22.2	27.1
Health Care	7.7	7.8	9.3
Industrials	24.6	22.2	11.3
Information
Technology	7.8	10.7	7.4
Materials	8.8	8.6	6.8
Telecommunication
Services	1.5	1.2	5.2
Utilities	1.7	1.8	3.5

Volatility Measures
		MSCI
	S&P	AC
	EPAC	World
	SmallCap	Index ex
	Index	USA
R-Squared	0.93	0.85
Beta	0.89	0.78
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Anima Holding SPA	Asset Management
	& Custody Banks	1.2%
Cerved Information
Solutions SPA	Specialized Finance	1.0
Rubis SCA	Gas Utilities	1.0
OVS SPA	Apparel, Accessories
	& Luxury Goods	1.0
BRAAS Monier Building	Construction
Group SA	Materials	0.9
Smurfit Kappa Group plc Paper Packaging		0.9
Helvetia Holding AG	Multi-line Insurance	0.9
UBISOFT Entertainment	Home Entertainment
	Software	0.8
Matas A/S	Specialty Stores	0.8
Dalata Hotel Group plc	Hotels, Resorts &
	Cruise Lines	0.8
Top Ten		9.3%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 25, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the expense ratio was 0.42%.

13

International Explorer Fund

Market Diversification (% of equity exposure)
		S&P	MSCI
		EPAC	AC World
		SmallCap	Index ex
	Fund	Index	USA
Europe
United Kingdom	18.8%	17.8%	14.8%
Italy	9.0	2.3	1.8
France	7.5	8.4	7.4
Ireland	4.8	0.2	0.3
Germany	3.9	7.9	6.7
Switzerland	3.9	8.2	6.9
Denmark	2.2	1.4	1.2
Sweden	2.1	3.2	2.1
Netherlands	1.7	1.7	2.1
Norway	1.5	0.6	0.4
Austria	1.2	0.2	0.1
Other	2.1	4.7	4.3
Subtotal	58.7%	56.6%	48.1%
Pacific
Japan	23.7%	23.2%	16.9%
Australia	3.7	5.6	4.7
Hong Kong	1.8	2.4	2.2
South Korea	1.5	3.9	3.3
Other	1.1	1.3	1.0
Subtotal	31.8%	36.4%	28.1%
Emerging Markets
India	3.1%	0.0%	1.7%
China	2.1	0.9	4.9
Taiwan	1.3	0.0	2.5
Other	1.8	0.0	7.8
Subtotal	8.3%	0.9%	16.9%
North America
United States	1.1%	0.2%	6.2%
Other	0.1	0.0	0.0
Subtotal	1.2%	0.2%	6.2%
Middle East	0.0%	0.6%	0.5%
Other	0.0	5.3	0.2
"Other" represents securities that are not classified by the fund's benchmark index.

14

International Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2005, Through October 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	International Explorer Fund*	5.65%	6.65%	6.42%	$18,638
••••••••	S&P EPAC SmallCap Index	8.09	7.70	6.34	18,498
– – – –	MSCI International All Country Small-Cap World Funds Index Average ex USA	-4.26 3.87	3.06 6.75	4.62 6.14	15,713 18,138
International Small-Cap Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

15

International Explorer Fund

Fiscal-Year Total Returns (%): October 31, 2005, Through October 31, 2015

Average Annual Total Returns: Periods Ended September 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Explorer Fund	11/4/1996	-0.52%	6.46%	5.50%

16

International Explorer Fund

Financial Statements

Statement of Net Assets
As of October 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (95.3%)[1]
Australia (3.3%)
Computershare Ltd.	1,339,861	10,333
Spotless Group
Holdings Ltd.	6,516,983	9,905
Iluka Resources Ltd.	2,094,685	9,595
Mirvac Group	7,419,796	9,555
Asaleo Care Ltd.	6,618,650	8,256
Incitec Pivot Ltd.	2,439,068	6,873
Ansell Ltd.	464,023	6,598
Amcor Ltd.	651,293	6,302
oOh!media Ltd.	2,295,537	5,500
^ Super Retail Group Ltd.	754,689	5,201
Tox Free Solutions Ltd.	2,247,753	4,617
SAI Global Ltd.	1,197,989	3,752
Domino’s Pizza
Enterprises Ltd.	78,950	2,633
Mantra Group Ltd.	817,763	2,409
^,* Karoon Gas Australia Ltd.	1,005,321	1,256
* Link Administration
Holdings Ltd.	262,865	1,194
		93,979
Austria (1.1%)
ANDRITZ AG	405,642	20,422
BUWOG AG	158,759	3,377
Wienerberger AG	166,685	3,072
Schoeller-Bleckmann
Oilfield Equipment AG	45,800	2,750
CA Immobilien Anlagen AG	119,342	2,339
Kapsch TrafficCom AG	10,964	397
		32,357
Belgium (0.5%)
Ackermans
& van Haaren NV	32,845	4,997
Cie d’Entreprises CFE	38,668	4,793
D’ieteren SA	140,831	4,766
		14,556

Brazil (0.2%)
	BR Properties SA	1,692,688	5,179
	Magazine Luiza SA	15,511	48
			5,227
China (2.0%)
	ANTA Sports
	Products Ltd.	3,901,000	10,882
	Shenzhou International
	Group Holdings Ltd.	2,009,000	9,871
	New Oriental Education
	& Technology Group Inc.
	ADR	347,121	9,549
	E-House China
	Holdings Ltd. ADR	762,600	4,728
	Dah Chong Hong
	Holdings Ltd.	10,202,000	4,621
	Haitian International
	Holdings Ltd.	2,600,000	4,545
^	Baoxin Auto Group Ltd.	9,677,000	4,012
^	Phoenix Healthcare
	Group Co. Ltd.	2,411,000	3,654
	CSPC Pharmaceutical
	Group Ltd.	3,548,000	3,299
	China Medical System
	Holdings Ltd.	1,647,000	2,250
^,*	Daphne International
	Holdings Ltd.	4,536,000	815
			58,226
Denmark (2.1%)
	Matas A/S	1,375,000	24,915
^	FLSmidth & Co. A/S	425,000	16,063
*	H Lundbeck A/S	318,709	9,358
	DSV A/S	142,386	5,761
^,*	Ambu A/S Class B	158,000	4,280
*	OW Bunker A/S	1,000,000	—
			60,377
Finland (0.1%)
	Vaisala Oyj	90,000	2,403

17

International Explorer Fund

			Market
			Value•
		Shares	($000)
France (7.1%)
	Rubis SCA	360,611	28,905
*	UBISOFT Entertainment	837,093	25,073
	Montupet	295,993	23,214
	Elis SA	1,000,000	16,939
*	SPIE SA	1,000,000	16,921
*	Marie Brizard
	Wine & Spirits SA	675,000	14,501
*	Naturex	135,000	9,497
	Euler Hermes Group	97,619	9,146
	Imerys SA	118,436	8,102
	Eurofins Scientific SE	22,000	7,954
	Lectra	600,000	7,088
*	ID Logistics Group	50,824	6,589
	Korian SA	170,000	6,428
	Eurazeo SA	86,536	6,093
	Virbac SA	26,615	5,299
	Albioma SA	300,000	4,879
	Wendel SA	32,864	3,940
	Coface SA	445,176	3,603
*	Inside Secure SA	83,885	124
	Vallourec SA	1	—
			204,295
Germany (3.6%)
	BRAAS Monier
	Building Group SA	1,073,732	28,074
	XING AG	89,567	17,642
	Zeal Network SE	318,921	14,606
	RIB Software AG	700,000	8,641
*	Tom Tailor Holding AG	890,000	5,889
*	GRENKELEASING AG	31,291	5,738
*	STRATEC Biomedical AG	93,707	5,451
	Freenet AG	150,000	5,061
	Grand City Properties SA	248,515	4,962
	SAF-Holland SA	237,201	3,461
	ElringKlinger AG	149,075	3,338
	Takkt AG	120,000	2,231
			105,094
Hong Kong (1.8%)
	Techtronic
	Industries Co. Ltd.	6,414,000	23,409
	Johnson Electric
	Holdings Ltd.	2,472,625	9,066
*	HKBN Ltd.	7,152,000	8,591
	Hysan
	Development Co. Ltd.	1,501,000	6,645
	Yue Yuen Industrial
	Holdings Ltd.	1,068,000	3,893
			51,604
India (3.0%)
*	Gujarat Pipavav Port Ltd.	9,210,502	22,653
	Apollo Hospitals
	Enterprise Ltd.	1,011,984	20,280
	Idea Cellular Ltd.	8,449,659	18,045
	Ipca Laboratories Ltd.	679,132	8,073
	Phoenix Mills Ltd.	1,438,800	7,326

	Container Corp.
	Of India Ltd.	188,617	3,820
	Federal Bank Ltd.	3,921,892	3,247
	Multi Commodity
	Exchange of India Ltd.	205,558	2,795
			86,239
Indonesia (0.4%)
	Matahari Department
	Store Tbk PT	6,010,500	7,238
	Ciputra Property Tbk PT	74,669,491	2,529
	Gajah Tunggal Tbk PT	19,561,990	839
			10,606
Ireland (4.7%)
	Smurfit Kappa Group plc	950,000	27,051
*	Dalata Hotel Group plc	4,958,136	24,711
	Paddy Power plc	180,000	20,808
	Glanbia plc	1,000,000	19,379
	Irish Residential
	Properties REIT plc	8,400,000	10,348
	Origin Enterprises plc	1,250,000	9,388
	Irish Continental
	Group plc	1,600,000	8,737
	IFG Group plc	2,622,895	6,364
	FBD Holdings plc	725,000	5,538
*	Cairn Homes plc	1,982,437	2,200
			134,524
Italy (8.7%)
2	Anima Holding SPA	3,697,490	36,311
	Cerved Information
	Solutions SPA	4,063,766	30,777
*,2	OVS SPA	4,149,732	28,573
*	Maire Tecnimont SPA	7,400,000	21,381
	Banca Popolare
	dell’Emilia Romagna SC	2,600,000	20,952
	Credito Emiliano SPA	2,125,000	15,187
	FinecoBank Banca
	Fineco SPA	1,500,000	11,320
*,2	Banca Sistema SPA	2,371,523	11,004
*	Yoox Net-A-Porter
	Group SPA	280,000	9,479
	Moncler SPA	564,712	9,103
^,*	RCS MediaGroup SPA	10,250,000	8,192
^	Salvatore Ferragamo SPA	273,514	7,433
*	Autogrill SPA	732,234	6,807
	DiaSorin SPA	143,708	6,432
^	Brunello Cucinelli SPA	352,544	6,386
^	Industria Macchine
	Automatiche SPA	120,523	6,234
*,2	Infrastrutture Wireless
	Italiane SPA	1,154,435	6,001
	Beni Stabili SpA SIIQ	6,219,860	5,115
	Banca Generali SPA	103,796	3,202
	Immobiliare Grande
	Distribuzione SIIQ SPA	2,660,435	2,656
			252,545

18

International Explorer Fund

			Market
			Value•
		Shares	($000)
Japan (22.7%)
	Nippon Shinyaku Co. Ltd.	566,000	22,124
	Tsuruha Holdings Inc.	237,835	18,834
	Trusco Nakayama Corp.	477,500	16,676
	Nitta Corp.	608,300	16,501
	Hitachi Transport
	System Ltd.	942,400	16,496
	Tokai Tokyo Financial
	Holdings Inc.	2,712,300	16,397
	Nippon Densetsu
	Kogyo Co. Ltd.	807,600	15,229
	NEC Networks & System
	Integration Corp.	811,900	15,175
	OBIC Business
	Consultants Co. Ltd.	239,000	14,626
	Kakaku.com Inc.	780,800	14,580
	Digital Garage Inc.	898,300	13,960
	Unipres Corp.	592,500	13,436
	JSP Corp.	616,800	13,183
	Lintec Corp.	555,500	12,958
	Kuroda Electric Co. Ltd.	598,900	12,109
	Musashi Seimitsu
	Industry Co. Ltd.	586,600	11,840
	Aica Kogyo Co. Ltd.	593,200	11,727
	Zenkoku Hosho Co. Ltd.	342,955	11,547
	Arcs Co. Ltd.	566,500	11,414
	Kissei
	Pharmaceutical Co. Ltd.	431,000	11,053
	Ai Holdings Corp.	455,100	11,046
	SCSK Corp.	266,800	10,219
	Nippon Shokubai Co. Ltd.	130,161	10,158
	Daibiru Corp.	1,195,400	10,148
^	Kureha Corp.	2,663,000	10,147
	Shinmaywa
	Industries Ltd.	914,000	9,957
^	Kumiai Chemical
	Industry Co. Ltd.	1,179,200	9,460
	TPR Co. Ltd.	387,000	9,414
	Koito
	Manufacturing Co. Ltd.	244,500	9,231
	Eagle Industry Co. Ltd.	458,300	9,197
	Glory Ltd.	358,200	9,023
	Shinsei Bank Ltd.	4,312,235	9,004
	Asahi Intecc Co. Ltd.	228,470	8,771
	Iida Group
	Holdings Co. Ltd.	436,985	8,162
	Mitsubishi UFJ
	Lease & Finance
	Co. Ltd.	1,534,095	8,025
	Takasago
	International Corp.	299,400	7,845
	DMG Mori Co. Ltd.	527,515	7,457
	Sumitomo Real
	Estate Sales Co. Ltd.	313,500	7,204
	Mitsui Sugar Co. Ltd.	1,767,000	7,100
^	Welcia Holdings Co. Ltd.	139,400	6,838

	Daikyonishikawa Corp.	128,100	6,793
	Asahi Diamond
	Industrial Co. Ltd.	624,000	6,570
	Fukushima Industries Corp.	301,600	6,540
	Nihon Parkerizing Co. Ltd.	706,700	6,276
^	Message Co. Ltd.	252,380	6,222
	H2O Retailing Corp.	317,700	6,167
	Temp Holdings Co. Ltd.	408,000	6,078
	Nabtesco Corp.	297,400	5,956
	Denyo Co. Ltd.	368,611	5,942
	Nippon Soda Co. Ltd.	739,000	5,703
	Kyudenko Corp.	277,000	5,690
	IHI Corp.	1,923,245	5,420
	Tokyo TY Financial
	Group Inc.	173,843	5,419
	Mitsubishi Materials Corp. 1,522,000		5,281
	Sanwa Holdings Corp.	651,165	5,234
	Hoshizaki Electric Co. Ltd.	71,255	5,150
^	Jamco Corp.	122,900	5,116
	Taiheiyo Cement Corp.	1,529,000	5,025
	Ferrotec Corp.	516,700	5,009
*	Leopalace21 Corp.	916,100	4,864
	Teijin Ltd.	1,373,000	4,831
	Shimadzu Corp.	303,000	4,697
	Showa Denko KK	3,519,000	4,421
	Tsutsumi Jewelry Co. Ltd.	217,700	4,327
	TechnoPro Holdings Inc.	153,800	4,097
	Tokyo Steel
	Manufacturing Co. Ltd.	570,000	3,792
	Kenedix Inc.	1,031,400	3,710
	Yamato Kogyo Co. Ltd.	137,620	3,658
	CyberAgent Inc.	88,910	3,646
^	Zuiko Corp.	95,560	3,587
	Sumco Corp.	353,800	3,551
	Tenma Corp.	208,400	3,517
	Obara Group Inc.	83,400	3,485
	Kobe Steel Ltd.	2,747,000	3,452
	Toyo Tire
	& Rubber Co. Ltd.	161,600	3,393
	Resorttrust Inc.	128,500	3,293
	IBJ Leasing Co. Ltd.	152,565	3,201
	Yushin Precision
	Equipment Co. Ltd.	175,200	3,171
	Miura Co. Ltd.	236,100	2,808
	EPS Holdings Inc.	74,000	722
			654,085
Luxembourg (0.9%)
	B&M European
	Value Retail SA	1,975,858	10,132
*	Stabilus SA	190,000	7,304
	Reinet Investments SCA	219,250	5,160
	L’Occitane International SA	1,829,000	3,673
2	O’Key Group SA GDR	294,369	618
			26,887

19

International Explorer Fund

			Market
			Value•
		Shares	($000)
Malaysia (0.3%)
	Bursa Malaysia Bhd.	4,245,200	8,353

Netherlands (1.6%)
^	Delta Lloyd NV	1,574,985	12,390
	Sligro Food Group NV	225,000	8,268
*,2	Refresco Gerber NV	500,000	8,175
^	Beter Bed Holding NV	250,000	5,972
	USG People NV	286,195	4,548
	IMCD Group NV	110,085	4,116
*,2	Intertrust NV	170,563	3,370
*	Constellium NV Class A	59,494	224
			47,063
New Zealand (0.3%)
	Fletcher Building Ltd.	1,475,159	7,447

Norway (1.5%)
*	Storebrand ASA	6,600,000	23,069
	Borregaard ASA	2,200,000	11,720
	Kongsberg Gruppen ASA	424,968	6,647
	Tomra Systems ASA	84,500	901
			42,337
Other (0.8%)
3	Vanguard FTSE All World
	ex-US Small-Cap ETF	249,010	23,646

Singapore (0.8%)
	UOL Group Ltd.	2,533,300	11,851
	First Resources Ltd.	5,310,000	7,103
	Mapletree
	Industrial Trust	3,914,480	4,259
			23,213
South Africa (0.2%)
	Brait SE	420,840	4,810

South Korea (1.4%)
	Hanon Systems	337,355	13,261
	S-1 Corp.	84,304	7,317
^	Nexen Tire Corp.	512,126	5,909
	Medy-Tox Inc.	10,895	4,618
^	Hotel Shilla Co. Ltd.	35,614	3,418
^	Sung Kwang Bend Co. Ltd.	386,521	3,169
	CJ O Shopping Co. Ltd.	17,510	2,709
			40,401
Spain (0.4%)
	Applus Services SA	600,000	5,339
^	Melia Hotels
	International SA	349,452	5,044
	Naturhouse Health SAU	500,000	2,529
			12,912
Sweden (2.0%)
	Loomis AB Class B	800,000	20,733
†	Bufab Holding AB	2,354,089	12,344
	Modern Times Group
	MTG AB Class B	275,000	7,786

*,2	Coor Service Management
	Holding AB	1,250,000	5,092
	AAK AB	70,000	5,033
	Opus Group AB	6,665,454	4,352
	Concentric AB	339,087	3,917
			59,257
Switzerland (3.7%)
	Helvetia Holding AG	50,000	26,156
	OC Oerlikon Corp. AG	2,123,003	20,352
	Gategroup Holding AG	406,294	15,226
	Ascom Holding AG	600,000	11,373
	Interroll Holding AG	14,000	10,831
	Komax Holding AG	55,000	9,158
	Kuoni Reisen Holding AG	22,000	4,552
	Comet Holding AG	4,500	3,085
*	Dufry AG	24,488	2,861
	Tecan Group AG	17,155	2,336
	Orior AG	40,000	2,245
			108,175
Taiwan (1.2%)
	Giant Manufacturing
	Co. Ltd.	2,060,000	15,489
	Chroma ATE Inc.	3,824,000	6,808
	Gourmet Master Co. Ltd.	995,000	6,026
	CTCI Corp.	4,336,000	5,638
			33,961
Thailand (0.3%)
	LPN Development PCL	14,565,300	7,310

United Arab Emirates (0.2%)
*	Lamprell plc	3,650,000	6,754

United Kingdom (17.4%)
	DCC plc	250,000	20,036
	Kennedy Wilson Europe
	Real Estate plc	1,047,503	19,297
	Grainger plc	4,915,405	18,837
	Dechra
	Pharmaceuticals plc	1,100,000	16,422
	Grafton Group plc	1,425,000	14,778
^,*	SuperGroup plc	610,647	13,735
	IG Group Holdings plc	1,023,416	11,905
	Redrow plc	1,563,146	11,164
	Ricardo plc	800,000	11,152
^	Telecom Plus plc	685,216	11,096
	Elementis plc	3,008,656	10,855
	SSP Group plc	2,226,437	10,333
	Micro Focus
	International plc	527,605	10,199
	Alent plc	1,327,137	10,199
	Keller Group plc	768,445	9,651
	Millennium
	& Copthorne Hotels plc	1,300,000	9,641
	Mitie Group plc	1,933,062	9,566
	Pets at Home Group plc	2,142,073	9,511

20

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Photo-Me
	International plc	3,750,000	9,183
	Berendsen plc	575,000	9,071
*	HomeServe plc	1,450,993	9,027
	Investec plc	1,050,000	8,758
	Hikma Pharmaceuticals plc	239,795	7,990
	Halma plc	675,000	7,934
	WS Atkins plc	372,931	7,906
	UNITE Group plc	754,287	7,719
	Inchcape plc	600,000	7,376
	Just Retirement
	Group plc	2,873,343	7,313
^	Eco Animal Health
	Group plc	1,608,166	7,277
	N Brown Group plc	1,239,419	7,159
	Kier Group plc	337,223	7,146
	Polypipe Group plc	1,457,821	7,072
	Tyman plc	1,749,943	6,926
	London Stock Exchange
	Group plc	171,795	6,721
	Big Yellow Group plc	561,466	6,480
	Bodycote plc	804,535	6,379
	AA plc	1,484,485	6,322
	Soco International plc	2,311,526	6,286
	Abcam plc	674,296	6,235
	Restaurant Group plc	546,909	6,038
	Victrex plc	209,256	5,951
	Crest Nicholson
	Holdings plc	644,595	5,395
	Mears Group plc	838,387	5,348
	A.G.Barr plc	650,000	5,300
	QinetiQ Group plc	1,522,465	5,249
	Northgate plc	822,693	5,133
	Consort Medical plc	328,186	4,934
	Saga plc	1,543,596	4,934
	Michael Page
	International plc	641,438	4,881
	Savills plc	344,950	4,862
	Senior plc	1,359,368	4,742
*	Findel plc	1,104,252	4,253
	Ashtead Group plc	275,639	4,241
	Hansteen Holdings plc	2,179,503	4,163
	Brewin Dolphin
	Holdings plc	984,495	4,093
	SIG plc	1,975,000	4,055
	Hays plc	1,675,783	3,634
*	LMS Capital plc	3,097,813	3,434
	Berkeley Group
	Holdings plc	65,147	3,325
	Laird plc	588,080	3,064
	Genus plc	133,295	2,985
^	Electra Private Equity plc	46,200	2,643
	LondonMetric
	Property plc	1,000,000	2,603
	James Fisher & Sons plc	173,718	2,568
*	Premier Oil plc	2,300,000	2,414

	Cineworld Group plc	266,299	2,264
	Ultra Electronics
	Holdings plc	79,017	2,048
*	Ophir Energy plc	1,238,267	1,829
			501,040
United States (1.0%)
*	LivaNova plc	264,320	17,519
	Samsonite
	International SA	4,324,500	12,729
			30,248
Total Common Stocks
(Cost $2,453,736)			2,749,931
Temporary Cash Investments (7.6%)[1]
Money Market Fund (7.2%)
[4],5	Vanguard Market
	Liquidity Fund,
	0.207%	208,877,978	208,878

		Face
		Amount
		($000)
Repurchase Agreement (0.2%)
	Goldman Sachs & Co.
	0.080%, 11/2/15
	(Dated 10/30/15,
	Repurchase Value
	$4,800,000 collateralized
	by Federal Home Loan
	Mortgage Assn. 3.042%–
	4.000%, 8/1/26–12/1/41,
	and Federal National
	Mortgage Assn. 5.000%,
	11/1/41, with a value
	of $4,896,000)	4,800	4,800

U.S. Government and Agency Obligations (0.2%)
6,[7]	Fannie Mae Discount
	Notes, 0.250%, 4/20/16	500	500
[7],[8]	Federal Home Loan
	Bank Discount Notes,
	0.180%, 11/4/15	3,000	3,000
[8],9	Federal Home Loan
	Bank Discount Notes,
	0.245%, 4/20/16	3,000	2,997
6,[7]	Freddie Mac Discount
	Notes, 0.220%, 4/15/16	900	899
			7,396
Total Temporary Cash Investments
(Cost $221,073)			221,074
Total Investments (102.9%)
(Cost $2,674,809)			2,971,005

21

International Explorer Fund

Amount
($000)
Other Assets and Liabilities (-2.9%)
Other Assets
Investment in Vanguard	250
Receivables for Investment Securities Sold 6,553
Receivables for Accrued Income	6,541
Receivables for Capital Shares Issued	3,437
Other Assets	1,084
Total Other Assets	17,865
Liabilities
Payables for Investment Securities
Purchased	(396)
Collateral for Securities on Loan	(91,055)
Payables to Investment Advisor	(1,533)
Payables for Capital Shares Redeemed	(2,383)
Payables to Vanguard	(4,603)
Other Liabilities	(2,172)
Total Liabilities	(102,142)
Net Assets (100%)
Applicable to 162,550,194 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,886,728
Net Asset Value Per Share	$17.76

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	2,476,009
Undistributed Net Investment Income	4,878
Accumulated Net Realized Gains	107,188
Unrealized Appreciation (Depreciation)
Investment Securities	296,196
Futures Contracts	3,172
Forward Currency Contracts	(428)
Foreign Currencies	(287)
Net Assets	2,886,728

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $86,926,000.
* Non-income-producing security.
† Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.6% and 5.3%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate value of these securities was $99,144,000, representing 3.4% of net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $91,055,000 of collateral received for securities on loan.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 Securities with a value of $4,199,000 have been segregated as initial margin for open futures contracts.
8 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
9 Securities with a value of $927,000 have been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

22

International Explorer Fund

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Dividends[1]	50,771
Interest	215
Securities Lending	1,492
Total Income	52,478
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,794
Performance Adjustment	113
The Vanguard Group—Note C
Management and Administrative	4,367
Marketing and Distribution	474
Custodian Fees	504
Auditing Fees	39
Shareholders’ Reports	29
Trustees’ Fees and Expenses	5
Total Expenses	11,325
Net Investment Income	41,153
Realized Net Gain (Loss)
Investment Securities Sold	131,305
Futures Contracts	(2,672)
Foreign Currencies and Forward Currency Contracts	(7,048)
Realized Net Gain (Loss)	121,585
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(31,958)
Futures Contracts	1,212
Foreign Currencies and Forward Currency Contracts	1,671
Change in Unrealized Appreciation (Depreciation)	(29,075)
Net Increase (Decrease) in Net Assets Resulting from Operations	133,663
1 Dividends are net of foreign withholding taxes of $3,428,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

International Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	41,153	43,712
Realized Net Gain (Loss)	121,585	172,966
Change in Unrealized Appreciation (Depreciation)	(29,075)	(166,772)
Net Increase (Decrease) in Net Assets Resulting from Operations	133,663	49,906
Distributions
Net Investment Income	(45,599)	(52,360)
Realized Capital Gain[1]	(153,304)	(35,904)
Total Distributions	(198,903)	(88,264)
Capital Share Transactions
Issued	712,308	653,367
Issued in Lieu of Cash Distributions	183,328	81,125
Redeemed	(541,440)	(379,732)
Net Increase (Decrease) from Capital Share Transactions	354,196	354,760
Total Increase (Decrease)	288,956	316,402
Net Assets
Beginning of Period	2,597,772	2,281,370
End of Period[2]	2,886,728	2,597,772
1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $26,297,000 and $17,079,000 respectively. Short-term gain distribution are treated as ordinary income dividends for tax purposes
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,878,000 and $13,317,000.

See accompanying Notes, which are an integral part of the Financial Statements.

24

International Explorer Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.26	$18.50	$14.50	$14.41	$15.81
Investment Operations
Net Investment Income	. 287.335		.327	.362	.322
Net Realized and Unrealized Gain (Loss)
on Investments	.635	.133	4.078	.287	(1.498)
Total from Investment Operations	.922	.468	4.405	.649	(1.176)
Distributions
Dividends from Net Investment Income	(.326)	(.420)	(. 405)	(.346)	(. 224)
Distributions from Realized Capital Gains	(1.096)	(.288)	—	(.213)	—
Total Distributions	(1.422)	(.708)	(.405)	(. 559)	(. 224)
Net Asset Value, End of Period	$17.76	$18.26	$18.50	$14.50	$14.41

Total Return[1]	5.65%	2.66%	31.13%	5.02%	-7.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,887	$2,598	$2,281	$1,819	$2,187
Ratio of Total Expenses to Average Net Assets[2]	0.42%	0.40%	0.36%	0.43%	0.42%
Ratio of Net Investment Income to
Average Net Assets	1.53%	1.69%	2.03%	2.35%	1.93%
Portfolio Turnover Rate	42%	39%	36%	28%	43%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, (0.05%), 0.02%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

25

International Explorer Fund

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

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International Explorer Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2015, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

27

International Explorer Fund

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

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International Explorer Fund

B. The investment advisory firms Schroder Investment Management North America Inc. and Wellington Management Company LLP each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Schroder Investment Management North America Inc. and Wellington Management Company LLP are subject to quarterly adjustments based on performance relative to the S&P EPAC SmallCap Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before an increase of $113,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2015, the fund had contributed to Vanguard capital in the amount of $250,000, representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	55,666	2,693,071	1,194
Temporary Cash Investments	208,878	12,196	—
Futures Contracts—Assets[1]	140	—	—
Futures Contracts—Liabilities[1]	(203)	—	—
Forward Currency Contracts—Assets	—	806	—
Forward Currency Contracts—Liabilities	—	(1,234)	—
Total	264,481	2,704,839	1,194
1 Represents variation margin on the last day of the reporting period.

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International Explorer Fund

E. At October 31, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	140	806	946
Other Liabilities	(203)	(1,234)	(1,437)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2015, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(2,672)	—	(2,672)
Forward Currency Contracts	—	(5,939)	(5,939)
Realized Net Gain (Loss) on Derivatives	(2,672)	(5,939)	(8,611)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	1,212	—	1,212
Forward Currency Contracts	—	1,737	1,737
Change in Unrealized Appreciation (Depreciation) on Derivatives	1,212	1,737	2,949

At October 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
FTSE 100 Index	December 2015	283	27,623	753
Topix Index	December 2015	143	18,468	1,183
Dow Jones EURO STOXX 50 Index	December 2015	357	13,420	934
S&P ASX 200 Index	December 2015	102	9,526	302
				3,172

Unrealized appreciation (depreciation) on open FTSE 100 Index and Dow Jones EURO STOXX

50 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

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International Explorer Fund

At October 31, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date	Receive		Deliver		($000)
BNP Paribas	12/23/15	GBP	23,495	USD	36,126	86
BNP Paribas	12/15/15	JPY	3,460,848	USD	28,929	(227)
BNP Paribas	12/23/15	EUR	18,084	USD	20,457	(553)
BNP Paribas	12/22/15	AUD	19,303	USD	13,671	57
Bank of America N.A.	12/23/15	GBP	2,281	USD	3,469	46
BNP Paribas	12/23/15	GBP	2,213	USD	3,412	(1)
Citibank, N.A.	12/23/15	GBP	2,165	USD	3,327	11
Citibank, N.A.	12/23/15	EUR	2,888	USD	3,275	(95)
Citibank, N.A.	12/15/15	JPY	243,920	USD	2,035	(12)
UBS AG	12/22/15	AUD	2,622	USD	1,890	(26)
UBS AG	12/23/15	GBP	1,199	USD	1,851	(2)
UBS AG	12/23/15	GBP	1,180	USD	1,790	29
Morgan Stanley Capital Services LLC	12/22/15	AUD	2,349	USD	1,713	(43)
Bank of America, N.A.	12/15/15	JPY	131,535	USD	1,095	(4)
Citibank, N.A.	12/23/15	USD	12,397	GBP	8,017	40
Goldman Sachs International	12/23/15	USD	11,228	GBP	7,403	(182)
UBS AG	12/15/15	USD	8,073	JPY	958,750	122
Citibank, N.A.	12/15/15	USD	6,706	JPY	809,115	(5)
Goldman Sachs International	12/23/15	USD	5,821	EUR	5,073	237
Credit Suisse International	12/23/15	USD	4,876	EUR	4,358	79
UBS AG	12/22/15	USD	4,333	AUD	6,212	(84)
Morgan Stanley Capital Services LLC	12/22/15	USD	3,870	AUD	5,303	99
						(428)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

31

International Explorer Fund

During the year ended October 31, 2015, the fund realized net foreign currency losses of $1,109,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2015, the fund realized gains on the sale of passive foreign investment companies of $1,710,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Passive foreign investment companies held at October 31, 2015, had unrealized appreciation of $30,408,000, of which $24,809,000 has been distributed and is reflected in the balance of undistributed net investment income.

The fund received a net refund of capital gains taxes paid in certain foreign countries in the amount of $149,000. Refunds of capital gains taxes increase realized gains for financial statement purposes but are treated as an expense reduction for tax purposes. Accordingly, the net refund of capital gains tax has been reclassified from accumulated net realized gain to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $4,743,000 from undistributed net investment income, and $14,747,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2015, the fund had $39,619,000 of ordinary income and $109,724,000 of long-term capital gains available for distribution.

At October 31, 2015, the cost of investment securities for tax purposes was $2,706,518,000. Net unrealized appreciation of investment securities for tax purposes was $264,487,000, consisting of unrealized gains of $502,555,000 on securities that had risen in value since their purchase and $238,068,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2015, the fund purchased $1,230,741,000 of investment securities and sold $1,060,675,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended October 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	39,930	34,696
Issued in Lieu of Cash Distributions	11,118	4,589
Redeemed	(30,786)	(20,296)
Net Increase (Decrease) in Shares Outstanding	20,262	18,989

32

International Explorer Fund

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Bufab Holding AB	NA1	4,538	—	337	—	12,344
Vanguard FTSE All World
ex-US Small-Cap ETF	—	23,030	—	113	—	23,646
Vanguard Market Liquidity Fund	151,072	NA2	NA [2]	197	—	208,878
Total	151,072			647	—	244,868
1 Not applicable—at October 31, 2014, the issuer was not an affiliated company of the fund.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard International Explorer Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Explorer Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2015

Special 2015 tax information (unaudited) for Vanguard International Explorer Fund

This information for the fiscal year ended October 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $141,753,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $37,829,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $50,129,000 and foreign taxes paid of $3,775,000. Shareholders will receive more detailed information with their Form 1099-DIV in
January 2016 to determine the calendar-year amounts to be included on their 2015 tax returns.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Explorer Fund
Periods Ended October 31, 2015
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	5.65%	6.65%	6.42%
Returns After Taxes on Distributions	3.44	5.69	5.22
Returns After Taxes on Distributions and Sale of Fund Shares	4.44	5.10	5.17

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended October 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	4/30/2015	10/31/2015	Period
Based on Actual Fund Return	$1,000.00	$971.55	$2.09
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.09	2.14

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard International Explorer Fund has renewed the fund’s investment advisory arrangements with Schroder Investment Management North America Inc. (Schroder Inc.) and Wellington Management Company LLP (Wellington Management), as well as a sub-advisory arrangement with Schroder Investment Management North America Limited (Schroder Ltd.). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Schroder. Schroders plc, the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), founded in 1804, specializes in global equity and fixed income management. Schroder employs a bottom-up, fundamental research-driven process to select stocks. Schroder’s International Small-Cap Committee is responsible for the management of its portion of the fund, and leverages Schroder’s extensive network of local analysts across the globe, as it believes that country factors are more important for smaller companies relative to larger companies. Schroder focuses on identifying companies with sustainable competitive advantages, attractive earnings growth, and compelling valuations. Schroder Inc. has advised the fund since its inception in 1996, and its affiliate Schroder Ltd. has advised a portion of the Fund since 2003.

Wellington Management. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Wellington Management’s international small-cap team uses a traditional, bottom-up investment process that attempts to discover a company’s intrinsic value. In valuing a company, it believes that the same valuation metric should be applied on an industry-by-industry basis. Although the team’s valuation discipline is essential to the process, its philosophy is not biased toward growth or value as it invests in both extended growth opportunities and neglected or misunderstood companies. The firm has advised a portion of the fund since 2010.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

38

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Schroder or Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for Schroder and Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

39

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

40

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

41

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester, the	Occupation(s) During the Past Five Years and
University of Rochester Medical Center, Monroe	Other Experience: Corporate Vice President and
Community College Foundation, and North Carolina	Chief Global Diversity Officer (retired 2008) and
A&T University.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1260 122015

Annual Report | October 31, 2015

Vanguard High Dividend Yield Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	10
Financial Statements.	12
Your Fund’s After-Tax Returns.	29
About Your Fund’s Expenses.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2015
Total
Returns
Vanguard High Dividend Yield Index Fund
Investor Shares	2.78%
ETF Shares
Market Price	2.90
Net Asset Value	2.84
FTSE High Dividend Yield Index	2.91
Equity Income Funds Average	-0.09

Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749;
7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
October 31, 2014, Through October 31, 2015

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard High Dividend Yield Index Fund
Investor Shares	$26.98	$26.89	$0.817	$0.000
ETF Shares	68.11	67.88	2.112	0.000

1

Chairman’s Letter

Dear Shareholder,

The stock market moved higher over the 12 months ended October 31, 2015, despite some bouts of volatility. Uncertainty about when the Federal Reserve might begin raising interest rates weighed on market sentiment at times, as did the slide in the price of oil and other commodities, twists and turns in Greek debt negotiations, and mounting signs of a marked slowdown in China.

Dividend-paying stocks didn’t quite keep pace with the broad market. Vanguard High Dividend Yield Index Fund closely tracked its target index, however, returning 2.78% for the fiscal year, compared with the 2.91% return of the FTSE High Dividend Yield Index. (All returns and yields cited in this letter are for Investor Shares.) The fund’s results exceeded the average return of its equity income peers (–0.09%).

At the period’s close, the fund’s 30-day SEC yield was 3.09%, compared with the 1.81% yield of the broad stock market, as measured by Vanguard Total Stock Market Index Fund.

Results for the High Dividend Yield Index Fund varied widely by market sector. Technology and consumer goods were the top performers; their gains more than offset a double-digit decline in oil and gas, as well as negative results in telecommunications and basic materials.

2

The U.S. stock market fluctuated on its way to modest returns

The broad U.S. stock market returned more than 4% for the fiscal year. Stocks generally climbed during the first nine months before dropping sharply in August and September amid fears that slower economic growth in China would spread across the globe.

In October, however, stocks rallied as the Fed maintained its historically low short-term interest rates. Corporate earnings, although generally lower than in the past couple of years, mostly exceeded expectations.

The broad international stock market returned about –4% for U.S. investors, as the dollar’s strength weighed on local-market returns. Returns for the developed markets of the Pacific region and Europe were essentially flat despite central bank stimulus to counter sluggish growth and low inflation. Stocks tumbled in emerging markets, where the concerns about China seemed to weigh most heavily.

The search for a safe haven gave bonds a bit of a boost

The broad U.S. taxable bond market, which returned 1.96% over the fiscal year, benefited from investors’ desire for safe-haven assets during periods of stock market volatility. The yield of the 10-year Treasury note ended October at 2.17%, down from 2.31% a year earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.86%	16.28%	14.32%
Russell 2000 Index (Small-caps)	0.34	13.90	12.06
Russell 3000 Index (Broad U.S. market)	4.49	16.09	14.14
FTSE All-World ex US Index (International)	-3.83	5.20	2.99

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.96%	1.65%	3.03%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.87	2.91	4.28
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	0.17%	0.93%	1.69%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –6.74%, held back by the dollar’s strength. Without this currency effect, international bond returns were positive.

The Fed’s 0%–0.25% target for short-term interest rates continued to constrain returns for money market funds and savings accounts.

Technology stocks shone during the fiscal year

Vanguard High Dividend Yield Index Fund gives investors broad exposure to stocks of U.S. companies that are expected to pay above-average dividends. Not surprisingly, traditionally high-yielding sectors such as utilities and consumer goods are well represented in the fund relative to the broad market. In recent years, however, as many technology companies have grown in size and matured, their stocks have become one of the largest components of the fund. The percentage of fund assets held in technology stocks rose from less than 1% at the close of the fund’s first fiscal year, in 2007, to more than 13% at the close of the latest fiscal year.

The technology sector was also the fund’s best performer for the period under review, returning more than 13%. While results were strong in a number of segments, the biggest contributions came from large-capitalization stocks active in networking equipment, tablets and smartphones, and software.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Peer Group
	Shares	Shares	Average
High Dividend Yield Index Fund	0.18%	0.10%	1.22%

The fund expense ratios shown are from the prospectus dated February 25, 2015, and represent estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2015, the fund’s expense ratios were 0.16% for Investor Shares and 0.09% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2014.

Peer group: Equity Income Funds.

4

Consumer goods was another bright spot, returning more than 9% as sales were helped by an improving labor market and a drop in the price of gasoline. The strongest pockets of performance were among food producers, beverage makers, and tobacco companies.

In contrast, the oil and gas sector (–17%) continued to suffer from the slide in prices that began last summer. The oil equipment and services segment fared even worse than oil producers.

Basic materials returned about –6%. While some segments, including gold mining and chemicals, posted positive returns, the slump in commodity prices hurt industrial metals and mining stocks. Telecommunications also produced a negative return.

Over the longer term, your fund has tracked its benchmark index

Vanguard High Dividend Yield Index Fund was launched just about nine years ago. That period covered some wide swings in the stock market, including the precipitous fall in the 2008–2009 financial crisis as well as some heady times before and after that. Through those market ups and downs, the fund has produced an average annual return of 6.44% for Investor Shares, which is in line with the 6.66% return of its expense-free benchmark. These results are a testament to both the indexing skills of the fund’s advisor and the merits of our low-cost structure.

Total Returns
Inception Through October 31, 2015
Average
Annual Return
High Dividend Yield Index Fund Investor Shares (Returns since inception: 11/16/2006)	6.44%
FTSE High Dividend Yield Index	6.66
Equity Income Funds Average	5.17
Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Staying the course can help you stay closer to your fund’s return

When stock markets are highly volatile, as in recent months, it’s tempting to run for cover.
But the price of panic can be high.

A rough measure of what can be lost from attempts to time the market is the difference between the returns produced by a fund and the returns earned by the fund’s investors.

The results shown in your fund’s Performance Summary later in this report are its time-
weighted returns—the average annual returns investors would have earned if they had invested a lump sum in the fund at the start of the period and reinvested any distributions they received. Their actual returns, however, depend on whether they subsequently bought or sold any shares. There’s often a gap between this dollar-weighted return for investors and the fund’s time-weighted return, as shown below.

Many sensible investment behaviors can contribute to the difference in returns, but industry cash flow data suggest that one important factor is the generally counterproductive effort to buy and sell at the “right” time. Keeping your emotions in check can help narrow the gap.

Mutual fund returns and investor returns over the last decade

Notes: Data are as of September 30, 2015. The average fund returns and average investor returns are from Morningstar. The average fund returns are the average of the funds’ time-weighted returns in each category. The average investor returns assume that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash flow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash flow. A model, similar to an internal rate-of-return calculation, is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash flows to the ending total net assets. Amounts may not add up exactly because of rounding.
Sources: Vanguard and Morningstar, Inc.

6

Since inception, the fund has also outpaced the average annual return of 5.17% for its peers.

A dose of discipline is crucial when markets become volatile

The developments over the past few months remind us that nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 17, 2015

7

High Dividend Yield Index Fund

Fund Profile
As of October 31, 2015

Share-Class Characteristics

	Investor	ETF
	Shares	Shares
Ticker Symbol	VHDYX	VYM
Expense Ratio[1]	0.18%	0.10%
30-Day SEC
Yield	3.09%	3.14%

Portfolio Characteristics
			DJ
			U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Number of Stocks	435	430	3,971
Median Market Cap	$109.9B	$109.9B	$51.0B
Price/Earnings Ratio	19.3x	19.3x	21.9x
Price/Book Ratio	2.6x	2.6x	2.7x
Return on Equity	18.0%	18.0%	17.2%
Earnings Growth
Rate	4.0%	4.0%	9.9%
Dividend Yield	3.3%	3.3%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	11%	—	—
Short-Term
Reserves	0.0%	—	—

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	FA Index
R-Squared	1.00	0.89
Beta	1.00	0.93
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Software	4.5%
Exxon Mobil Corp.	Integrated Oil & Gas	4.1
General Electric Co.	Diversified Industrials	3.5
Wells Fargo & Co.	Banks	3.3
Johnson & Johnson	Pharmaceuticals	3.3
JPMorgan Chase & Co.	Banks	2.8
Procter & Gamble Co.	Nondurable
	Household Products	2.5
Pfizer Inc.	Pharmaceuticals	2.5
AT&T Inc.	Fixed Line
	Telecommunications	2.5
Verizon Communications Fixed Line
Inc.	Telecommunications	2.3
Top Ten		31.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 25, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the expense ratios were 0.16% for Investor Shares and 0.09% for ETF Shares.

8

High Dividend Yield Index Fund

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Basic Materials	3.1%	3.1%	2.5%
Consumer Goods	15.2	15.3	10.2
Consumer Services	6.2	6.1	14.2
Financials	14.3	14.3	19.2
Health Care	11.9	11.9	13.5
Industrials	12.1	12.1	12.4
Oil & Gas	10.9	10.9	6.5
Technology	13.5	13.5	16.4
Telecommunications	5.1	5.1	2.1
Utilities	7.7	7.7	3.0

9

High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 16, 2006, Through October 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2015
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/16/2006)	Investment
	High Dividend Yield Index
	Fund*Investor Shares	2.78%	14.37%	6.44%	$17,485
••••••••	FTSE High Dividend Yield Index	2.91	14.58	6.66	17,817

– – – –	Dow Equity Jones Income U.S. Funds Total Average Stock Market	-0.09	10.95	5.17	15,711
	Float Adjusted Index	4.40	14.11	6.98	18,293
Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/10/2006)	Investment
High Dividend Yield Index Fund
ETF Shares Net Asset Value	2.84%	14.48%	6.64%	$17,810
FTSE High Dividend Yield Index	2.91	14.58	6.75	17,967
Dow Jones U.S. Total Stock Market Float
Adjusted Index	4.40	14.11	7.15	18,576
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

10

High Dividend Yield Index Fund

Cumulative Returns of ETF Shares: November 10, 2006, Through October 31, 2015

			Since
	One	Five	Inception
	Year	Years	(11/10/2006)
High Dividend Yield Index Fund ETF Shares Market
Price	2.90%	96.62%	78.19%
High Dividend Yield Index Fund ETF Shares Net
Asset Value	2.84	96.60	78.10
FTSE High Dividend Yield Index	2.91	97.46	79.67
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): November 16, 2006, Through October 31, 2015

Average Annual Total Returns: Periods Ended September 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Investor Shares	11/16/2006	-2.68%	13.26%	5.54%
ETF Shares	11/10/2006
Market Price		-2.67	13.36	5.75
Net Asset Value		-2.60	13.37	5.75

11

High Dividend Yield Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.5%)[1]
Basic Materials (3.1%)
Dow Chemical Co.	2,090,625	108,023
EI du Pont de Nemours
& Co.	1,685,544	106,864
LyondellBasell Industries
NV Class A	728,091	67,647
Air Products &
Chemicals Inc.	398,702	55,412
International Paper Co.	783,161	33,433
Nucor Corp.	589,007	24,915
Freeport-McMoRan Inc.	1,931,880	22,738
RPM International Inc.	247,197	11,299
Avery Dennison Corp.	169,806	11,032
Steel Dynamics Inc.	424,872	7,847
Reliance Steel &
Aluminum Co.	127,018	7,616
Olin Corp.	294,958	5,657
Compass Minerals
International Inc.	62,593	5,085
Domtar Corp.	109,997	4,536
Huntsman Corp.	305,912	4,029
Worthington Industries Inc.	95,800	2,941
Commercial Metals Co.	191,403	2,751
Chemours Co.	337,170	2,337
A Schulman Inc.	54,481	1,955
Innophos Holdings Inc.	36,267	1,541
Tronox Ltd. Class A	122,706	762
		488,420
Consumer Goods (15.2%)
Procter & Gamble Co.	5,057,197	386,269
Coca-Cola Co.	7,688,549	325,610
PepsiCo Inc.	2,710,511	276,987
Philip Morris International
Inc.	2,906,353	256,922
Altria Group Inc.	3,647,907	220,589
Ford Motor Co.	7,228,316	107,051
General Motors Co.	2,721,176	94,996
Kraft Heinz Co.	1,095,255	85,397

	Kimberly-Clark Corp.	677,307	81,080
	Reynolds American Inc.	1,542,347	74,526
	General Mills Inc.	1,109,027	64,446
	ConAgra Foods Inc.	803,314	32,574
	Kellogg Co.	458,305	32,320
	Dr Pepper Snapple Group
	Inc.	356,757	31,883
	Stanley Black & Decker
	Inc.	285,157	30,221
	Clorox Co.	244,092	29,765
	Genuine Parts Co.	281,921	25,587
	Molson Coors Brewing
	Co. Class B	257,472	22,683
	Coca-Cola Enterprises Inc.	426,052	21,874
^	Autoliv Inc.	163,695	19,846
	Campbell Soup Co.	337,810	17,157
	Hasbro Inc.	210,396	16,165
	Coach Inc.	509,961	15,911
	Mattel Inc.	629,509	15,473
	Ingredion Inc.	121,672	11,566
	Leggett & Platt Inc.	255,364	11,499
	Pinnacle Foods Inc.	213,594	9,415
	Flowers Foods Inc.	325,143	8,779
	Tupperware Brands Corp.	82,600	4,863
	Scotts Miracle-Gro Co.
	Class A	65,615	4,341
	B&G Foods Inc.	107,815	3,913
	Vector Group Ltd.	157,437	3,818
	Nu Skin Enterprises Inc.
	Class A	92,495	3,534
	Avon Products Inc.	804,610	3,243
	Steelcase Inc. Class A	166,664	3,235
	Snyder’s-Lance Inc.	86,191	3,063
	Universal Corp.	41,898	2,263
	Schweitzer-Mauduit
	International Inc.	53,526	2,078
	Knoll Inc.	79,819	1,855
	MDC Holdings Inc.	67,999	1,767
	Briggs & Stratton Corp.	75,636	1,344

12

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	National Presto Industries
	Inc.	9,968	878
	Superior Industries
	International Inc.	42,529	837
	Cosan Ltd.	226,833	794
			2,368,417
Consumer Services (6.1%)
	McDonald’s Corp.	1,752,320	196,698
	Wal-Mart Stores Inc.	2,982,266	170,705
	Time Warner Cable Inc.	522,619	98,984
	Target Corp.	1,189,129	91,777
	Sysco Corp.	1,093,663	45,114
	Carnival Corp.	775,374	41,932
	L Brands Inc.	406,067	38,974
	Las Vegas Sands Corp.	746,093	36,939
	Omnicom Group Inc.	454,566	34,056
	H&R Block Inc.	438,650	16,344
	Kohl’s Corp.	342,273	15,786
	Staples Inc.	1,190,064	15,459
	Darden Restaurants Inc.	233,967	14,480
	Cablevision Systems Corp.
	Class A	364,187	11,869
	TEGNA Inc.	419,838	11,352
^	Wynn Resorts Ltd.	152,976	10,701
	KAR Auction Services Inc.	260,511	10,004
	Six Flags Entertainment
	Corp.	176,528	9,187
^	GameStop Corp. Class A	199,393	9,186
	Cinemark Holdings Inc.	194,105	6,879
^	Cracker Barrel Old Country
	Store Inc.	41,611	5,720
	American Eagle Outfitters
	Inc.	339,919	5,194
	Time Inc.	202,801	3,768
	Hillenbrand Inc.	116,184	3,447
	Gannett Co. Inc.	213,852	3,383
	International Game
	Technology plc	206,390	3,348
	Meredith Corp.	69,989	3,291
	Regal Entertainment Group
	Class A	150,031	2,908
	Abercrombie & Fitch Co.	129,278	2,739
	DineEquity Inc.	32,106	2,679
	Guess? Inc.	118,407	2,492
	SeaWorld Entertainment
	Inc.	124,083	2,473
	Extended Stay America Inc.	106,040	2,036
	Rent-A-Center Inc.	97,551	1,794
	Bob Evans Farms Inc.	40,889	1,769
	National CineMedia Inc.	114,637	1,628
^	Buckle Inc.	44,660	1,583
	Cato Corp. Class A	41,686	1,574
	New Media Investment
	Group Inc.	79,350	1,278
	Weis Markets Inc.	23,675	974

Capella Education Co.	20,779	938
^ Copa Holdings SA Class A	15,636	790
Stage Stores Inc.	50,924	495
Speedway Motorsports Inc.	26,566	491
Harte-Hanks Inc.	64	—
		943,218
Financials (14.2%)
Wells Fargo & Co.	9,619,273	520,787
JPMorgan Chase & Co.	6,911,610	444,071
PNC Financial Services
Group Inc.	963,237	86,942
MetLife Inc.	1,681,774	84,728
BlackRock Inc.	229,712	80,852
Prudential Financial Inc.	842,775	69,529
ACE Ltd.	607,721	69,001
Travelers Cos. Inc.	579,092	65,374
CME Group Inc.	593,967	56,112
Marsh & McLennan Cos.
Inc.	986,313	54,977
BB&T Corp.	1,449,566	53,851
Aflac Inc.	775,161	49,416
T. Rowe Price Group Inc.	457,652	34,608
M&T Bank Corp.	257,062	30,809
Fifth Third Bancorp	1,506,142	28,692
Principal Financial Group
Inc.	548,812	27,528
Invesco Ltd.	797,877	26,466
Regions Financial Corp.	2,463,973	23,038
Western Union Co.	960,299	18,486
FNF Group	510,653	18,016
Huntington Bancshares
Inc.	1,503,833	16,497
Cincinnati Financial Corp.	264,033	15,903
Willis Group Holdings plc	334,272	14,912
Arthur J Gallagher & Co.	324,304	14,182
New York Community
Bancorp Inc.	786,327	12,990
PartnerRe Ltd.	88,796	12,343
Axis Capital Holdings Ltd.	176,466	9,529
PacWest Bancorp	210,875	9,498
People’s United Financial
Inc.	576,253	9,191
Navient Corp.	695,986	9,180
Lazard Ltd. Class A	193,138	8,946
Old Republic International
Corp.	447,069	8,065
Eaton Vance Corp.	213,213	7,699
First American Financial
Corp.	201,748	7,693
Endurance Specialty
Holdings Ltd.	113,696	7,178
Cullen/Frost Bankers Inc.	101,788	6,966
Hanover Insurance Group
Inc.	81,724	6,885
Umpqua Holdings Corp.	409,519	6,839

13

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
First Niagara Financial
Group Inc.	633,994	6,562
BankUnited Inc.	174,854	6,501
FirstMerit Corp.	302,566	5,685
Validus Holdings Ltd.	126,331	5,596
Janus Capital Group Inc.	345,832	5,371
ProAssurance Corp.	99,922	5,292
Waddell & Reed Financial
Inc. Class A	142,980	5,282
Federated Investors Inc.
Class B	168,349	5,173
Bank of Hawaii Corp.	77,952	5,104
IBERIABANK Corp.	75,183	4,558
Fulton Financial Corp.	328,654	4,411
Washington Federal Inc.	175,610	4,380
Valley National Bancorp	412,331	4,329
United Bankshares Inc.	109,241	4,320
FNB Corp.	309,138	4,164
RLI Corp.	67,898	4,132
Hancock Holding Co.	144,883	3,999
Glacier Bancorp Inc.	139,828	3,826
Columbia Banking System
Inc.	106,830	3,560
Capitol Federal Financial
Inc.	259,768	3,372
National Penn Bancshares
Inc.	256,827	3,092
Old National Bancorp	215,320	3,014
CVB Financial Corp.	166,515	2,906
Community Bank System
Inc.	68,487	2,792
Mercury General Corp.	50,729	2,740
Trustmark Corp.	112,754	2,709
BGC Partners Inc. Class A	312,656	2,704
Horace Mann Educators
Corp.	76,302	2,613
Artisan Partners Asset
Management Inc. Class A	67,976	2,600
BOK Financial Corp.	38,401	2,580
Northwest Bancshares Inc.	189,175	2,546
Renasant Corp.	70,543	2,443
Chemical Financial Corp.	70,723	2,400
Kemper Corp.	66,260	2,367
Provident Financial
Services Inc.	116,060	2,358
BBCN Bancorp Inc.	138,821	2,331
NBT Bancorp Inc.	81,738	2,298
Simmons First National
Corp. Class A	44,296	2,283
First Financial Bancorp	112,768	2,174
WesBanco Inc.	65,249	2,130
Park National Corp.	22,755	2,064
Independent Bank Corp.	43,896	2,052
Westamerica
Bancorporation	43,881	1,940

S&T Bancorp Inc.	58,754	1,873
CNA Financial Corp.	50,272	1,838
Boston Private Financial
Holdings Inc.	154,263	1,768
American National
Insurance Co.	16,006	1,653
Safety Insurance Group
Inc.	27,994	1,622
NRG Yield Inc.	110,272	1,592
Maiden Holdings Ltd.	101,508	1,578
Brookline Bancorp Inc.	131,797	1,496
United Fire Group Inc.	38,641	1,437
First Commonwealth
Financial Corp.	149,456	1,373
Greenhill & Co. Inc.	51,938	1,341
Oritani Financial Corp.	82,421	1,312
FBL Financial Group Inc.
Class A	20,706	1,302
City Holding Co.	26,994	1,291
Sandy Spring Bancorp Inc.	45,476	1,251
Cohen & Steers Inc.	36,189	1,107
Tompkins Financial Corp.	19,847	1,077
Flushing Financial Corp.	51,133	1,076
Washington Trust
Bancorp Inc.	27,543	1,069
TrustCo Bank Corp. NY	167,086	1,041
1st Source Corp.	30,300	962
Community Trust
Bancorp Inc.	27,199	938
Dime Community
Bancshares Inc.	53,862	934
BancFirst Corp.	14,713	907
NRG Yield Inc. Class A	63,715	875
Stock Yards Bancorp Inc.	23,185	874
First Financial Corp.	19,163	657
OFG Bancorp	67,673	623
Republic Bancorp Inc.
Class A	19,196	488
Baldwin & Lyons Inc.	8	—
		2,215,887
Health Care (11.8%)
Johnson & Johnson	5,109,350	516,198
Pfizer Inc.	11,402,764	385,641
Merck & Co. Inc.	5,240,334	286,437
Bristol-Myers Squibb Co.	3,102,372	204,601
AbbVie Inc.	3,201,708	190,662
Eli Lilly & Co.	1,850,062	150,910
Baxter International Inc.	1,008,318	37,701
Baxalta Inc.	1,008,353	34,748
Quest Diagnostics Inc.	267,156	18,153
Healthcare Services
Group Inc.	132,809	4,948
Owens & Minor Inc.	110,713	3,969
Kindred Healthcare Inc.	155,723	2,087
Meridian Bioscience Inc.	77,605	1,475

14

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
^	Theravance Inc.	161,847	1,421
^	PDL BioPharma Inc.	304,388	1,394
			1,840,345
Industrials (12.1%)
^	General Electric Co.	18,666,983	539,849
	3M Co.	1,162,319	182,728
	Boeing Co.	1,150,421	170,343
	United Parcel Service Inc.
	Class B	1,299,471	133,872
	Lockheed Martin Corp.	577,670	126,989
	Caterpillar Inc.	1,126,487	82,222
	Automatic Data
	Processing Inc.	873,435	75,980
	Raytheon Co.	564,728	66,299
	Emerson Electric Co.	1,222,614	57,744
	Eaton Corp. plc	868,914	48,581
	Deere & Co.	584,067	45,557
	Waste Management Inc.	841,348	45,231
	Norfolk Southern Corp.	560,671	44,871
	PACCAR Inc.	657,761	34,631
	Paychex Inc.	608,635	31,393
	Republic Services Inc.
	Class A	535,806	23,436
	Fastenal Co.	496,539	19,445
	Xerox Corp.	1,987,834	18,666
	CH Robinson Worldwide
	Inc.	263,752	18,299
	Packaging Corp. of
	America	183,095	12,533
^	ADT Corp.	318,288	10,516
	Bemis Co. Inc.	181,354	8,302
	Sonoco Products Co.	174,150	7,434
	MDU Resources Group
	Inc.	360,139	6,792
	RR Donnelley & Sons Co.	386,225	6,516
	MSC Industrial Direct Co.
	Inc. Class A	90,271	5,666
	National Instruments Corp.	185,076	5,639
	Timken Co.	128,301	4,054
	Covanta Holding Corp.	200,297	3,357
	GATX Corp.	66,776	3,118
	Scorpio Tankers Inc.	322,887	2,945
	ABM Industries Inc.	100,704	2,860
	Aircastle Ltd.	124,801	2,828
	MSA Safety Inc.	58,009	2,522
	Teekay Corp.	78,015	2,507
	Applied Industrial
	Technologies Inc.	60,317	2,492
^	Nordic American Tankers
	Ltd.	157,178	2,402
	Ship Finance International
	Ltd.	109,468	1,871
	Brady Corp. Class A	79,971	1,819
	Otter Tail Corp.	60,820	1,669
	Harsco Corp.	149,094	1,600

	Greif Inc. Class A	47,661	1,562
	Seaspan Corp. Class A	92,887	1,514
	General Cable Corp.	90,636	1,395
	ManTech International
	Corp. Class A	46,826	1,353
	AVX Corp.	97,290	1,313
	Raven Industries Inc.	70,694	1,287
	McGrath RentCorp	39,309	1,181
	TAL International Group
	Inc.	61,587	1,045
	H&E Equipment Services
	Inc.	51,622	997
	American Railcar
	Industries Inc.	17,114	988
	GasLog Ltd.	74,826	866
	Schnitzer Steel Industries
	Inc.	49,321	832
	Daktronics Inc.	84,061	815
	Textainer Group Holdings
	Ltd.	39,240	768
	Myers Industries Inc.	43,089	673
	Acacia Research Corp.	97,488	649
	Powell Industries Inc.	17,204	573
^	Navios Maritime Holdings
	Inc.	144,028	304
	American Science &
	Engineering Inc.	16	1
			1,883,694
Oil & Gas (10.9%)
	Exxon Mobil Corp.	7,757,329	641,841
	Chevron Corp.	3,517,281	319,651
	ConocoPhillips	2,284,330	121,869
	Occidental Petroleum
	Corp.	1,421,482	105,957
	Kinder Morgan Inc.	3,466,476	94,808
	Phillips 66	1,007,770	89,742
	Valero Energy Corp.	924,984	60,975
	Williams Cos. Inc.	1,390,592	54,845
	Spectra Energy Corp.	1,238,409	35,381
	National Oilwell Varco Inc.	714,292	26,886
	Marathon Oil Corp.	1,257,351	23,110
	HollyFrontier Corp.	350,668	17,172
	Columbia Pipeline Group
	Inc.	585,556	12,162
	Helmerich & Payne Inc.	189,986	10,691
	OGE Energy Corp.	370,500	10,563
	Murphy Oil Corp.	302,181	8,591
	Ensco plc Class A	433,834	7,215
	PBF Energy Inc. Class A	178,720	6,076
^	Noble Corp. plc	449,624	6,056
	Targa Resources Corp.	94,915	5,424
	Western Refining Inc.	122,527	5,100
	Golar LNG Ltd.	171,608	4,978
	Patterson-UTI Energy Inc.	269,154	4,008
	SemGroup Corp. Class A	77,920	3,549

15

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Delek US Holdings Inc.	98,281	2,673
	Pattern Energy Group Inc.
	Class A	103,614	2,424
	Denbury Resources Inc.	665,611	2,356
	Atwood Oceanics Inc.	120,416	1,993
	CVR Energy Inc.	32,513	1,446
	RPC Inc.	117,529	1,296
	Frank’s International NV	60,019	1,030
	Tidewater Inc.	78,385	968
	CARBO Ceramics Inc.	37,248	653
	Ocean Rig UDW Inc.	139,715	299
^	W&T Offshore Inc.	57,630	188
			1,691,976
Other (0.0%)[2]
*	Safeway Inc. CVR
	(Casa Ley)
	Exp. 01/30/2018	364	—
*	Safeway Inc. CVR
	(PDC) Exp. 01/30/2017	364	—

Technology (13.4%)
	Microsoft Corp.	13,392,188	704,965
	Intel Corp.	8,811,539	298,359
	Cisco Systems Inc.	9,462,189	272,984
	International Business
	Machines Corp.	1,832,074	256,637
	QUALCOMM Inc.	2,923,170	173,695
	Texas Instruments Inc.	1,909,648	108,315
	Analog Devices Inc.	583,140	35,058
	Symantec Corp.	1,268,974	26,141
	Xilinx Inc.	480,959	22,903
	Maxim Integrated
	Products Inc.	529,830	21,712
	Seagate Technology plc	539,247	20,524
	Linear Technology Corp.	443,618	19,706
	KLA-Tencor Corp.	293,231	19,682
	Microchip Technology Inc.	390,706	18,867
	Harris Corp.	230,138	18,211
	CA Inc.	617,671	17,116
	Pitney Bowes Inc.	376,202	7,769
	Garmin Ltd.	200,840	7,124
	Cypress Semiconductor
	Corp.	616,790	6,501
	Leidos Holdings Inc.	114,407	6,014
	Diebold Inc.	120,137	4,429
	Lexmark International Inc.
	Class A	114,290	3,713
	Science Applications
	International Corp.	70,558	3,236
	Intersil Corp. Class A	202,732	2,747
	West Corp.	110,288	2,626
	Cogent Communications
	Holdings Inc.	80,457	2,472
	Brooks Automation Inc.	117,147	1,293
	Quality Systems Inc.	83,004	1,166

Computer Programs &
Systems Inc.	20,729	788
Epiq Systems Inc.	56,646	782
Comtech
Telecommunications Corp.	31,389	758
		2,086,293
Telecommunications (5.0%)
AT&T Inc.	11,496,415	385,245
Verizon Communications
Inc.	7,590,885	355,861
CenturyLink Inc.	1,048,341	29,574
Frontier Communications
Corp.	2,174,701	11,178
Consolidated
Communications
Holdings Inc.	93,409	2,064
EarthLink Holdings Corp.	155,980	1,333
Windstream Holdings Inc.	193,979	1,263
		786,518
Utilities (7.7%)
Duke Energy Corp.	1,286,723	91,962
NextEra Energy Inc.	841,275	86,365
Dominion Resources Inc.	1,101,932	78,711
Southern Co.	1,690,083	76,223
American Electric Power
Co. Inc.	905,958	51,323
PG&E Corp.	910,427	48,617
Sempra Energy	457,614	46,864
Exelon Corp.	1,593,381	44,487
PPL Corp.	1,236,925	42,550
Public Service Enterprise
Group Inc.	946,616	39,086
Edison International	606,192	36,687
Consolidated Edison Inc.	540,848	35,561
Xcel Energy Inc.	940,545	33,512
WEC Energy Group Inc.	591,456	30,495
Eversource Energy	588,348	29,970
DTE Energy Co.	333,739	27,230
FirstEnergy Corp.	785,618	24,511
Entergy Corp.	335,650	22,878
Ameren Corp.	449,606	19,639
American Water Works
Co. Inc.	332,935	19,097
CMS Energy Corp.	514,182	18,547
CenterPoint Energy Inc.	794,801	14,744
SCANA Corp.	239,263	14,169
AES Corp.	1,269,430	13,900
ONEOK Inc.	386,648	13,115
Pinnacle West Capital
Corp.	205,642	13,060
AGL Resources Inc.	208,528	13,033
Pepco Holdings Inc.	466,990	12,436
Alliant Energy Corp.	209,945	12,391
Atmos Energy Corp.	188,573	11,880

16

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
UGI Corp.	321,458	11,788
TECO Energy Inc.	434,029	11,719
NiSource Inc.	585,584	11,220
Westar Energy Inc. Class A	262,515	10,422
Piedmont Natural Gas Co.
Inc.	146,208	8,379
Aqua America Inc.	269,747	7,715
Great Plains Energy Inc.	270,624	7,442
Vectren Corp.	151,995	6,911
Questar Corp.	326,575	6,744
IDACORP Inc.	92,850	6,207
Portland General Electric
Co.	165,048	6,120
Cleco Corp.	112,313	5,953
WGL Holdings Inc.	92,466	5,754
Hawaiian Electric
Industries Inc.	190,669	5,579
Southwest Gas Corp.	87,093	5,353
UIL Holdings Corp.	103,031	5,254
New Jersey Resources
Corp.	159,197	5,043
ONE Gas Inc.	97,827	4,778
NorthWestern Corp.	87,382	4,735
Laclede Group Inc.	75,097	4,398
ALLETE Inc.	84,686	4,252
PNM Resources Inc.	148,094	4,164
Avista Corp.	115,737	3,918
Black Hills Corp.	82,625	3,783
South Jersey Industries Inc.	127,392	3,377
El Paso Electric Co.	74,409	2,877
American States Water Co.	69,941	2,850
MGE Energy Inc.	63,654	2,627
Northwest Natural Gas Co.	50,290	2,402
California Water Service
Group	87,579	1,958
Empire District Electric Co.	80,801	1,822
Abengoa Yield plc	89,688	1,662
* Talen Energy Corp.	119,186	1,035
SJW Corp.	29,036	921
		1,202,205
Total Common Stocks
(Cost $13,461,284)		15,506,973

Temporary Cash Investments (0.7%)[1]
	Money Market Fund (0.7%)
3,[4]	Vanguard Market
	Liquidity Fund, 0.207% 99,986,319		99,986

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[5,6]	Federal Home Loan Bank
	Discount Notes, 0.150%,
	11/13/15	2,000	2,000
[5,6]	Federal Home Loan Bank
	Discount Notes, 0.182%,
	11/25/15	500	500
[5,6]	Federal Home Loan Bank
	Discount Notes, 0.145%,
	12/28/15	4,000	3,999
			6,499
Total Temporary Cash Investments
	(Cost $106,485)		106,485
	Total Investments (100.2%)
	(Cost $13,567,769)		15,613,458

			Amount
			($000)
Other Assets and Liabilities (-0.2%)
	Other Assets
	Investment in Vanguard		1,321
	Receivables for Accrued Income		27,610
Receivables for Capital Shares Issued			3,284
	Other Assets		3,296
	Total Other Assets		35,511
	Liabilities
Payables for Investment Securities
	Purchased		(9,350)
	Collateral for Securities on Loan		(49,765)
Payables for Capital Shares Redeemed			(2,166)
	Payables to Vanguard		(5,608)
	Other Liabilities		(390)
	Total Liabilities		(67,279)
	Net Assets (100%)		15,581,690

17

High Dividend Yield Index Fund

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	13,586,160
Undistributed Net Investment Income	34,148
Accumulated Net Realized Losses	(88,781)
Unrealized Appreciation (Depreciation)
Investment Securities	2,045,689
Futures Contracts	4,474
Net Assets	15,581,690

Investor Shares—Net Assets
Applicable to 162,446,969 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,367,737
Net Asset Value Per Share—
Investor Shares	$26.89

ETF Shares—Net Assets
Applicable to 165,197,120 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,213,953
Net Asset Value Per Share—
ETF Shares	$67.88

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $48,307,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $49,765,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $3,800,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

18

High Dividend Yield Index Fund

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Dividends	487,551
Interest[1]	63
Securities Lending	495
Total Income	488,109
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,937
Management and Administrative—Investor Shares	5,403
Management and Administrative—ETF Shares	6,488
Marketing and Distribution—Investor Shares	751
Marketing and Distribution—ETF Shares	1,279
Custodian Fees	377
Auditing Fees	34
Shareholders’ Reports—Investor Shares	33
Shareholders’ Reports—ETF Shares	264
Trustees’ Fees and Expenses	10
Total Expenses	16,576
Net Investment Income	471,533
Realized Net Gain (Loss)
Investment Securities Sold	704,918
Futures Contracts	4,105
Realized Net Gain (Loss)	709,023
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(762,297)
Futures Contracts	3,717
Change in Unrealized Appreciation (Depreciation)	(758,580)
Net Increase (Decrease) in Net Assets Resulting from Operations	421,976
1 Interest income from an affiliated company of the fund was $58,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	471,533	341,438
Realized Net Gain (Loss)	709,023	338,215
Change in Unrealized Appreciation (Depreciation)	(758,580)	1,092,881
Net Increase (Decrease) in Net Assets Resulting from Operations	421,976	1,772,534
Distributions
Net Investment Income
Investor Shares	(131,007)	(98,372)
ETF Shares	(338,220)	(235,932)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(469,227)	(334,304)
Capital Share Transactions
Investor Shares	316,638	614,733
ETF Shares	1,464,202	1,858,114
Net Increase (Decrease) from Capital Share Transactions	1,780,840	2,472,847
Total Increase (Decrease)	1,733,589	3,911,077
Net Assets
Beginning of Period	13,848,101	9,937,024
End of Period[1]	15,581,690	13,848,101
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $34,148,000 and $31,793,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

High Dividend Yield Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$26.98	$23.83	$19.76	$17.30	$15.94
Investment Operations
Net Investment Income	. 815.727		.667	.579	.489
Net Realized and Unrealized Gain (Loss)
on Investments	(.088)	3.147	4.063	2.446	1.355
Total from Investment Operations	.727	3.874	4.730	3.025	1.844
Distributions
Dividends from Net Investment Income	(.817)	(.724)	(. 660)	(. 565)	(. 484)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.817)	(.724)	(. 660)	(. 565)	(. 484)
Net Asset Value, End of Period	$26.89	$26.98	$23.83	$19.76	$17.30

Total Return[1]	2.78%	16.48%	24.35%	17.69%	11.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,368	$4,066	$3,019	$1,596	$761
Ratio of Total Expenses to Average Net Assets	0.16%	0.18%	0.19%	0.20%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.06%	2.92%	3.10%	3.22%	3.04%
Portfolio Turnover Rate[2]	11%	12%	13%	11%	16%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

High Dividend Yield Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$68.11	$60.16	$49.89	$43.68	$40.22
Investment Operations
Net Investment Income	2.104	1.885	1.732	1.506	1.283
Net Realized and Unrealized Gain (Loss)
on Investments	(.222)	7.943	10.247	6.180	3.442
Total from Investment Operations	1.882	9.828	11.979	7.686	4.725
Distributions
Dividends from Net Investment Income	(2.112)	(1.878)	(1.709)	(1.476)	(1.265)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.112)	(1.878)	(1.709)	(1.476)	(1.265)
Net Asset Value, End of Period	$67.88	$68.11	$60.16	$49.89	$43.68

Total Return	2.84%	16.56%	24.43%	17.80%	11.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,214	$9,782	$6,918	$4,203	$1,984
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.13%
Ratio of Net Investment Income to
Average Net Assets	3.13%	3.00%	3.19%	3.32%	3.16%
Portfolio Turnover Rate[1]	11%	12%	13%	11%	16%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

22

High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

23

High Dividend Yield Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

24

High Dividend Yield Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2015, the fund had contributed to Vanguard capital in the amount of $1,321,000, representing 0.01% of the fund’s net assets and 0.53% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	15,506,973	—	—
Temporary Cash Investments	99,986	6,499	—
Futures Contracts—Assets[1]	31	—	—
Futures Contracts—Liabilities[1]	(389)	—	—
Total	15,606,601	6,499	—
1 Represents variation margin on the last day of the reporting period.

D. At October 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2015	136	70,506	4,406
E-mini S&P 500 Index	December 2015	11	1,140	68
				4,474

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

25

High Dividend Yield Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2015, the fund realized gains on the sale of passive foreign investment companies of $49,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at October 31, 2015, had unrealized appreciation of $921,000, of which $577,000 has been distributed and is reflected in the balance of undistributed net investment income.

During the year ended October 31, 2015, the fund realized $772,464,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2015, the fund had $39,587,000 of ordinary income available for distribution. At October 31, 2015, the fund had available capital losses totaling $84,307,000 to offset future net capital gains. Of this amount, $18,315,000 is subject to expiration on October 31, 2018. Capital losses of $65,992,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At October 31, 2015, the cost of investment securities for tax purposes was $13,568,690,000. Net unrealized appreciation of investment securities for tax purposes was $2,044,768,000, consisting of unrealized gains of $2,614,629,000 on securities that had risen in value since their purchase and $569,861,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2015, the fund purchased $5,594,628,000 of investment securities and sold $3,826,174,000 of investment securities, other than temporary cash investments. Purchases and sales include $3,210,873,000 and $2,188,717,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

26

High Dividend Yield Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended October 31,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,160,012	43,020	1,212,378	47,724
Issued in Lieu of Cash Distributions	106,677	4,039	79,918	3,136
Redeemed	(950,051)	(35,330)	(677,563)	(26,847)
Net Increase (Decrease)—Investor Shares	316,638	11,729	614,733	24,013
ETF Shares
Issued	3,664,582	53,660	2,875,637	44,821
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,200,380)	(32,075)	(1,017,523)	(16,200)
Net Increase (Decrease) —ETF Shares	1,464,202	21,585	1,858,114	28,621

H. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

27

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard High Dividend Yield Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard High Dividend Yield Index Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 10, 2015

Special 2015 tax information (unaudited) for Vanguard High Dividend Yield Index Fund

This information for the fiscal year ended October 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $469,227,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

28

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: High Dividend Yield Index Fund Investor Shares
Periods Ended October 31, 2015

			Since
	One	Five	Inception
	Year	Years	(11/16/2006)
Returns Before Taxes	2.78%	14.37%	6.44%
Returns After Taxes on Distributions	2.04	13.70	5.89
Returns After Taxes on Distributions and Sale of Fund Shares	2.16	11.55	5.13

29

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

30

Six Months Ended October 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Dividend Yield Index Fund	4/30/2015	10/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$993.78	$0.80
ETF Shares	1,000.00	993.85	0.45
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.40	$0.82
ETF Shares	1,000.00	1,024.75	0.46

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.16% for Investor Shares and 0.09% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

31

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

32

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

33

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester, the	Occupation(s) During the Past Five Years and
University of Rochester Medical Center, Monroe	Other Experience: Corporate Vice President and
Community College Foundation, and North Carolina	Chief Global Diversity Officer (retired 2008) and
A&T University.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All rights in a FTSE index (the “Index”) vest in FTSE
Direct Investor Account Services > 800-662-2739	International Limited (“FTSE”). “FTSE®” is a trademark
of London Stock Exchange Group companies and is
Institutional Investor Services > 800-523-1036	used by FTSE under licence. The Vanguard fund (the
Text Telephone for People	“Product”) has been developed solely by Vanguard. The
Who Are Deaf or Hard of Hearing> 800-749-7273	Index is calculated by FTSE or its agent. FTSE and its
licensors are not connected to and do not sponsor,
This material may be used in conjunction	advise, recommend, endorse, or promote the Product
with the offering of shares of any Vanguard	and do not accept any liability whatsoever to any
fund only if preceded or accompanied by	person arising out of (a) the use of, reliance on, or any
error in the Index or (b) investment in or operation of
the fund’s current prospectus.	the Product. FTSE makes no claim, prediction, warranty,
All comparative mutual fund data are from Lipper, a	or representation either as to the results to be obtained
Thomson Reuters Company, or Morningstar, Inc., unless	from the Product or the suitability of the Index for the
otherwise noted.	purpose to which it is being put by Vanguard.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6230 122015

Annual Report | October 31, 2015

Vanguard Emerging Markets

Government Bond Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	9
Financial Statements.	12
About Your Fund’s Expenses.	46
Glossary.	48

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2015

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Emerging Markets Government Bond Index Fund
Investor Shares	4.75%	4.36%	-4.52%	-0.16%
ETF Shares	4.78
Market Price				-0.36
Net Asset Value				-0.01
Admiral™ Shares	4.79	4.52	-4.52	0.00
Institutional Shares (Inception: 2/11/2015)[1]	4.81	3.54	-0.72	2.82
Barclays USD Emerging Markets Government RIC
Capped Index				-0.02
Emerging Markets Hard Currency Debt Funds
Average				-5.08

Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. The Vanguard ETF®
Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the
Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
October 31, 2014, Through October 31, 2015

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Emerging Markets Government Bond
Index Fund
Investor Shares	$9.95	$9.50	$0.430	$0.000
ETF Shares	79.40	75.81	3.550	0.000
Admiral Shares	19.90	19.00	0.891	0.000
Institutional Shares (Inception: 2/11/2015)[1]	30.72	30.50	1.188	0.000

1 Institutional Shares were first issued on November 25, 2014, and were redeemed shortly thereafter. Institutional Shares were next issued on February 11, 2015. The total return shown is based on the period beginning February 11, 2015.

Chairman’s Letter

Dear Shareholder,

Emerging-market government bonds followed a rocky path to a virtually flat return for the 12 months ended October 31, 2015. Some of the bumps along the way were related to the drop in the price of oil and other commodities. The strengthening of the U.S. dollar affected the finances of many emerging-market governments, and country-specific concerns came into play as well.

Investor Shares of Vanguard Emerging Markets Government Bond Index Fund returned –0.16% as a price decline in the portfolio’s securities totaled a little more than the income they produced. The fund’s other share classes, with lower expense ratios, performed slightly better. (Institutional Shares, which recommenced in February, returned significantly more because they avoided the price drops of last November and December.)

The fund came close to matching the –0.02% return of its expense-free benchmark, the Barclays USD Emerging Markets Government RIC Capped Index. The index only includes bonds issued in U.S. dollars to avoid currency risk for U.S.-based investors. And because its “RIC cap” limits its exposure to any single issuer, its holdings remain sufficiently diversified to meet Internal Revenue Service standards for a registered investment company.

The fund placed well ahead of the –5.08% average return of its peers. That group consists of emerging-market debt funds that may invest in securities issued in major currencies other than the U.S. dollar. This difference may well have contributed to the peers’ underperformance as the dollar strengthened against the euro, the British pound, and the yen. However, your fund could be at a disadvantage to those funds if the dollar were to weaken.

As bond prices and yields move in opposite directions, the fund’s 30-day SEC yield for Investor Shares stood at 4.75% at the close of the fiscal year, up from 4.39% a year earlier. That yield was more than double that of the broad U.S. bond market (as measured by Vanguard Total Bond Market Index Fund), reflecting the higher risk of emerging-market debt.

The search for a safe haven gave bonds a bit of a boost

The broad U.S. taxable bond market, which returned 1.96% over the fiscal year, benefited from investors’ desire for safe-haven assets during periods of stock market volatility. The yield of the 10-year Treasury note ended October at 2.17%, down from 2.31% a year earlier.

As I noted, currency exchange rates had a big effect on the returns of non-U.S. bonds. Unhedged, international bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –6.74%, held back by the dollar’s strength against many foreign currencies. Without this currency effect, international bond returns were positive.

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2015
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	1.96%	1.65%	3.03%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.87	2.91	4.28
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

Stocks
Russell 1000 Index (Large-caps)	4.86%	16.28%	14.32%
Russell 2000 Index (Small-caps)	0.34	13.90	12.06
Russell 3000 Index (Broad U.S. market)	4.49	16.09	14.14
FTSE All-World ex US Index (International)	-3.83	5.20	2.99

CPI
Consumer Price Index	0.17%	0.93%	1.69%

Returns for money market funds and savings accounts continued to be constrained by the Federal Reserve’s 0%–0.25% target for short-term interest rates.

The U.S. stock market fluctuated on its way to modest returns

The broad U.S. stock market returned more than 4% for the fiscal year ended October 31. Stocks generally climbed during the first nine months before dropping sharply in August and September. Fears surfaced in late summer that slower economic growth in China would spread across the globe.

In October, however, stocks rallied as the Federal Reserve maintained its historically low short-term interest rates. Corporate earnings, although generally lower than in the past couple of years, mostly exceeded expectations.

The strength of the U.S. dollar against foreign currencies contributed to a return of about –4% for international stocks. Returns for the developed markets of the Pacific region and Europe were essentially flat despite central bank stimulus to counter sluggish growth and low inflation. Stocks tumbled in emerging markets, where concerns about China seemed to weigh most heavily.

Weak commodity prices and a strong dollar hurt returns

Tepid or stagnant growth in many developed economies and a marked slowdown in China contributed to a drop

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Average
Emerging Markets Government Bond Index
Fund	0.49%	0.34%	0.34%	0.30%	1.25%

The fund expense ratios shown are from the prospectus dated February 25, 2015, and represent estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2015, the expense ratios were 0.49% for Investor Shares, 0.34% for ETF Shares, 0.33% for Admiral
Shares, and 0.29% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters
Company, and captures information through year-end 2014.

Peer group:  Emerging Markets Hard Currency Debt Funds.

in the price of oil, as did abundant supply. Oil continued the slide that began in June of last year, falling from more than $100 per barrel to less than $50 by the end of October this year. Many other commodity prices dropped sharply as well, hurting the finances of emerging markets that rely on exporting these products.

At the same time, the strengthening of the U.S. dollar against many currencies made it more expensive for some emerging-market governments to service their dollar-denominated debt.

These developments contributed to slackening demand for emerging-market government bonds. The prices of the securities held by the fund’s Investor Shares declined by about 4.5% over the period, offsetting their earned income of about 4.4%.

As investors seemed less willing to take on risk, short-term bonds generally fared better than their longer-term counterparts. Bonds with maturities of 1 to 3 years, for example, returned a little more than 2%, while those maturing in more than 20 years returned roughly –5%. The picture was more mixed with regard to credit quality, but higher-quality bonds generally managed to stay in positive territory.

Because emerging markets are a very diverse group, performances by country varied widely. Russian government bonds, which accounted for about 7% of the fund’s assets on average over the period, significantly outperformed. After falling hard amid the implementation of Western sanctions, low oil prices, conflict in Ukraine, and rating agency downgrades, they began to recover some ground beginning in February.

In contrast, Brazilian government bonds, another heavyweight component of the fund, posted a double-digit decline. Downgrades by credit rating agencies and the drop in commodity prices were part of the story, but a corruption scandal involving politicians and the country’s largest oil company played a role as well.

As these swings show, investing in emerging markets as part of a diversified portfolio is suitable for those willing to accept a higher level of volatility than one might expect from developed markets. Nevertheless, emerging-market government bonds displayed far less volatility overall than their equity counterparts.

As measured by the FTSE Emerging Index, the worst monthly return for emerging-market stocks over the fiscal year was –9.4% in August, compared with –2.7% for Investor Shares of your fund in December.

The fund is off to a good start

The objective of every index fund is to closely track the performance of its target index, which has a leg up from the start as it incurs no expenses. In the case of emerging-market bond funds, meeting that objective can be especially challenging. The cost of buying and selling securities tends to be relatively high in less developed foreign markets, and their bonds don’t trade on central exchanges the way stocks do.

The fund’s task was additionally complex because its assets almost doubled over the fiscal year.

For the more than two years since the fund’s inception, its average annual return of 2.03% for Investor Shares is close to the 2.29% return of its expense-free benchmark over the same period. And it has outpaced its peers’ average return of –1.24%. That’s a testament to the skill and experience of the team overseeing the fund—it has a decades-long track record of index investing, including more than ten years of work with international funds.

A dose of discipline is crucial when markets become volatile

The developments over the past few months remind us that nobody can control the direction of markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 17, 2015

Emerging Markets Government Bond Index Fund

Fund Profile
As of October 31, 2015

Share-Class Characteristics

	Investor		Admiral	Institutional
	Shares	ETF Shares	Shares	Shares
Ticker Symbol	VGOVX	VWOB	VGAVX	VGIVX
Expense Ratio[1]	0.49%	0.34%	0.34%	0.30%
30-Day SEC Yield	4.75%	4.78%	4.79%	4.81%

Financial Attributes

		Barclays USD
		Emerging Mkts
		Government
	Fund	RIC Capped Idx
Number of Bonds	866	852
Yield to Maturity
(before expenses)	5.7%	5.7%
Average Coupon	5.6%	5.7%
Average Duration	6.3 years	6.2 years
Average Effective
Maturity	10.2 years	10.1 years
Short-Term Reserves	2.2%	—

Sector Diversification (% of portfolio)
Foreign Government		100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.3%
1 - 3 Years	13.7
3 - 5 Years	22.3
5 - 10 Years	38.4
10 - 20 Years	9.4
20 - 30 Years	13.9
Over 30 Years	2.0

Distribution by Credit Quality (% of portfolio)
Aa	11.0
A	10.9
Baa	45.6
Less Than Baa	32.5

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in
Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated February 25, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the expense ratios were 0.49% for Investor Shares, 0.34% for ETF Shares, 0.33% for Admiral Shares, and 0.29% for
Institutional Shares.

Emerging Markets Government Bond Index Fund

Market Diversification (% of portfolio )
Fund
Emerging Markets
China	12.5%
Mexico	8.4
Brazil	8.0
Russia	7.3
Indonesia	5.9
Turkey	5.8
United Arab Emirates	5.3
Qatar	3.4
Colombia	3.3
Philippines	3.0
Venezuela	2.9
Kazakhstan	2.1
Hungary	2.0
India	1.9
Lebanon	1.9
Chile	1.9
Argentina	1.7
South Africa	1.7
Poland	1.5
Peru	1.4
Malaysia	1.3
Ukraine	1.2
Uruguay	1.0
Croatia	1.0
Other	12.4
Subtotal	98.8%
Other
Panama	1.2%

Emerging Markets Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: May 31, 2013, Through October 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2015
			Since	Final Value
		One	Inception	of a $10,000
		Year	(5/31/2013)	Investment
	Emerging Markets Government Bond
	Index Fund Investor Shares	-0.91%	1.71%	$10,419
	Barclays USD Emerging Markets
••••••••	Government RIC Capped Index	-0.02	2.29	10,564

– – – –	Emerging Markets Hard Currency

	Barclays Debt Funds Global Average Aggregate Index	-5.08	-1.24	9,703
	ex USD	-6.74	-2.06	9,509
Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(5/31/2013)	Investment
Emerging Markets Government Bond Index
Fund ETF Shares Net Asset Value	-0.01%	2.16%	$10,530
Emerging Markets Government Bond Index
Fund ETF Shares Market Price	-0.36%	2.30%	10,604
Barclays USD Emerging Markets Government
RIC Capped Index	-0.02	2.29	10,564
Barclays Global Aggregate Index ex USD	-6.74	-2.06	9,509
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.
Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

Emerging Markets Government Bond Index Fund

	Average Annual Total Returns
	Periods Ended October 31, 2015

		Since	Final Value
	One	Inception	of a $10,000
	Year	(5/31/2013)	Investment
Emerging Markets Government Bond Index
Fund Admiral Shares	-0.75%	1.85%	$10,453
Barclays USD Emerging Markets Government
RIC Capped Index	-0.02	2.29	10,564
Barclays Global Aggregate Index ex USD	-6.74	-2.06	9,509
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard.

	Since	Final Value
	Inception	of a $5,000,000
	(2/11/2015)[1]	Investment
Emerging Markets Government Bond Index
Fund Institutional Shares	2.05%	$5,102,603
Barclays USD Emerging Markets
Government RIC Capped Index	3.03	5,151,446
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standard.
1 Institutional Shares were first issued on November 25, 2014, and were redeemed shortly thereafter. Institutional Shares were next issued on February 11, 2015. The total return shown is based on the period beginning February 11, 2015.

Cumulative Returns of ETF Shares: May 31, 2013, Through October 31, 2015

		Since
	One	Inception
	Year	(5/31/2013)
Emerging Markets Government Bond Index Fund
ETF Shares Market Price	-0.36%	5.66%
Emerging Markets Government Bond Index Fund
ETF Shares Net Asset Value	-0.01	5.30
Barclays USD Emerging Markets Government RIC
Capped Index	-0.02	5.64
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.

Emerging Markets Government Bond Index Fund

Fiscal-Year Total Returns (%): May 31, 2013, Through October 31, 2015

				Barclays USD
				Emerging Mkts
				Government
			Investor Shares	RIC Capped Idx
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2013	1.51%	-2.89%	-1.38%	-1.30%
2014	4.46	2.16	6.62	7.06
2015	4.36	-4.52	-0.16	-0.02

Total Returns: Periods Ended September 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Investor Shares	5/31/2013	-1.81%	4.20%	-3.41%	0.79%
Fee-Adjusted Returns		-2.54			0.46
ETF Shares	5/31/2013
Market Price		-1.37			1.28
Net Asset Value		-1.59			0.92
Admiral Shares	5/31/2013	-1.55	4.35	-3.41	0.94
Fee-Adjusted Returns		-2.29			0.62
Institutional Shares	2/11/2015[1]	—	3.07	-3.32	-0.25
Fee-Adjusted Returns		—			-1.00
1 Institutional Shares were first issued on November 25, 2014, and were redeemed shortly thereafter. Institutional Shares were next issued on February 11, 2015. The total return shown is based on the period beginning February 11, 2015.

Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.

Emerging Markets Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Angola (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
1	Republic of Angola Via Northern Lights III BV	7.000%	8/16/19	750	731
Total Angola (Cost $767)					731
Argentina (1.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.6%)
1	City of Buenos Aires Argentina	8.950%	2/19/21	200	209
1	Provincia de Buenos Aires	10.875%	1/26/21	350	371
1	Provincia de Buenos Aires	9.950%	6/9/21	200	206
[1,2]	Provincia de Buenos Aires	9.950%	6/9/21	400	412
	Provincia de Cordoba	12.375%	8/17/17	500	515
3	Republic of Argentina	8.750%	6/2/17	1,050	1,144
3	Republic of Argentina	8.280%	12/31/33	1,891	2,099
3	Republic of Argentina	8.280%	12/31/33	1,012	1,096
[1,3]	Republic of Argentina	2.500%	12/31/38	3,464	2,182
2	YPF SA	8.875%	12/19/18	50	52
	YPF SA	8.875%	12/19/18	450	467
1	YPF SA	8.750%	4/4/24	1,000	1,010
	YPF SA	8.500%	7/28/25	975	965
Total Argentina (Cost $9,242)					10,728
Armenia (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
	Republic of Armenia	6.000%	9/30/20	200	197
2	Republic of Armenia	6.000%	9/30/20	200	198
	Republic of Armenia	7.150%	3/26/25	200	198
Total Armenia (Cost $587)					593
Azerbaijan (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
	Republic of Azerbaijan	4.750%	3/18/24	300	286
2	Republic of Azerbaijan	4.750%	3/18/24	400	385
	State Oil Co. of the Azerbaijan Republic	5.450%	2/9/17	200	203
	State Oil Co. of the Azerbaijan Republic	4.750%	3/13/23	1,300	1,136
	State Oil Co. of the Azerbaijan Republic	6.950%	3/18/30	200	187
Total Azerbaijan (Cost $2,360)					2,197

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bahrain (0.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.8%)
Bahrain Mumtalakat Holding Co. BSC	4.000%	11/25/21	250	248
Batelco International Finance No. 1 Ltd.	4.250%	5/1/20	200	199
Kingdom of Bahrain	6.273%	11/22/18	550	601
2 Kingdom of Bahrain	5.500%	3/31/20	1,650	1,749
2 Kingdom of Bahrain	6.125%	7/5/22	800	842
2 Kingdom of Bahrain	6.125%	8/1/23	150	158
Kingdom of Bahrain	6.125%	8/1/23	425	447
2 Kingdom of Bahrain	6.000%	9/19/44	500	415
Kingdom of Bahrain	6.000%	9/19/44	400	330
Total Bahrain (Cost $5,161)				4,989
Belarus (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
Republic of Belarus	8.950%	1/26/18	350	361
Total Belarus (Cost $329)				361
Belize (0.0%)
Sovereign Bond (U.S. Dollar-Denominated) (0.0%)
1 Belize	5.000%	2/20/38	200	143
Total Belize (Cost $140)				143
Bermuda (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
2 Bermuda	5.603%	7/20/20	200	221
Bermuda	4.854%	2/6/24	400	415
2 Bermuda	4.854%	2/6/24	150	157
Total Bermuda (Cost $782)				793
Bolivia (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
Plurinational State of Bolivia	4.875%	10/29/22	200	202
Plurinational State of Bolivia	5.950%	8/22/23	200	212
Total Bolivia (Cost $395)				414
Brazil (7.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (7.5%)
Banco do Brasil SA	3.875%	1/23/17	94	94
Banco do Brasil SA	6.000%	1/22/20	200	203
Banco do Brasil SA	5.375%	1/15/21	775	728
Banco do Brasil SA	5.875%	1/26/22	800	715
Banco do Brasil SA	3.875%	10/10/22	975	819
Banco do Brasil SA	5.875%	1/19/23	450	396
1 Banco do Brasil SA	8.500%	10/29/49	650	587
Banco Nacional de Desenvolvimento
Economico e Social	6.369%	6/16/18	1,075	1,095
Banco Nacional de Desenvolvimento
Economico e Social	4.000%	4/14/19	500	469
2 Banco Nacional de Desenvolvimento
Economico e Social	4.000%	4/14/19	450	422
Banco Nacional de Desenvolvimento
Economico e Social	6.500%	6/10/19	1,150	1,156
Banco Nacional de Desenvolvimento
Economico e Social	5.500%	7/12/20	100	95

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 Banco Nacional de Desenvolvimento
Economico e Social	5.500%	7/12/20	100	95
Banco Nacional de Desenvolvimento
Economico e Social	5.750%	9/26/23	400	354
2 Banco Nacional de Desenvolvimento
Economico e Social	5.750%	9/26/23	300	267
Caixa Economica Federal	2.375%	11/6/17	775	730
2 Caixa Economica Federal	4.500%	10/3/18	200	192
Caixa Economica Federal	4.500%	10/3/18	600	575
Caixa Economica Federal	4.250%	5/13/19	1,000	924
Caixa Economica Federal	3.500%	11/7/22	150	122
Centrais Eletricas Brasileiras SA	6.875%	7/30/19	550	489
Centrais Eletricas Brasileiras SA	5.750%	10/27/21	800	638
Federative Republic of Brazil	6.000%	1/17/17	875	910
Federative Republic of Brazil	5.875%	1/15/19	820	872
Federative Republic of Brazil	8.875%	10/14/19	175	207
Federative Republic of Brazil	4.875%	1/22/21	2,406	2,367
Federative Republic of Brazil	2.625%	1/5/23	2,634	2,177
Federative Republic of Brazil	8.875%	4/15/24	707	841
Federative Republic of Brazil	4.250%	1/7/25	2,172	1,928
Federative Republic of Brazil	8.750%	2/4/25	350	417
Federative Republic of Brazil	10.125%	5/15/27	1,416	1,866
Federative Republic of Brazil	8.250%	1/20/34	1,725	1,837
Federative Republic of Brazil	7.125%	1/20/37	1,440	1,400
Federative Republic of Brazil	5.625%	1/7/41	1,091	889
Federative Republic of Brazil	5.000%	1/27/45	1,661	1,258
4 Petrobras Global Finance BV	1.953%	5/20/16	350	344
Petrobras Global Finance BV	2.000%	5/20/16	400	390
4 Petrobras Global Finance BV	2.694%	3/17/17	550	518
Petrobras Global Finance BV	3.250%	3/17/17	800	763
4 Petrobras Global Finance BV	2.460%	1/15/19	750	604
Petrobras Global Finance BV	3.000%	1/15/19	965	800
Petrobras Global Finance BV	4.875%	3/17/20	1,925	1,578
Petrobras Global Finance BV	4.375%	5/20/23	1,150	834
Petrobras Global Finance BV	6.250%	3/17/24	1,750	1,404
Petrobras Global Finance BV	5.625%	5/20/43	100	66
Petrobras Global Finance BV	7.250%	3/17/44	200	150
Petrobras Global Finance BV	6.850%	6/5/15	2,875	1,969
Petrobras International Finance Co. SA	6.125%	10/6/16	400	402
Petrobras International Finance Co. SA	3.500%	2/6/17	850	818
Petrobras International Finance Co. SA	5.875%	3/1/18	2,255	2,128
Petrobras International Finance Co. SA	8.375%	12/10/18	350	342
Petrobras International Finance Co. SA	7.875%	3/15/19	1,600	1,516
Petrobras International Finance Co. SA	5.750%	1/20/20	1,800	1,539
Petrobras International Finance Co. SA	5.375%	1/27/21	3,190	2,600
Petrobras International Finance Co. SA	6.875%	1/20/40	965	692
Petrobras International Finance Co. SA	6.750%	1/27/41	2,077	1,475
Total Brazil (Cost $54,931)				49,066
Chile (1.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.8%)
2 Banco del Estado de Chile	2.000%	11/9/17	385	385
2 Banco del Estado de Chile	4.125%	10/7/20	200	210
2 Banco del Estado de Chile	3.875%	2/8/22	425	429
2 Corp. Nacional del Cobre de Chile	7.500%	1/15/19	800	915
2 Corp. Nacional del Cobre de Chile	3.750%	11/4/20	300	306
Corp. Nacional del Cobre de Chile	3.750%	11/4/20	300	306

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 Corp. Nacional del Cobre de Chile	3.875%	11/3/21	800	813
Corp. Nacional del Cobre de Chile	3.875%	11/3/21	400	404
Corp. Nacional del Cobre de Chile	3.000%	7/17/22	200	189
2 Corp. Nacional del Cobre de Chile	3.000%	7/17/22	150	142
Corp. Nacional del Cobre de Chile	4.500%	8/13/23	1,100	1,124
2 Corp. Nacional del Cobre de Chile	4.500%	8/13/23	150	153
2 Corp. Nacional del Cobre de Chile	5.625%	9/21/35	300	306
2 Corp. Nacional del Cobre de Chile	6.150%	10/24/36	100	108
2 Corp. Nacional del Cobre de Chile	4.250%	7/17/42	400	327
Corp. Nacional del Cobre de Chile	5.625%	10/18/43	900	897
2 Corp. Nacional del Cobre de Chile	5.625%	10/18/43	200	200
2 Corp. Nacional del Cobre de Chile	4.875%	11/4/44	400	359
Corp. Nacional del Cobre de Chile	4.875%	11/4/44	600	532
2 Empresa de Transporte de Pasajeros Metro SA	4.750%	2/4/24	200	208
2 Empresa Nacional del Petroleo	5.250%	8/10/20	200	211
2 Empresa Nacional del Petroleo	4.750%	12/6/21	200	207
Empresa Nacional del Petroleo	4.375%	10/30/24	250	250
Republic of Chile	3.875%	8/5/20	516	554
Republic of Chile	3.250%	9/14/21	275	287
Republic of Chile	2.250%	10/30/22	350	340
Republic of Chile	3.125%	3/27/25	1,275	1,286
Republic of Chile	3.625%	10/30/42	300	267
Total Chile (Cost $11,725)				11,715
China (11.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (11.8%)
Agricultural Bank of China	2.000%	5/21/18	500	500
Agricultural Bank of China	2.750%	5/21/20	250	250
Agricultural Bank of China Ltd.	2.250%	12/9/17	500	503
Amber Circle Funding Ltd.	2.000%	12/4/17	200	200
Amber Circle Funding Ltd.	3.250%	12/4/22	600	598
Amipeace Ltd.	2.000%	12/6/16	250	250
Bank of China Ltd.	2.125%	1/23/17	600	603
Bank of China Ltd.	3.125%	1/23/19	200	205
Bank of China Ltd.	2.875%	6/30/20	1,400	1,412
2 Bank of China Ltd.	5.000%	11/13/24	500	517
Bank of China Ltd.	5.000%	11/13/24	1,500	1,561
Bank of China Ltd.	3.875%	6/30/25	1,000	1,006
Bao-trans Enterprises Ltd.	3.750%	12/12/18	225	229
Beijing State-Owned Assets Management
Hong Kong	3.250%	3/17/20	800	798
Beijing State-Owned Assets Management
Hong Kong	4.125%	5/26/25	500	490
Bluestar Finance Holdings Ltd.	3.500%	6/11/18	1,000	993
BOC Aviation Pte Ltd.	2.875%	10/10/17	300	302
BOC Aviation Pte Ltd.	3.000%	3/30/20	400	396
BOC Aviation Pte Ltd.	4.375%	5/2/23	200	204
1 CCCI Treasure Ltd.	3.500%	12/29/49	550	543
Century Master Investment Co. Ltd.	4.750%	9/19/18	200	209
CGNPC International Ltd.	4.000%	5/19/25	500	502
Charming Light Investments Ltd.	3.750%	9/3/19	1,050	1,064
China Cinda Finance 2014 Ltd.	4.000%	5/14/19	500	510
China Cinda Finance 2014 Ltd.	5.625%	5/14/24	200	210
China Cinda Finance 2015 I Ltd.	3.125%	4/23/20	1,000	981
China Cinda Finance 2015 I Ltd.	4.250%	4/23/25	900	857
China Construction Bank Asia Corp. Ltd.	3.250%	7/2/19	700	716
1 China Construction Bank Asia Corp. Ltd.	4.250%	8/20/24	400	403

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	China Construction Bank Corp.	3.875%	5/13/25	1,000	991
	China Great Wall International Holdings Ltd.	2.500%	9/17/17	200	201
2	China Resources Gas Group Ltd.	4.500%	4/5/22	400	416
	China Resources Land Ltd.	4.375%	2/27/19	450	469
	China Resources Land Ltd.	6.000%	2/27/24	400	446
	China Shenhua Overseas Capital Co. Ltd.	3.125%	1/20/20	450	451
	China Shenhua Overseas Capital Co. Ltd.	3.875%	1/20/25	400	397
	CNOOC Curtis Funding No 1 pty Ltd.	4.500%	10/3/23	1,620	1,693
2	CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	300	314
2	CNOOC Finance 2011 Ltd.	4.250%	1/26/21	1,138	1,199
2	CNOOC Finance 2011 Ltd.	5.750%	1/26/41	200	233
2	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,200	1,228
2	CNOOC Finance 2012 Ltd.	5.000%	5/2/42	200	211
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	200	198
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	850	806
	CNOOC Finance 2013 Ltd.	4.250%	5/9/43	200	187
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	750	740
	CNOOC Finance 2015 USA LLC	3.500%	5/5/25	600	583
	CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	800	798
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	2,560	2,643
	CNOOC Nexen Finance 2014 ULC	4.875%	4/30/44	900	916
2	CNPC General Capital Ltd.	2.750%	4/19/17	50	51
	CNPC General Capital Ltd.	1.209%	5/14/17	500	499
2,[4]	CNPC General Capital Ltd.	1.209%	5/14/17	200	199
	CNPC General Capital Ltd.	1.950%	4/16/18	350	348
	CNPC General Capital Ltd.	2.750%	5/14/19	450	451
2	CNPC General Capital Ltd.	2.750%	5/14/19	200	200
	CNPC General Capital Ltd.	2.700%	11/25/19	1,200	1,201
2	CNPC General Capital Ltd.	3.950%	4/19/22	200	205
	CNPC General Capital Ltd.	3.400%	4/16/23	250	245
2	CNPC HK Overseas Capital Ltd.	4.500%	4/28/21	675	718
2	CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	400	475
	COSCO Finance 2011 Ltd.	4.000%	12/3/22	400	397
2	COSL Finance BVI Ltd.	3.250%	9/6/22	550	526
1	CRCC Yupeng Ltd.	3.950%	2/28/49	300	303
	CRCC Yuxiang Ltd.	3.500%	5/16/23	450	439
	CSSC Capital 2013 Ltd.	2.750%	12/12/16	350	353
1	Dianjian Haixing Ltd.	4.050%	10/29/49	200	202
	Eastern Creation II Investment Holdings Ltd.	2.625%	11/20/17	400	401
2	Export-Import Bank of China	2.500%	7/31/19	700	706
	Export-Import Bank of China	2.500%	7/31/19	410	414
2	Export-Import Bank of China/
	The via Avi Funding Co. Ltd.	2.850%	9/16/20	1,400	1,406
	Export-Import Bank of China/
	The via Avi Funding Co. Ltd.	3.800%	9/16/25	500	505
	Franshion Brilliant Ltd.	5.750%	3/19/19	200	214
2	Franshion Development Ltd.	6.750%	4/15/21	500	554
	Franshion Investment Ltd.	4.700%	10/26/17	200	206
	Hebei Iron & Steel Hong Kong
	International Trade Co. Ltd.	2.750%	10/27/17	200	201
	Huarong Finance Co. Ltd.	4.000%	7/17/19	700	715
	Huarong Finance II Co. Ltd.	3.500%	1/16/18	250	255
	Huarong Finance II Co. Ltd.	4.500%	1/16/20	500	520
	Huarong Finance II Co. Ltd.	5.500%	1/16/25	1,300	1,366
	Industrial & Commercial Bank of China Asia Ltd.	5.125%	11/30/20	700	752
	Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	1,000	1,006
	Industrial & Commercial Bank of China Ltd.	2.500%	11/21/17	600	606

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	500	511
	Industrial & Commercial Bank of China Ltd.	4.875%	9/21/25	1,300	1,313
	King Power Capital Ltd.	5.625%	11/3/24	300	314
	MCC Holding Hong Kong Corp. Ltd.	2.625%	6/16/17	200	201
	MCC Holding Hong Kong Corp. Ltd.	2.500%	8/28/17	400	401
	Minmetals Bounteous Finance BVI Ltd.	4.750%	7/30/25	600	605
	Nexen Energy ULC	7.875%	3/15/32	100	133
	Nexen Energy ULC	5.875%	3/10/35	308	346
	Nexen Energy ULC	6.400%	5/15/37	425	506
	Nexen Energy ULC	7.500%	7/30/39	300	397
	Prosperous Ray Ltd.	3.000%	11/12/18	400	403
	Sino-Ocean Land Treasure Finance I Ltd.	4.625%	7/30/19	1,100	1,129
	Sino-Ocean Land Treasure Finance I Ltd.	6.000%	7/30/24	350	363
	Sino-Ocean Land Treasure Finance II Ltd.	4.450%	2/4/20	400	407
	Sino-Ocean Land Treasure Finance II Ltd.	5.950%	2/4/27	250	253
[1,2]	Sinochem Global Capital Co. Ltd.	5.000%	12/29/49	200	204
2	Sinochem Offshore Capital Co. Ltd.	3.250%	4/29/19	200	203
	Sinochem Offshore Capital Co. Ltd.	3.250%	4/29/19	200	203
2	Sinochem Overseas Capital Co. Ltd.	4.500%	11/12/20	875	921
2	Sinochem Overseas Capital Co. Ltd.	6.300%	11/12/40	450	541
	Sinopec Capital 2013 Ltd.	1.875%	4/24/18	600	595
	Sinopec Capital 2013 Ltd.	3.125%	4/24/23	1,000	961
2	Sinopec Capital 2013 Ltd.	3.125%	4/24/23	400	384
	Sinopec Capital 2013 Ltd.	4.250%	4/24/43	200	188
	Sinopec Group Overseas Development	3.900%	5/17/22	407	417
2	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	775	786
2	Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/22	1,119	1,149
2	Sinopec Group Overseas Development 2012 Ltd.	4.875%	5/17/42	575	592
	Sinopec Group Overseas Development 2013 Ltd.	2.500%	10/17/18	300	303
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	825	863
	Sinopec Group Overseas Development 2013 Ltd.	5.375%	10/17/43	200	222
	Sinopec Group Overseas Development 2014 Ltd.	1.101%	4/10/17	600	599
2	Sinopec Group Overseas Development 2014 Ltd.	1.750%	4/10/17	1,000	1,000
	Sinopec Group Overseas Development 2014 Ltd.	1.750%	4/10/17	225	225
2	Sinopec Group Overseas Development 2014 Ltd.	2.750%	4/10/19	400	405
	Sinopec Group Overseas Development 2014 Ltd.	4.375%	4/10/24	800	836
	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	2,800	2,764
	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	700	672
	Sinopec Group Overseas Development 2015 Ltd.	4.100%	4/28/45	600	549
	State Elite Global Ltd.	3.125%	1/20/20	850	862
2	State Grid Overseas Investment 2013 Ltd.	1.750%	5/22/18	200	199
	State Grid Overseas Investment 2013 Ltd.	3.125%	5/22/23	910	900
2	State Grid Overseas Investment 2013 Ltd.	4.375%	5/22/43	200	202
2	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	700	711
	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	300	305
	State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	1,100	1,167
2	State Grid Overseas Investment 2014 Ltd.	4.850%	5/7/44	350	374
	Three Gorges Finance I Cayman Islands Ltd.	3.700%	6/10/25	500	510
Total China (Cost $76,429)					76,865
Colombia (3.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (3.2%)
	Ecopetrol SA	7.625%	7/23/19	1,050	1,180
	Ecopetrol SA	5.875%	9/18/23	865	876
	Ecopetrol SA	4.125%	1/16/25	675	592
	Ecopetrol SA	5.375%	6/26/26	1,350	1,256

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ecopetrol SA	7.375%	9/18/43	700	669
Ecopetrol SA	5.875%	5/28/45	1,000	815
Empresas Publicas de Medellin ESP	7.625%	7/29/19	300	342
Oleoducto Central SA	4.000%	5/7/21	200	196
Republic of Colombia	7.375%	1/27/17	725	779
Republic of Colombia	7.375%	3/18/19	1,135	1,294
Republic of Colombia	11.750%	2/25/20	500	664
Republic of Colombia	4.375%	7/12/21	1,334	1,374
1 Republic of Colombia	2.625%	3/15/23	675	612
Republic of Colombia	4.000%	2/26/24	2,345	2,307
Republic of Colombia	8.125%	5/21/24	540	670
1 Republic of Colombia	4.500%	1/28/26	1,500	1,492
Republic of Colombia	7.375%	9/18/37	750	876
Republic of Colombia	6.125%	1/18/41	1,507	1,568
1 Republic of Colombia	5.625%	2/26/44	1,734	1,695
1 Republic of Colombia	5.000%	6/15/45	1,200	1,074
Transportadora de Gas Internacional SA ESP	5.700%	3/20/22	200	207
Total Colombia (Cost $21,529)				20,538
Costa Rica (0.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.7%)
Banco de Costa Rica	5.250%	8/12/18	250	253
Banco Nacional de Costa Rica	4.875%	11/1/18	400	401
2 Banco Nacional de Costa Rica	4.875%	11/1/18	200	201
Instituto Costarricense de Electricidad	6.950%	11/10/21	475	485
Instituto Costarricense de Electricidad	6.375%	5/15/43	200	155
Republic of Costa Rica	4.250%	1/26/23	900	810
Republic of Costa Rica	4.375%	4/30/25	1,100	951
Republic of Costa Rica	5.625%	4/30/43	200	154
Republic of Costa Rica	7.000%	4/4/44	600	540
Republic of Costa Rica	7.158%	3/12/45	600	544
Total Costa Rica (Cost $4,739)				4,494
Cote D’Ivoire (0.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.4%)
Republic of Cote d’Ivoire	5.375%	7/23/24	250	224
1 Republic of Cote d’Ivoire	6.375%	3/3/28	500	460
1 Republic of Cote d’Ivoire	5.750%	12/31/32	1,845	1,644
Total Cote D’Ivoire (Cost $2,462)				2,328
Croatia (1.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.0%)
Republic of Croatia	6.250%	4/27/17	712	746
Republic of Croatia	6.750%	11/5/19	1,000	1,086
Republic of Croatia	6.625%	7/14/20	894	971
Republic of Croatia	6.375%	3/24/21	1,300	1,401
Republic of Croatia	5.500%	4/4/23	700	722
Republic of Croatia	6.000%	1/26/24	1,335	1,417
Total Croatia (Cost $6,298)				6,343
Dominican Republic (0.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.9%)
1 Dominican Republic	7.500%	5/6/21	752	823
Dominican Republic	6.600%	1/28/24	250	266
1 Dominican Republic	5.875%	4/18/24	1,650	1,683
Dominican Republic	5.500%	1/27/25	1,450	1,432

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Dominican Republic	7.450%	4/30/44	450	476
1	Dominican Republic	6.850%	1/27/45	444	442
2	Dominican Republic	6.850%	1/27/45	1,000	997
Total Dominican Republic (Cost $6,158)					6,119
Ecuador (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
	Republic of Ecuador	7.950%	6/20/24	1,550	1,190
	Repulic of Ecuador	10.500%	3/24/20	900	742
Total Ecuador (Cost $2,323)					1,932
Egypt (0.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.4%)
	African Export-Import Bank	3.875%	6/4/18	250	251
	African Export-Import Bank	4.750%	7/29/19	200	205
	Arab Republic of Egypt	5.750%	4/29/20	812	835
	Arab Republic of Egypt	5.875%	6/11/25	1,000	935
	Arab Republic of Egypt	6.875%	4/30/40	300	270
Total Egypt (Cost $2,583)					2,496
El Salvador (0.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.5%)
	Republic of El Salvador	7.375%	12/1/19	345	352
	Republic of El Salvador	7.750%	1/24/23	450	457
	Republic of El Salvador	5.875%	1/30/25	300	266
2	Republic of El Salvador	6.375%	1/18/27	300	267
	Republic of El Salvador	8.250%	4/10/32	578	572
	Republic of El Salvador	7.650%	6/15/35	900	816
	Republic of El Salvador	7.625%	2/1/41	308	276
Total El Salvador (Cost $3,336)					3,006
Ethiopia (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
	Federal Democratic Republic of Ethiopia	6.625%	12/11/24	450	419
Total Ethiopia (Cost $447)					419
Gabon (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
[1,2]	Gabonese Republic	6.375%	12/12/24	400	346
1	Gabonese Republic	6.375%	12/12/24	661	570
	Gabonese Republic	6.950%	6/16/25	200	175
Total Gabon (Cost $1,262)					1,091
Georgia (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
	Georgian Railway JSC	7.750%	7/11/22	200	209
	Republic of Georgia	6.875%	4/12/21	200	215
Total Georgia (Cost $445)					424
Ghana (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
	Republic of Ghana	8.500%	10/4/17	300	302
2	Republic of Ghana	7.875%	8/7/23	400	345
[1,2]	Republic of Ghana	8.125%	1/18/26	300	255
1	Republic of Ghana	8.125%	1/18/26	1,500	1,283
Total Ghana (Cost $2,293)					2,185

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Guatemala (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
	Republic of Guatemala	5.750%	6/6/22	200	212
	Republic of Guatemala	4.875%	2/13/28	400	389
Total Guatemala (Cost $608)					601
Honduras (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
	Republic of Honduras	8.750%	12/16/20	200	223
1	Republic of Honduras	7.500%	3/15/24	200	213
Total Honduras (Cost $399)					436
Hungary (1.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.9%)
5	Magyar Export-Import Bank Zrt	5.500%	2/12/18	750	797
[2,5]	MFB Magyar Fejlesztesi Bank Zrt	6.250%	10/21/20	200	223
	Republic of Hungary	4.125%	2/19/18	1,330	1,394
	Republic of Hungary	4.000%	3/25/19	500	524
	Republic of Hungary	6.250%	1/29/20	1,115	1,261
	Republic of Hungary	6.375%	3/29/21	1,772	2,040
	Republic of Hungary	5.375%	2/21/23	1,362	1,501
	Republic of Hungary	5.750%	11/22/23	1,420	1,601
	Republic of Hungary	5.375%	3/25/24	1,410	1,560
	Republic of Hungary	7.625%	3/29/41	1,050	1,432
Total Hungary (Cost $11,920)					12,333
India (1.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.9%)
	Bank of Baroda	4.875%	7/23/19	575	614
	Bank of India	3.625%	9/21/18	350	358
	Bank of India	3.125%	5/6/20	400	398
	Bank of India	6.250%	2/16/21	400	452
	Bharat Petroleum Corp. Ltd.	4.625%	10/25/22	200	208
	Bharat Petroleum Corp. Ltd.	4.000%	5/8/25	400	393
	Canara Bank	5.250%	10/18/18	200	213
	Export-Import Bank of India	4.000%	8/7/17	875	904
	Export-Import Bank of India	2.750%	4/1/20	1,000	992
	Export-Import Bank of India	4.000%	1/14/23	400	409
	IDBI Bank Ltd.	4.375%	3/26/18	200	205
	IDBI Bank Ltd.	3.750%	1/25/19	200	201
	Indian Oil Corp. Ltd.	5.625%	8/2/21	500	547
	Indian Oil Corp. Ltd.	5.750%	8/1/23	200	219
	Indian Railway Finance Corp. Ltd.	3.917%	2/26/19	200	207
	NTPC Ltd.	5.625%	7/14/21	400	440
	NTPC Ltd.	4.750%	10/3/22	200	211
	NTPC Ltd.	4.375%	11/26/24	400	407
	Oil India Ltd.	3.875%	4/17/19	200	206
	Oil India Ltd.	5.375%	4/17/24	250	271
	ONGC Videsh Ltd.	3.250%	7/15/19	700	707
	ONGC Videsh Ltd.	3.750%	5/7/23	400	393
	ONGC Videsh Ltd.	4.625%	7/15/24	250	258
	Power Grid Corp. of India Ltd.	3.875%	1/17/23	200	199
	State Bank of India	4.125%	8/1/17	250	259
	State Bank of India	3.250%	4/18/18	700	714
	State Bank of India	3.622%	4/17/19	800	823
2	State Bank of India	4.875%	4/17/24	400	429

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Syndicate Bank	4.750%	11/6/16	250	256
Syndicate Bank	4.125%	4/12/18	200	206
Total India (Cost $11,920)				12,099
Indonesia (5.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (5.6%)
Bank Negara Indonesia Persero Tbk PT	4.125%	4/27/17	200	204
Lembaga Pembiayaan Ekspor Indonesia	3.750%	4/26/17	300	305
Majapahit Holding BV	7.250%	6/28/17	200	214
Majapahit Holding BV	8.000%	8/7/19	350	395
Majapahit Holding BV	7.750%	1/20/20	1,025	1,155
Majapahit Holding BV	7.875%	6/29/37	300	334
2 Pelabuhan Indonesia II PT	4.250%	5/5/25	600	552
Pelabuhan Indonesia II PT	4.250%	5/5/25	400	367
2 Pelabuhan Indonesia III PT	4.875%	10/1/24	200	198
Pertamina Persero PT	5.250%	5/23/21	450	459
Pertamina Persero PT	4.875%	5/3/22	1,650	1,617
2 Pertamina Persero PT	4.300%	5/20/23	430	408
Pertamina Persero PT	6.500%	5/27/41	200	187
2 Pertamina Persero PT	6.000%	5/3/42	750	647
Pertamina Persero PT	6.000%	5/3/42	1,250	1,087
2 Pertamina Persero PT	5.625%	5/20/43	200	167
Pertamina Persero PT	5.625%	5/20/43	425	354
Pertamina Persero PT	6.450%	5/30/44	700	660
2 Perusahaan Gas Negara Persero Tbk PT	5.125%	5/16/24	400	401
Perusahaan Gas Negara Persero Tbk PT	5.125%	5/16/24	400	394
Perusahaan Listrik Negara PT	5.500%	11/22/21	750	772
Perusahaan Listrik Negara PT	5.250%	10/24/42	500	411
Perusahaan Penerbit SBSN Indonesia II	4.000%	11/21/18	600	629
Perusahaan Penerbit SBSN Indonesia III	6.125%	3/15/19	400	439
2 Perusahaan Penerbit SBSN Indonesia III	6.125%	3/15/19	200	220
Perusahaan Penerbit SBSN Indonesia III	3.300%	11/21/22	628	594
2 Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	600	584
6 Perusahaan Penerbit SBSN Indonesia III	4.325%	5/28/25	950	927
Republic of Indonesia	6.875%	3/9/17	450	481
Republic of Indonesia	6.875%	1/17/18	1,257	1,386
Republic of Indonesia	11.625%	3/4/19	2,386	3,054
Republic of Indonesia	5.875%	3/13/20	1,290	1,430
2 Republic of Indonesia	5.875%	3/13/20	350	388
Republic of Indonesia	4.875%	5/5/21	1,650	1,735
Republic of Indonesia	3.750%	4/25/22	950	938
Republic of Indonesia	3.375%	4/15/23	800	760
Republic of Indonesia	5.375%	10/17/23	709	759
Republic of Indonesia	5.875%	1/15/24	750	823
2 Republic of Indonesia	4.125%	1/15/25	200	195
Republic of Indonesia	8.500%	10/12/35	1,200	1,572
Republic of Indonesia	6.625%	2/17/37	1,267	1,391
Republic of Indonesia	7.750%	1/17/38	1,260	1,553
Republic of Indonesia	5.250%	1/17/42	1,100	1,044
Republic of Indonesia	4.625%	4/15/43	2,175	1,955
Republic of Indonesia	6.750%	1/15/44	950	1,066
2 Republic of Indonesia	6.750%	1/15/44	100	113
Republic of Indonesia	5.125%	1/15/45	1,300	1,212
Total Indonesia (Cost $37,116)				36,536

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Iraq (0.2%)
Sovereign Bond (U.S. Dollar-Denominated) (0.2%)
Republic of Iraq	5.800%	1/15/28	1,610	1,179
Total Iraq (Cost $1,389)				1,179
Jamaica (0.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.4%)
1 Jamaica	8.000%	6/24/19	550	594
1 Jamaica	7.625%	7/9/25	450	491
Jamaica	6.750%	4/28/28	600	610
1 Jamaica	8.000%	3/15/39	225	243
Jamaica	7.875%	7/28/45	600	603
Total Jamaica (Cost $2,461)				2,541
Kazakhstan (2.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (2.0%)
Development Bank of Kazakhstan JSC	4.125%	12/10/22	1,600	1,400
Intergas Finance BV	6.375%	5/14/17	150	155
KazAgro National Management Holding JSC	4.625%	5/24/23	600	486
2 Kazakhstan Temir Zholy Finance BV	6.375%	10/6/20	700	690
Kazakhstan Temir Zholy Finance BV	6.950%	7/10/42	600	492
KazMunayGas National Co. JSC	9.125%	7/2/18	925	1,021
KazMunayGas National Co. JSC	7.000%	5/5/20	1,160	1,211
KazMunayGas National Co. JSC	6.375%	4/9/21	1,230	1,246
KazMunayGas National Co. JSC	4.400%	4/30/23	425	376
KazMunayGas National Co. JSC	4.875%	5/7/25	200	177
KazMunayGas National Co. JSC	5.750%	4/30/43	1,110	863
2 KazMunayGas National Co. JSC	5.750%	4/30/43	225	174
KazMunayGas National Co. JSC	6.000%	11/7/44	300	238
2 KazMunayGas National Co. JSC	6.000%	11/7/44	200	157
Republic of Kazakhstan	3.875%	10/14/24	1,400	1,316
Republic of Kazakhstan	5.125%	7/21/25	1,500	1,492
2 Republic of Kazakhstan	4.875%	10/14/44	400	328
Republic of Kazakhstan	6.500%	7/21/45	1,000	975
Total Kazakhstan (Cost $13,530)				12,797
Kenya (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
2 Republic of Kenya	5.875%	6/24/19	200	193
Republic of Kenya	6.875%	6/24/24	1,200	1,119
2 Republic of Kenya	6.875%	6/24/24	200	185
Total Kenya (Cost $1,677)				1,497
Lebanon (1.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.8%)
Republic of Lebanon	4.750%	11/2/16	250	250
Republic of Lebanon	9.000%	3/20/17	500	527
Republic of Lebanon	5.000%	10/12/17	825	821
Republic of Lebanon	5.150%	6/12/18	150	149
Republic of Lebanon	5.150%	11/12/18	475	469
Republic of Lebanon	5.500%	4/23/19	50	50
Republic of Lebanon	6.000%	5/20/19	450	454
Republic of Lebanon	5.450%	11/28/19	925	911
Republic of Lebanon	6.375%	3/9/20	1,066	1,087
Republic of Lebanon	8.250%	4/12/21	1,380	1,515
Republic of Lebanon	6.100%	10/4/22	708	703

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Republic of Lebanon	6.000%	1/27/23	1,185	1,166
Republic of Lebanon	6.200%	2/26/25	100	98
Republic of Lebanon	6.250%	6/12/25	400	392
Republic of Lebanon	6.600%	11/27/26	1,100	1,103
Republic of Lebanon	6.750%	11/29/27	961	968
Republic of Lebanon	6.650%	2/26/30	1,100	1,089
Total Lebanon (Cost $11,910)				11,752
Malaysia (1.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.4%)
Cagamas Global plc	2.745%	12/10/19	200	201
Export-Import Bank of Malaysia Bhd.	2.875%	12/14/17	200	203
2 Federation of Malaysia	4.646%	7/6/21	250	272
1 Malayan Banking Berhad	3.250%	9/20/22	400	400
Malaysia Sovereign Sukuk Bhd.	3.043%	4/22/25	700	675
7 Malaysia Sovereign Sukuk Bhd.	4.236%	4/22/45	550	510
Petroliam Nasional Bhd.	7.625%	10/15/26	430	563
Petronas Capital Ltd.	5.250%	8/12/19	863	943
2 Petronas Capital Ltd.	5.250%	8/12/19	1,423	1,552
Petronas Capital Ltd.	7.875%	5/22/22	610	761
2 Petronas Capital Ltd.	7.875%	5/22/22	750	934
Petronas Capital Ltd.	3.500%	3/18/25	650	629
Petronas Capital Ltd.	4.500%	3/18/45	650	618
Petronas Global Sukuk Ltd.	2.707%	3/18/20	600	597
SSG Resources Ltd.	4.250%	10/4/22	400	398
Total Malaysia (Cost $9,398)				9,256
Mexico (8.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (8.0%)
Banco Nacional de Comercio Exterior SNC	4.375%	10/14/25	500	501
Comision Federal de Electricidad	4.875%	5/26/21	550	578
Comision Federal de Electricidad	4.875%	1/15/24	400	408
2 Comision Federal de Electricidad	4.875%	1/15/24	600	619
Comision Federal de Electricidad	5.750%	2/14/42	200	188
2 Comision Federal de Electricidad	6.125%	6/16/45	200	195
Petroleos Mexicanos	5.750%	3/1/18	925	983
Petroleos Mexicanos	3.500%	7/18/18	800	812
Petroleos Mexicanos	8.000%	5/3/19	2,148	2,449
Petroleos Mexicanos	6.000%	3/5/20	200	216
2 Petroleos Mexicanos	3.500%	7/23/20	300	297
Petroleos Mexicanos	5.500%	1/21/21	1,289	1,376
Petroleos Mexicanos	4.875%	1/24/22	1,950	1,991
Petroleos Mexicanos	3.500%	1/30/23	1,350	1,252
Petroleos Mexicanos	4.875%	1/18/24	1,569	1,568
2 Petroleos Mexicanos	4.250%	1/15/25	1,625	1,547
2 Petroleos Mexicanos	4.500%	1/23/26	1,200	1,151
Petroleos Mexicanos	6.625%	6/15/35	2,005	1,987
Petroleos Mexicanos	6.500%	6/2/41	1,770	1,700
2 Petroleos Mexicanos	5.500%	6/27/44	500	425
Petroleos Mexicanos	5.500%	6/27/44	2,011	1,710
Petroleos Mexicanos	6.375%	1/23/45	1,460	1,389
Petroleos Mexicanos	5.625%	1/23/46	172	149
2 Petroleos Mexicanos	5.625%	1/23/46	1,900	1,644
United Mexican States	5.625%	1/15/17	1,340	1,409
United Mexican States	5.950%	3/19/19	1,195	1,351
United Mexican States	8.125%	12/30/19	850	1,084
United Mexican States	5.125%	1/15/20	1,580	1,750

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United Mexican States	3.500%	1/21/21	675	694
	United Mexican States	3.625%	3/15/22	2,632	2,689
	United Mexican States	4.000%	10/2/23	1,841	1,902
	United Mexican States	3.600%	1/30/25	2,549	2,540
	United Mexican States	8.300%	8/15/31	720	1,058
	United Mexican States	7.500%	4/8/33	490	656
	United Mexican States	6.750%	9/27/34	906	1,118
	United Mexican States	6.050%	1/11/40	1,764	1,993
	United Mexican States	4.750%	3/8/44	2,420	2,312
	United Mexican States	5.550%	1/21/45	2,085	2,234
	United Mexican States	4.600%	1/23/46	1,875	1,754
	United Mexican States	5.750%	10/12/10	2,200	2,163
Total Mexico (Cost $53,511)					51,842
Mongolia (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
8	Development Bank of Mongolia LLC	5.750%	3/21/17	500	486
	Mongolia	4.125%	1/5/18	200	186
	Mongolia	5.125%	12/5/22	850	709
[2,8]	Trade & Development Bank of Mongolia LLC	9.375%	5/19/20	200	200
Total Mongolia (Cost $1,628)					1,581
Morocco (0.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.6%)
	Kingdom of Morocco	4.250%	12/11/22	1,300	1,306
	Kingdom of Morocco	5.500%	12/11/42	425	427
2	OCP SA	5.625%	4/25/24	100	104
	OCP SA	5.625%	4/25/24	700	731
2	OCP SA	4.500%	10/22/25	450	434
	OCP SA	4.500%	10/22/25	500	478
2	OCP SA	6.875%	4/25/44	200	208
Total Morocco (Cost $3,680)					3,688
Mozambique (0.0%)
Sovereign Bond (U.S. Dollar-Denominated) (0.0%)
[1,9]	Mozambique EMATUM Finance 2020 BV	6.305%	9/11/20	364	323
Total Mozambique (Cost $352)					323
Namibia (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
	Republic of Namibia	5.500%	11/3/21	200	208
	Republic of Namibia	5.250%	10/29/25	400	396
Total Namibia (Cost $601)					604
Nigeria (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
2	Africa Finance Corp.	4.375%	4/29/20	350	354
2	Federal Republic of Nigeria	5.125%	7/12/18	200	198
	Federal Republic of Nigeria	6.750%	1/28/21	250	246
	Federal Republic of Nigeria	6.375%	7/12/23	200	188
Total Nigeria (Cost $1,012)					986
Oman (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
	Lamar Funding Ltd.	3.958%	5/7/25	500	468
Total Oman (Cost $503)					468

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Pakistan (0.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.4%)
	Islamic Republic of Pakistan	6.875%	6/1/17	375	389
	Islamic Republic of Pakistan	7.250%	4/15/19	600	624
2	Islamic Republic of Pakistan	7.250%	4/15/19	400	415
	Islamic Republic of Pakistan	6.750%	12/3/19	400	415
	Islamic Republic of Pakistan	8.250%	4/15/24	400	425
2	Islamic Republic of Pakistan	8.250%	4/15/24	250	266
	Islamic Republic of Pakistan	8.250%	9/30/25	200	212
Total Pakistan (Cost $2,670)					2,746
Panama (1.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.1%)
	Republic of Panama	5.200%	1/30/20	1,073	1,175
1	Republic of Panama	4.000%	9/22/24	550	564
1	Republic of Panama	3.750%	3/16/25	1,100	1,096
	Republic of Panama	7.125%	1/29/26	500	633
	Republic of Panama	8.875%	9/30/27	625	886
	Republic of Panama	9.375%	4/1/29	450	665
1	Republic of Panama	6.700%	1/26/36	1,647	2,043
1	Republic of Panama	4.300%	4/29/53	400	357
Total Panama (Cost $7,345)					7,419
Paraguay (0.2%)
	Republic of Paraguay	4.625%	1/25/23	800	808
	Republic of Paraguay	6.100%	8/11/44	500	508
Total Paraguay (Cost $1,348)					1,316
Peru (1.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.3%)
2	Corp Financiera de Desarrollo SA	3.250%	7/15/19	250	250
	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	200	208
	Fondo MIVIVIENDA SA	3.500%	1/31/23	500	477
	Republic of Peru	7.125%	3/30/19	471	546
	Republic of Peru	7.350%	7/21/25	1,268	1,638
	Republic of Peru	4.125%	8/25/27	700	706
	Republic of Peru	8.750%	11/21/33	1,510	2,214
1	Republic of Peru	6.550%	3/14/37	661	801
	Republic of Peru	5.625%	11/18/50	1,793	1,925
Total Peru (Cost $8,925)					8,765
Philippines (2.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (2.9%)
10	Power Sector Assets & Liabilities
	Management Corp.	6.875%	11/2/16	200	210
10	Power Sector Assets & Liabilities
	Management Corp.	7.250%	5/27/19	1,064	1,244
10	Power Sector Assets & Liabilities
	Management Corp.	7.390%	12/2/24	600	787
	Republic of the Philippines	9.875%	1/15/19	450	565
	Republic of the Philippines	8.375%	6/17/19	816	1,006
	Republic of the Philippines	6.500%	1/20/20	300	354
	Republic of the Philippines	4.000%	1/15/21	910	992
	Republic of the Philippines	4.200%	1/21/24	1,464	1,621
	Republic of the Philippines	10.625%	3/16/25	584	932
	Republic of the Philippines	5.500%	3/30/26	1,050	1,263

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Republic of the Philippines	9.500%	2/2/30	953	1,534
	Republic of the Philippines	7.750%	1/14/31	1,554	2,238
	Republic of the Philippines	6.375%	1/15/32	800	1,048
	Republic of the Philippines	6.375%	10/23/34	1,450	1,938
	Republic of the Philippines	5.000%	1/13/37	1,480	1,765
	Republic of the Philippines	3.950%	1/20/40	1,200	1,242
Total Philippines (Cost $18,208)					18,739
Poland (1.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.4%)
	Republic of Poland	6.375%	7/15/19	2,191	2,542
	Republic of Poland	5.125%	4/21/21	1,210	1,369
	Republic of Poland	5.000%	3/23/22	2,234	2,515
	Republic of Poland	3.000%	3/17/23	1,175	1,187
	Republic of Poland	4.000%	1/22/24	1,668	1,778
Total Poland (Cost $9,165)					9,391
Qatar (3.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (3.3%)
[1,2]	Nakilat Inc.	6.067%	12/31/33	500	578
2	Ooredoo International Finance Ltd.	7.875%	6/10/19	300	359
2	Ooredoo International Finance Ltd.	4.750%	2/16/21	500	554
2	Ooredoo International Finance Ltd.	3.250%	2/21/23	650	646
2	Ooredoo International Finance Ltd.	5.000%	10/19/25	700	767
2	Ooredoo International Finance Ltd.	3.875%	1/31/28	1,750	1,703
	Ooredoo Tamweel Ltd.	3.039%	12/3/18	225	230
[2,11] Qatari Diar Finance QSC		5.000%	7/21/20	950	1,065
	QNB Finance Ltd.	3.375%	2/22/17	1,050	1,072
	QNB Finance Ltd.	2.125%	2/14/18	200	200
	QNB Finance Ltd.	2.750%	10/31/18	400	404
	QNB Finance Ltd.	2.875%	4/29/20	1,200	1,226
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	263	284
2	Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.750%	9/30/19	250	293
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.838%	9/30/27	770	875
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.332%	9/30/27	250	294
2	State of Qatar	3.125%	1/20/17	1,025	1,052
11	State of Qatar	2.099%	1/18/18	1,700	1,734
2	State of Qatar	6.550%	4/9/19	450	526
2	State of Qatar	5.250%	1/20/20	1,207	1,362
	State of Qatar	5.250%	1/20/20	1,100	1,243
2	State of Qatar	4.500%	1/20/22	1,050	1,167
11	State of Qatar	3.241%	1/18/23	575	598
2	State of Qatar	9.750%	6/15/30	600	984
	State of Qatar	9.750%	6/15/30	75	123
2	State of Qatar	6.400%	1/20/40	500	665
	State of Qatar	6.400%	1/20/40	102	135
2	State of Qatar	5.750%	1/20/42	616	766
	State of Qatar	5.750%	1/20/42	200	248
Total Qatar (Cost $20,657)					21,153
Romania (0.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.6%)
	Republic of Romania	6.750%	2/7/22	1,726	2,056
	Republic of Romania	4.375%	8/22/23	1,254	1,318
2	Republic of Romania	4.875%	1/22/24	100	109

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 Republic of Romania	6.125%	1/22/44	200	237
Republic of Romania	6.125%	1/22/44	320	379
Total Romania (Cost $3,960)				4,099
Russia (9.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (9.2%)
AK Transneft OJSC Via TransCapitalInvest Ltd.	8.700%	8/7/18	420	464
Gazprom Neft OAO Via GPN Capital SA	4.376%	9/19/22	600	534
Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	950	920
2 Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	200	193
Gazprom OAO Via Gaz Capital SA	6.212%	11/22/16	495	513
Gazprom OAO Via Gaz Capital SA	8.146%	4/11/18	900	976
Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	2,100	2,362
Gazprom OAO Via Gaz Capital SA	3.850%	2/6/20	678	641
Gazprom OAO Via Gaz Capital SA	5.999%	1/23/21	700	709
Gazprom OAO Via Gaz Capital SA	6.510%	3/7/22	925	962
Gazprom OAO Via Gaz Capital SA	4.950%	7/19/22	350	338
Gazprom OAO Via Gaz Capital SA	4.950%	2/6/28	650	574
Gazprom OAO Via Gaz Capital SA	8.625%	4/28/34	525	599
Gazprom OAO Via Gaz Capital SA	7.288%	8/16/37	725	740
Gazprombank OJSC Via GPB
Eurobond Finance plc	5.625%	5/17/17	600	611
Gazprombank OJSC Via GPB
Eurobond Finance plc	7.250%	5/3/19	200	203
Gazprombank OJSC Via GPB
Eurobond Finance plc	4.960%	9/5/19	900	878
Rosneft Finance SA	6.625%	3/20/17	500	516
2 Rosneft Finance SA	7.875%	3/13/18	100	107
Rosneft Finance SA	7.875%	3/13/18	850	901
Rosneft Finance SA	7.250%	2/2/20	200	211
Rosneft Oil Co. via Rosneft
International Finance Ltd.	3.149%	3/6/17	800	788
Rosneft Oil Co. via Rosneft
International Finance Ltd.	4.199%	3/6/22	977	874
Russian Agricultural Bank OJSC
Via RSHB Capital SA	6.299%	5/15/17	300	306
Russian Agricultural Bank OJSC
Via RSHB Capital SA	5.298%	12/27/17	618	623
Russian Agricultural Bank OJSC
Via RSHB Capital SA	7.750%	5/29/18	400	425
Russian Agricultural Bank OJSC
Via RSHB Capital SA	5.100%	7/25/18	1,500	1,496
2 Russian Agricultural Bank OJSC
Via RSHB Capital SA	5.100%	7/25/18	100	100
Russian Federation	3.250%	4/4/17	1,000	1,009
Russian Federation	11.000%	7/24/18	1,803	2,159
Russian Federation	3.500%	1/16/19	600	605
2 Russian Federation	3.500%	1/16/19	300	302
Russian Federation	5.000%	4/29/20	2,400	2,526
Russian Federation	4.500%	4/4/22	1,200	1,230
Russian Federation	4.875%	9/16/23	2,200	2,280
2 Russian Federation	4.875%	9/16/23	200	206
Russian Federation	12.750%	6/24/28	1,375	2,241
1 Russian Federation	7.500%	3/31/30	8,338	9,914
Russian Federation	5.625%	4/4/42	2,200	2,200
Russian Federation	5.875%	9/16/43	800	824

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Russian Railways via RZD Capital plc	5.739%	4/3/17	636	653
Russian Railways via RZD Capital plc	5.700%	4/5/22	1,100	1,093
Sberbank of Russia Via SB Capital SA	4.950%	2/7/17	825	837
Sberbank of Russia Via SB Capital SA	5.400%	3/24/17	1,150	1,176
Sberbank of Russia Via SB Capital SA	5.180%	6/28/19	750	760
Sberbank of Russia Via SB Capital SA	5.717%	6/16/21	800	804
Sberbank of Russia Via SB Capital SA	6.125%	2/7/22	800	819
Sberbank of Russia Via SB Capital SA	5.125%	10/29/22	974	911
SCF Capital Ltd.	5.375%	10/27/17	200	198
Vnesheconombank Via VEB Finance plc	5.375%	2/13/17	300	303
Vnesheconombank Via VEB Finance plc	4.224%	11/21/18	1,000	973
Vnesheconombank Via VEB Finance plc	6.902%	7/9/20	550	562
Vnesheconombank Via VEB Finance plc	6.025%	7/5/22	725	703
Vnesheconombank Via VEB Finance plc	5.942%	11/21/23	1,125	1,077
2 Vnesheconombank Via VEB Finance plc	5.942%	11/21/23	200	191
Vnesheconombank Via VEB Finance plc	6.800%	11/22/25	450	441
VTB Bank OJSC Via VTB Capital SA	6.000%	4/12/17	925	949
VTB Bank OJSC Via VTB Capital SA	6.315%	2/22/18	400	414
VTB Bank OJSC Via VTB Capital SA	6.875%	5/29/18	875	918
VTB Bank OJSC Via VTB Capital SA	6.551%	10/13/20	1,050	1,085
VTB Bank OJSC Via VTB Capital SA	6.950%	10/17/22	975	932
Total Russia (Cost $58,212)				59,859
Saudi Arabia (0.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.7%)
SABIC Capital II BV	2.625%	10/3/18	400	403
Saudi Electricity Global Sukuk Co.	2.665%	4/3/17	400	404
Saudi Electricity Global Sukuk Co.	4.211%	4/3/22	625	659
Saudi Electricity Global Sukuk Co. 2	3.473%	4/8/23	550	551
Saudi Electricity Global Sukuk Co. 2	5.060%	4/8/43	700	632
2 Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	650	667
Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	350	359
Saudi Electricity Global Sukuk Co. 3	5.500%	4/8/44	500	476
2 Saudi Electricity Global Sukuk Co. 3	5.500%	4/8/44	300	290
Total Saudi Arabia (Cost $4,525)				4,441
Senegal (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
Republic of Senegal	8.750%	5/13/21	500	539
Republic of Senegal	6.250%	7/30/24	200	187
Total Senegal (Cost $743)				726
Serbia, Republic Of (0.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.6%)
Republic of Serbia	5.250%	11/21/17	720	752
Republic of Serbia	5.875%	12/3/18	800	849
2 Republic of Serbia	5.875%	12/3/18	200	212
Republic of Serbia	4.875%	2/25/20	400	414
Republic of Serbia	7.250%	9/28/21	1,600	1,832
Total Serbia, Republic Of (Cost $3,964)				4,059
Singapore (0.2%)
Sovereign Bond (U.S. Dollar-Denominated) (0.2%)
COSL Singapore Capital Ltd.	3.500%	7/30/20	1,000	1,017
Total Singapore (Cost $1,018)				1,017

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
South Africa (1.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.6%)
	Eskom Holdings SOC Ltd.	5.750%	1/26/21	1,500	1,399
	Eskom Holdings SOC Ltd.	6.750%	8/6/23	880	819
2	Eskom Holdings SOC Ltd.	7.125%	2/11/25	200	187
	Eskom Holdings SOC Ltd.	7.125%	2/11/25	450	419
	Republic of South Africa	6.875%	5/27/19	1,295	1,441
	Republic of South Africa	5.500%	3/9/20	1,020	1,091
	Republic of South Africa	5.875%	5/30/22	571	627
	Republic of South Africa	4.665%	1/17/24	900	908
	Republic of South Africa	5.875%	9/16/25	1,600	1,736
	Republic of South Africa	6.250%	3/8/41	561	624
	Republic of South Africa	5.375%	7/24/44	500	491
2	Transnet SOC Ltd.	4.000%	7/26/22	600	567
Total South Africa (Cost $10,552)					10,309
Sri Lanka (0.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.8%)
	Bank of Ceylon	6.875%	5/3/17	250	255
	Bank of Ceylon	5.325%	4/16/18	200	200
2	Democratic Socialist Republic of Sri Lanka	6.000%	1/14/19	200	201
	Democratic Socialist Republic of Sri Lanka	6.000%	1/14/19	400	400
2	Democratic Socialist Republic of Sri Lanka	5.125%	4/11/19	250	246
	Democratic Socialist Republic of Sri Lanka	6.250%	10/4/20	632	631
	Democratic Socialist Republic of Sri Lanka	6.250%	7/27/21	1,150	1,137
	Democratic Socialist Republic of Sri Lanka	5.875%	7/25/22	800	766
	Democratic Socialist Republic of Sri Lanka	6.850%	11/3/25	1,000	994
	National Savings Bank	8.875%	9/18/18	400	428
Total Sri Lanka (Cost $5,362)					5,258
Thailand (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
	Krung Thai Bank PCL	2.250%	9/11/18	200	198
1	Krung Thai Bank PCL	5.200%	12/26/24	450	459
	PTT PCL	4.500%	10/25/42	400	364
	PTT Public Co. Ltd.	3.375%	10/25/22	225	222
Total Thailand (Cost $1,237)					1,243
Trinidad And Tobago (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
2	Petroleum Co. of Trinidad & Tobago Ltd.	9.750%	8/14/19	300	322
2	Republic of Trinidad & Tobago	4.375%	1/16/24	200	214
Total Trinidad And Tobago (Cost $558)					536
Tunisia (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
	Banque Centrale de Tunisie SA	5.750%	1/30/25	1,000	935
Total Tunisia (Cost $989)					935
Turkey (5.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (5.6%)
	Export Credit Bank of Turkey	5.375%	11/4/16	450	463
	Export Credit Bank of Turkey	5.875%	4/24/19	600	629
2	Export Credit Bank of Turkey	5.000%	9/23/21	400	398
	Export Credit Bank of Turkey	5.000%	9/23/21	500	499
	Hazine Mustesarligi Varlik Kiralama AS	4.557%	10/10/18	250	260

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Hazine Mustesarligi Varlik Kiralama AS	4.489%	11/25/24	400	392
	Republic of Turkey	7.500%	7/14/17	1,591	1,724
12	Republic of Turkey	2.803%	3/26/18	700	696
	Republic of Turkey	6.750%	4/3/18	1,287	1,401
2	Republic of Turkey	4.557%	10/10/18	150	156
	Republic of Turkey	7.000%	3/11/19	2,040	2,280
	Republic of Turkey	7.500%	11/7/19	2,166	2,494
	Republic of Turkey	7.000%	6/5/20	630	716
	Republic of Turkey	5.625%	3/30/21	901	972
	Republic of Turkey	5.125%	3/25/22	825	863
	Republic of Turkey	6.250%	9/26/22	1,404	1,562
	Republic of Turkey	3.250%	3/23/23	1,201	1,117
	Republic of Turkey	5.750%	3/22/24	1,650	1,784
	Republic of Turkey	7.375%	2/5/25	2,700	3,233
	Republic of Turkey	4.250%	4/14/26	200	192
	Republic of Turkey	11.875%	1/15/30	775	1,295
	Republic of Turkey	8.000%	2/14/34	702	902
	Republic of Turkey	6.875%	3/17/36	2,298	2,651
	Republic of Turkey	7.250%	3/5/38	335	404
	Republic of Turkey	6.750%	5/30/40	1,110	1,270
	Republic of Turkey	6.000%	1/14/41	1,800	1,900
	Republic of Turkey	4.875%	4/16/43	2,466	2,224
	Republic of Turkey	6.625%	2/17/45	900	1,038
2	TC Ziraat Bankasi AS	4.250%	7/3/19	200	198
	Turkiye Halk Bankasi AS	4.875%	7/19/17	425	436
2	Turkiye Halk Bankasi AS	4.750%	6/4/19	250	250
	Turkiye Halk Bankasi AS	3.875%	2/5/20	400	383
	Turkiye Halk Bankasi AS	4.750%	2/11/21	200	195
	Turkiye Vakiflar Bankasi Tao	5.750%	4/24/17	200	208
	Turkiye Vakiflar Bankasi Tao	3.750%	4/15/18	200	198
	Turkiye Vakiflar Bankasi Tao	5.000%	10/31/18	200	203
	Turkiye Vakiflar Bankasi Tao	6.000%	11/1/22	400	380
1	Turkiye Vakiflar Bankasi Tao	6.875%	2/3/25	200	195
Total Turkey (Cost $36,065)					36,161
Ukraine (1.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.1%)
13	Financing of Infrastructural Projects
	State Enterprise	8.375%	11/3/17	500	390
13	Financing of Infrastructural Projects
	State Enterprise	9.000%	12/7/17	200	156
13	Financing of Infrastructural Projects
	State Enterprise	7.400%	4/20/18	200	156
1	Oschadbank Via SSB #1 plc	9.625%	3/20/25	500	433
2	Oschadbank Via SSB #1 plc	9.625%	3/20/25	200	173
	Ukraine	6.580%	11/21/16	723	564
	Ukraine	9.250%	7/24/17	1,328	1,036
	Ukraine	6.750%	11/14/17	800	624
3	Ukraine	7.750%	9/23/20	1,227	957
	Ukraine	7.950%	2/23/21	650	507
	Ukraine	7.800%	11/28/22	1,180	920
3	Ukraine	7.500%	4/17/23	800	634
2	Ukraine Railways via Shortline plc	9.500%	5/21/18	200	159
1	Ukreximbank Via Biz Finance plc	9.625%	4/27/22	600	544
[1,2]	Ukreximbank Via Biz Finance plc	9.750%	1/22/25	200	177
Total Ukraine (Cost $7,604)					7,430

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
United Arab Emirates (5.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (5.0%)
2	Abu Dhabi National Energy Co. PJSC	5.875%	10/27/16	685	712
2	Abu Dhabi National Energy Co. PJSC	4.125%	3/13/17	400	412
2	Abu Dhabi National Energy Co. PJSC	6.165%	10/25/17	850	916
2	Abu Dhabi National Energy Co. PJSC	2.500%	1/12/18	400	401
2	Abu Dhabi National Energy Co. PJSC	6.250%	9/16/19	275	311
2	Abu Dhabi National Energy Co. PJSC	5.875%	12/13/21	200	226
2	Abu Dhabi National Energy Co. PJSC	3.625%	1/12/23	1,800	1,773
	Abu Dhabi National Energy Co. PJSC	3.875%	5/6/24	200	197
2	Abu Dhabi National Energy Co. PJSC	6.500%	10/27/36	825	1,022
	ADCB Finance Cayman Ltd.	1.619%	1/9/17	200	200
	ADCB Finance Cayman Ltd.	2.500%	3/6/18	1,000	1,006
	ADCB Finance Cayman Ltd.	3.000%	3/4/19	400	407
	ADCB Finance Cayman Ltd.	2.625%	3/10/20	400	399
	ADCB Finance Cayman Ltd.	4.500%	3/6/23	425	431
	ADCB Islamic Finance Cayman Ltd.	4.071%	11/22/16	720	738
	AHB Sukuk Co. Ltd.	3.267%	10/8/18	200	206
	DEWA Sukuk 2013 Ltd.	3.000%	3/5/18	650	666
[1,2]	Dolphin Energy Ltd.	5.888%	6/15/19	263	282
2	Dolphin Energy Ltd.	5.500%	12/15/21	620	699
	DP World Ltd.	3.250%	5/18/20	1,250	1,256
2	DP World Ltd.	6.850%	7/2/37	950	1,017
2	DP World Sukuk Ltd.	6.250%	7/2/17	670	714
	Dubai DOF Sukuk Ltd.	6.450%	5/2/22	200	237
2	Dubai Electricity & Water Authority	7.375%	10/21/20	775	934
2	Emirate of Abu Dhabi	6.750%	4/8/19	1,625	1,910
	Emirate of Dubai	4.900%	5/2/17	200	210
	Emirate of Dubai	7.750%	10/5/20	500	614
	Emirate of Dubai	3.875%	1/30/23	600	615
	Emirate of Dubai	5.250%	1/30/43	200	175
[1,2]	Emirates Airline	4.500%	2/6/25	326	331
	Emirates NBD PJSC	4.625%	3/28/17	675	697
	Emirates NBD PJSC	3.250%	11/19/19	335	340
1	Emirates NBD PJSC	4.875%	3/28/23	450	465
	Emirates Telecommunications Corp.	2.375%	6/18/19	600	601
	Emirates Telecommunications Corp.	3.500%	6/18/24	200	205
	ICD Sukuk Co. Ltd.	3.508%	5/21/20	250	249
2	IPIC GMTN Ltd.	3.750%	3/1/17	945	972
2	IPIC GMTN Ltd.	5.000%	11/15/20	900	1,006
2	IPIC GMTN Ltd.	5.500%	3/1/22	710	808
2	IPIC GMTN Ltd.	6.875%	11/1/41	400	536
	Jafz Sukuk Ltd.	7.000%	6/19/19	400	453
2	MDC-GMTN B.V.	7.625%	5/6/19	500	590
2	MDC-GMTN B.V.	5.500%	4/20/21	450	513
	MDC-GMTN B.V.	3.250%	4/28/22	500	509
2	MDC-GMTN B.V.	3.250%	4/28/22	200	204
1	Medjool Ltd.	3.875%	3/19/23	284	289
2	Mubadala GE Capital Ltd.	3.000%	11/10/19	200	199
	National Bank of Abu Dhabi PJSC	3.250%	3/27/17	400	408
	National Bank of Abu Dhabi PJSC	3.000%	8/13/19	400	412
	National Bank of Abu Dhabi PJSC	2.250%	2/11/20	425	425
2	NOVA Chemicals Corp.	5.250%	8/1/23	400	402
	RAK Capital	3.297%	10/21/18	200	206
	RAK Capital	3.094%	3/31/25	500	484
	RAKFunding Cayman Ltd.	3.250%	6/24/19	950	950

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Ruwais Power Co. PJSC	6.000%	8/31/36	400	451
	Sharjah Sukuk Ltd.	3.764%	9/17/24	400	418
	Union National Bank PJSC	3.875%	11/10/16	200	203
[1,2]	Waha Aerospace BV	3.925%	7/28/20	740	772
Total United Arab Emirates (Cost $32,570)					32,784
United States (0.0%)
U.S. Government and Agency Obligations (0.0%)
	United States Treasury Note/Bond	5.125%	5/15/16	15	16
	United States Treasury Note/Bond	0.500%	2/28/17	20	20
	United States Treasury Note/Bond	0.875%	2/28/17	5	5
	United States Treasury Note/Bond	3.000%	2/28/17	10	10
	United States Treasury Note/Bond	2.125%	8/15/21	5	5
	United States Treasury Note/Bond	2.750%	2/15/24	35	37
	United States Treasury Note/Bond	3.750%	8/15/41	5	6
Total United States (Cost $98)					99
Uruguay (1.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.0%)
1	Kingdom of Uruguay	4.375%	10/27/27	375	373
1	Oriental Republic of Uruguay	8.000%	11/18/22	738	932
1	Oriental Republic of Uruguay	4.500%	8/14/24	1,221	1,262
	Oriental Republic of Uruguay	7.875%	1/15/33	346	447
1	Oriental Republic of Uruguay	7.625%	3/21/36	686	872
1	Oriental Republic of Uruguay	4.125%	11/20/45	350	286
1	Oriental Republic of Uruguay	5.100%	6/18/50	2,470	2,223
Total Uruguay (Cost $6,614)					6,395
Venezuela (2.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (2.8%)
	Bolivarian Republic of Venezuela	13.625%	8/15/18	566	340
	Bolivarian Republic of Venezuela	7.000%	12/1/18	1,010	434
	Bolivarian Republic of Venezuela	7.750%	10/13/19	2,956	1,157
	Bolivarian Republic of Venezuela	6.000%	12/9/20	1,956	729
1	Bolivarian Republic of Venezuela	12.750%	8/23/22	640	304
	Bolivarian Republic of Venezuela	9.000%	5/7/23	1,651	640
	Bolivarian Republic of Venezuela	8.250%	10/13/24	859	321
	Bolivarian Republic of Venezuela	7.650%	4/21/25	1,350	503
	Bolivarian Republic of Venezuela	11.750%	10/21/26	1,427	621
	Bolivarian Republic of Venezuela	9.250%	9/15/27	1,972	850
	Bolivarian Republic of Venezuela	9.250%	5/7/28	540	208
1	Bolivarian Republic of Venezuela	11.950%	8/5/31	3,329	1,453
	Bolivarian Republic of Venezuela	9.375%	1/13/34	700	271
	Bolivarian Republic of Venezuela	7.000%	3/31/38	1,375	481
	CA La Electricidad de Caracas	8.500%	4/10/18	200	85
2	CITGO Holding Inc.	10.750%	2/15/20	650	653
	CITGO Holding Inc.	10.750%	2/15/20	100	100
	CITGO Petroleum Corp.	6.250%	8/15/22	100	98
2	CITGO Petroleum Corp.	6.250%	8/15/22	200	197
	Petroleos de Venezuela SA	5.250%	4/12/17	1,750	983
1	Petroleos de Venezuela SA	8.500%	11/2/17	3,408	2,062
1	Petroleos de Venezuela SA	9.000%	11/17/21	1,858	776
1	Petroleos de Venezuela SA	12.750%	2/17/22	1,805	893
1	Petroleos de Venezuela SA	6.000%	5/16/24	2,500	888
1	Petroleos de Venezuela SA	6.000%	11/15/26	3,166	1,108
	Petroleos de Venezuela SA	5.375%	4/12/27	3,345	1,146

Emerging Markets Government Bond Index Fund

Face	Market
Maturity	Amount	Value•
Coupon	Date	($000)	($000)
1	Petroleos de Venezuela SA	9.750%	5/17/35	2,063	856
Petroleos de Venezuela SA	5.500%	4/12/37	1,160	394
Total Venezuela (Cost $25,294)	18,551
Vietnam (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
Socialist Republic of Vietnam	6.750%	1/29/20	519	574
Socialist Republic of Vietnam	4.800%	11/19/24	800	780
2	Socialist Republic of Vietnam	4.800%	11/19/24	200	196
Total Vietnam (Cost $1,557)	1,550
Zambia (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
Republic of Zambia	5.375%	9/20/22	725	539
2	Republic of Zambia	8.500%	4/14/24	450	380
Republic of Zambia	8.500%	4/14/24	600	506
1	Republic of Zambia	8.970%	7/30/27	300	253
Total Zambia (Cost $1,962)	1,678

Shares
Temporary Cash Investments (1.2%)
14	Vanguard Market Liquidity Fund (Cost $7,970)	0.207%	7,970,128	7,970
Total Temporary Cash Investments (Cost $7,970)	7,970
Total Investments (99.2%) (Cost $659,510)	645,118

Amount
($000)
Other Assets and Liabilities (0.8%)
Other Assets
Investment in Vanguard	57
Receivables for Investment Securities Sold	4,033
Receivables for Accrued Income	8,903
Receivables for Capital Shares Issued	42
Total Other Assets	13,035
Liabilities
Payables for Investment Securities Purchased	(6,875)
Payables for Capital Shares Redeemed	(44)
Payables for Distributions	(77)
Payables to Vanguard	(184)
Other Liabilities	(423)
Total Liabilities	(7,603)
Net Assets (100%)	650,550

Emerging Markets Government Bond Index Fund

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	667,178
Undistributed Net Investment Income	1,443
Accumulated Net Realized Losses	(3,679)
Unrealized Appreciation (Depreciation)	(14,392)
Net Assets	650,550

Investor Shares—Net Assets
Applicable to 950,264 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,030
Net Asset Value Per Share—Investor Shares	$9.50

ETF Shares—Net Assets
Applicable to 6,604,981 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	500,693
Net Asset Value Per Share—ETF Shares	$75.81

Admiral Shares—Net Assets
Applicable to 6,873,774 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	130,623
Net Asset Value Per Share—Admiral Shares	$19.00

Institutional Shares—Net Assets
Applicable to 334,597 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,204
Net Asset Value Per Share—Institutional Shares	$30.50

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate value of these securities was
$86,683,000, representing 13.3% of net assets.
3 Non-income-producing security—security in default.
4 Adjustable-rate security.
5 Guaranteed by the Republic of Hungary.
6 Guaranteed by the Republic of Indonesia.
7 Guaranteed by the Federation of Malaysia.
8 Guaranteed by the Government of Mongolia.
9 Guaranteed by the Republic of Mozambique.
10 Guaranteed by the Republic of the Philippines.
11 Guaranteed by the State of Qatar.
12 Guaranteed by the Republic of Turkey.
13 Guaranteed by the Govenment of the Ukraine.
14 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Interest[1]	24,234
Total Income	24,234
Expenses
The Vanguard Group—Note B
Investment Advisory Services	11
Management and Administrative—Investor Shares	35
Management and Administrative—ETF Shares	1,043
Management and Administrative—Admiral Shares	365
Management and Administrative—Institutional Shares	22
Marketing and Distribution—Investor Shares	—
Marketing and Distribution—ETF Shares	37
Marketing and Distribution—Admiral Shares	10
Marketing and Distribution—Institutional Shares	—
Custodian Fees	37
Auditing Fees	45
Shareholders’ Reports—Investor Shares	7
Shareholders’ Reports—ETF Shares	9
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—Institutional Shares	—
Total Expenses	1,621
Net Investment Income	22,613
Realized Net Gain (Loss)
Investment Securities Sold	(3,830)
Futures Contracts	4
Realized Net Gain (Loss)	(3,826)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(18,102)
Net Increase (Decrease) in Net Assets Resulting from Operations	685
1 Interest income from an affiliated company of the fund was $5,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,613	11,445
Realized Net Gain (Loss)	(3,826)	282
Change in Unrealized Appreciation (Depreciation)	(18,102)	6,002
Net Increase (Decrease) in Net Assets Resulting from Operations	685	17,729
Distributions
Net Investment Income
Investor Shares	(399)	(251)
ETF Shares	(15,477)	(6,640)
Admiral Shares	(5,622)	(4,147)
Institutional Shares	(388)	—
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(21,886)	(11,038)
Capital Share Transactions
Investor Shares	2,155	2,919
ETF Shares	292,555	132,526
Admiral Shares	18,272	61,205
Institutional Shares	10,675	—
Net Increase (Decrease) from Capital Share Transactions	323,657	196,650
Total Increase (Decrease)	302,456	203,341
Net Assets
Beginning of Period	348,094	144,753
End of Period[1]	650,550	348,094
1 Net Assets—End of Period includes undistributed net investment income of $1,443,000 and $716,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Financial Highlights

Investor Shares
			May 14,
	Year Ended		2013[1] to
	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013
Net Asset Value, Beginning of Period	$9.95	$9.74	$10.00
Investment Operations
Net Investment Income	. 427	. 417.149
Net Realized and Unrealized Gain (Loss) on Investments[2]	(. 447)	. 213	(. 261)
Total from Investment Operations	(. 020)	. 630	(.112)
Distributions
Dividends from Net Investment Income	(.430)	(.420)	(.148)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(. 430)	(.420)	(.148)
Net Asset Value, End of Period	$9.50	$9.95	$9.74

Total Return[3]	-0.16%	6.62%	-1.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9	$7	$4
Ratio of Total Expenses to Average Net Assets	0.49%	0.49%	0.49% [4]
Ratio of Net Investment Income to Average Net Assets	4.52%	4.35%	3.81%[4]
Portfolio Turnover Rate [5]	20%	27%	38%

1 Subscription period for the fund was May 14, 2013, to May 30, 2013, during which time all assets were held in money market instruments.
Performance measurement began May 31, 2013, at a net asset value of $10.03.
2 Includes increases from purchase fees of $.01, $.00, and $.03.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Financial Highlights

ETF Shares
			May 31,
	Year Ended		2013[1] to
	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013
Net Asset Value, Beginning of Period	$79.40	$77.71	$79.52
Investment Operations
Net Investment Income	3.516	3.429	1.217
Net Realized and Unrealized Gain (Loss) on Investments[2]	(3.556)	1.700	(2.086)
Total from Investment Operations	(.040)	5.129	(. 869)
Distributions
Dividends from Net Investment Income	(3.550)	(3.439)	(.941)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(3.550)	(3.439)	(.941)
Net Asset Value, End of Period	$75.81	$79.40	$77.71

Total Return	-0.01%	6.79%	-1.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$501	$222	$85
Ratio of Total Expenses to Average Net Assets	0.34%	0.34%	0.35%[3]
Ratio of Net Investment Income to Average Net Assets	4.67%	4.50%	3.95%[3]
Portfolio Turnover Rate [4]	20%	27%	38%

1 Inception.
2 Includes increases from purchase fees of $.06, $.01, and $.30.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Financial Highlights

Admiral Shares
			May 14,
	Year Ended		2013[1] to
	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013
Net Asset Value, Beginning of Period	$19.90	$19.48	$20.00
Investment Operations
Net Investment Income	. 885	. 863	. 309
Net Realized and Unrealized Gain (Loss) on Investments[2]	(. 894)	.427	(. 522)
Total from Investment Operations	(.009)	1.290	(.213)
Distributions
Dividends from Net Investment Income	(. 891)	(. 870)	(. 307)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(. 891)	(. 870)	(. 307)
Net Asset Value, End of Period	$19.00	$19.90	$19.48

Total Return[3]	0%	6.78%	-1.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$131	$118	$55
Ratio of Total Expenses to Average Net Assets	0.33%	0.34%	0.34%[4]
Ratio of Net Investment Income to Average Net Assets	4.68%	4.50%	3.96%[4]
Portfolio Turnover Rate [5]	20%	27%	38%

1 Subscription period for the fund was May 14, 2013, to May 30, 2013, during which time all assets were held in money market instruments.
Performance measurement began May 31, 2013, at a net asset value of $20.07.
2 Includes increases from purchase fees of $.02, $.00, and $.06.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Financial Highlights

Institutional Shares
	Feb. 11,	Nov. 25,
	2015[1] to	2014[1] to
	Oct. 31,	Dec. 18,
For a Share Outstanding Throughout Each Period	2015	2014
Net Asset Value, Beginning of Period	$30.72	$31.53
Investment Operations
Net Investment Income	1.019	.108
Net Realized and Unrealized Gain (Loss) on Investments[2]	(.159)	(1.240)
Total from Investment Operations	.860	(1.132)
Distributions
Dividends from Net Investment Income	(1.080)	(.108)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.080)	(.108)
Net Asset Value, End of Period	$30.50	$30.29

Total Return [3]	2.82%	-3.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10	$0
Ratio of Total Expenses to Average Net Assets	0.29%	0.30%
Ratio of Net Investment Income to Average Net Assets	4.75%	4.72%
Portfolio Turnover Rate[4]	20%[5]	20%[5]

The expense ratio and net income ratio for the periods presented have been annualized.
1 The class commenced operations on November 25, 2014. On December 18, 2014, all outstanding shares were redeemed and the Net Asset
Value represents the per share amount at which such shares were redeemed. On February 11, 2015 the class recommenced operations.
2 Aggregate purchase fees for the periods presented are $.04.
3 Total returns do not include transaction or account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
5 Reflects the fund’s portfolio turnover for the fiscal year ended October 31, 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Notes to Financial Statements

Vanguard Emerging Markets Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were first issued on November 25, 2014, and were redeemed shortly thereafter. Institutional Shares were next issued on February 11, 2015.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Emerging Markets Government Bond Index Fund

During the year ended October 31, 2015, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at October 31, 2015.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Emerging Markets Government Bond Index Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2015, the fund had contributed to Vanguard capital in the amount of $57,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	99	—
Sovereign Bonds	—	637,049	—
Temporary Cash Investments	7,970	—	—
Total	7,970	637,148	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2015, the fund realized $531,000 of net capital losses resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such losses are not taxable losses to the fund, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2015, the fund had available capital losses totaling $3,679,000 that may be carried forward indefinitely to offset future net capital gains.

At October 31, 2015, the cost of investment securities for tax purposes was $659,510,000. Net unrealized depreciation of investment securities for tax purposes was $14,392,000, consisting of unrealized gains of $8,460,000 on securities that had risen in value since their purchase and $22,852,000 in unrealized losses on securities that had fallen in value since their purchase.

Emerging Markets Government Bond Index Fund

E. During the year ended October 31, 2015, the fund purchased $454,101,000 of investment securities and sold $138,702,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,451,000 and $1,416,000, respectively. Total purchases and sales include $294,300,000 and $44,716,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended October 31,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	000)
Investor Shares
Issued[1]	6,261	646	7,000	712
Issued in Lieu of Cash Distributions	339	35	234	24
Redeemed	(4,445)	(461)	(4,315)	(438)
Net Increase (Decrease)—Investor Shares	2,155	220	2,919	298
ETF Shares
Issued[1]	338,399	4,403	148,304	1,902
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(45,844)	(600)	(15,778)	(200)
Net Increase (Decrease)—ETF Shares	292,555	3,803	132,526	1,702
Admiral Shares
Issued[1]	53,419	2,758	78,630	4,007
Issued in Lieu of Cash Distributions	4,782	249	3,473	176
Redeemed	(39,929)	(2,079)	(20,898)	(1,063)
Net Increase (Decrease)—Admiral Shares	18,272	928	61,205	3,120
Institutional Shares[2]
Issued[1]	19,856	637	—	—
Issued in Lieu of Cash Distributions	354	12	—	—
Redeemed	(9,535)	(315)	—	—
Net Increase (Decrease)—Institutional Shares	10,675	334	—	—
1 Includes purchase fees for fiscal 2015 and 2014 of $592,000 and $62,000, respectively (fund totals).
2 Institutional shares were first issued on November 25, 2014, and were redeemed shortly thereafter. Institutional shares were next issued on February 11, 2015. The table reflects all Institutional transactions beginning November 25, 2014.

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Emerging Markets Government Bond Index Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Emerging Markets Government Bond Index Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2015

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Government Bond Index Fund	4/30/2015	10/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$988.37	$2.46
ETF Shares	1,000.00	988.93	1.75
Admiral Shares	1,000.00	988.64	1.70
Institutional Shares	1,000.00	989.29	1.50
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.74	$2.50
ETF Shares	1,000.00	1,023.44	1.79
Admiral Shares	1,000.00	1,023.49	1.73
Institutional Shares	1,000.00	1,023.69	1.53

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.49% for Investor Shares, 0.35% for ETF Shares, 0.34% for Admiral Shares, and 0.30% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period
(184/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Vanguard Emerging Markets Government Bond Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays
Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of the fund with respect to any person or entity. Barclays’ only relationship to Vanguard and the fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or the fund or any owners or purchasers of the fund. Barclays has no obligation to take the needs of Vanguard, the fund, or the owners of the fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the fund.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the index or any data included therein or for interruptions in the delivery of the index. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the fund or any other person or entity from the use of the index or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays USD Emerging Markets Government RIC Capped Index,
and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to the index. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the index or any data included therein.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester, the	Occupation(s) During the Past Five Years and
University of Rochester Medical Center, Monroe	Other Experience: Corporate Vice President and
Community College Foundation, and North Carolina	Chief Global Diversity Officer (retired 2008) and
A&T University.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
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Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q11200 122015

Annual Report | October 31, 2015

Vanguard Global Minimum Volatility Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
About Your Fund’s Expenses.	35
Glossary.	37

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2015
Total
Returns
Vanguard Global Minimum Volatility Fund
Investor Shares	9.93%
Admiral™ Shares	10.00
FTSE Global All Cap Index (USD Hedged)	4.79
Global Funds Average	0.35
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2014, Through October 31, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Global Minimum Volatility Fund
Investor Shares	$11.41	$11.81	$0.280	$0.403
Admiral Shares	22.83	23.62	0.585	0.806

1

Chairman’s Letter

Dear Shareholder,

For the 12 months ended October 31, 2015, Vanguard Global Minimum Volatility Fund returned 9.93% for Investor Shares and 10.00% for Admiral Shares, well ahead of the 4.79% return of its benchmark index. As I’ve noted in previous reports, however, you should evaluate this fund based on whether it met its objective of delivering a smoother ride than the global stock market as a whole—and over this period, it did.

Your fund’s annualized daily volatility over its first full fiscal year was nearly 20% less than that of the benchmark, the FTSE Global All Cap Index (USD Hedged). We assess volatility using standard deviation, a calculation of the degree to which the fund’s return in a given period varies from its average return.

Another indicator of your fund’s success is its risk-adjusted return—its return divided by the standard deviation of its returns. This is a measure of return earned per unit of risk taken, so the higher the better. For the 12 months, the fund’s risk-adjusted return of 0.94 was more than double that of its benchmark.

Global stock markets struggled, and some failed to advance

The broad U.S. stock market returned more than 4% for the fiscal year. The market traveled a bumpy road to that result. Fears surfaced in late summer that slower economic growth in China

2

would spread across the globe. A sharp drop in August erased the market’s earlier gains, and stocks slid further in September.

In October, however, stocks staged a robust rally as the Federal Reserve kept short-term interest rates at historical lows. Central banks in Europe and Asia signaled or enacted more stimulus measures to counter sluggish growth and low inflation. Corporate earnings, while lower than in the recent past, mostly exceeded expectations.

The broad international stock market returned about –4% for U.S. investors, as the dollar’s strength weighed on local-market returns. Solid gains in the developed markets of the Pacific region and Europe were essentially flat when translated into dollars. Stocks tumbled in emerging markets, where the concerns about China seemed to weigh most heavily.

The search for a safe haven gave bonds a bit of a boost

The broad U.S. taxable bond market, which returned 1.96%, benefited from investors’ desire for safe-haven assets during periods of stock market volatility. The yield of the 10-year Treasury note ended October at 2.17%, down from 2.31% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned about –7%, also held

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.86%	16.28%	14.32%
Russell 2000 Index (Small-caps)	0.34	13.90	12.06
Russell 3000 Index (Broad U.S. market)	4.49	16.09	14.14
FTSE All-World ex US Index (International)	-3.83	5.20	2.99

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.96%	1.65%	3.03%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.87	2.91	4.28
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	0.17%	0.93%	1.69%

3

back by the strong dollar. Without this currency effect, international bond returns were positive.

The Fed’s 0%–0.25% target for short-term interest rates continued to constrain returns for money market funds and savings accounts.

As stocks zigged and zagged, your fund rounded the edges

Although the global stock market ended the fiscal year on a strong upswing, we shouldn’t lose sight of several developments that contributed to many ups and downs along the way. When the period began last November, the Fed had just concluded its stimulative bond-buying, and attention turned to when it might begin to raise short-term rates. That remained a key question on investors’ minds and a source of stock market volatility as rate-hike prospects periodically approached, then receded.

In addition, the European Central Bank embarked on a major, multiyear bond-buying program, Greece negotiated another bailout with more austerity measures, the price of oil and other commodities continued to fall, and mainland China’s stock markets swooned.

Amid these and other market-moving events, your fund’s below-market volatility for the 12 months is a testament to the disciplined and rigorous investment processes of its advisor, Vanguard Quantitative Equity Group. QEG uses quantitative models to evaluate all

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Global Minimum Volatility Fund	0.30%	0.20%	1.33%

The fund expense ratios shown are from the prospectus dated February 25, 2015, and represent estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2015, the fund’s expense ratios were 0.27% for Investor Shares and 0.21% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2014.

Peer group: Global Funds.

4

the stocks in nearly 50 developed- and emerging-market countries represented in the benchmark. Your advisor’s selection process considers estimates of expected volatility and correlations (how stocks move in relation to one another) to help identify stocks with less volatility.

Foreign currency hedging is an important element of managing volatility, because about half the fund’s assets are invested in the stocks of non-U.S. companies. Hedging doesn’t materially affect your fund’s performance versus its benchmark, which is similarly hedged. But as the U.S. dollar strengthened against a basket of major currencies during much of the period, currency hedging helped your fund outpace the average return of its global peers. (The vast majority don’t pursue investment strategies focused on volatility and don’t hedge currency exposure.) Keep in mind that when the dollar weakens, hedging trims returns, as you can see in the box on page 5.

The fund’s holdings in North America and Europe, which together make up about three-quarters of its assets, were some of its best performers. They also notably helped lift the fund’s total return above that of its benchmark. Emerging markets produced more modest gains but also boosted relative results; India was a standout, but Brazil continued to struggle amid lower prices for oil and other resources. Holdings in the developed Pacific region modestly held back results.

Among industry groups, the fund’s health care holdings bested those in the benchmark. A lighter stake in the struggling, and more volatile, energy sector was also beneficial.

Launched on December 12, 2013, the Global Minimum Volatility Fund has a track record just shy of two years. Although Vanguard recommends that investors view results through a long-term lens, I am encouraged by your fund’s success to date. Since inception, the fund’s volatility has been about one-third lower than that of its benchmark, highlighting QEG’s ability to achieve the fund’s lower-volatility objective across market cycles. And your fund’s risk-adjusted return has been about 80% higher than that of its benchmark.

The Advisor’s Report that follows this letter provides more information on the management of the fund.

A dose of discipline is crucial when markets become volatile

The developments over the past few months remind us that nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline.

5

Foreign currency hedging cuts both ways

Actively managed stock funds typically seek to earn a return higher than that of a specific index. But Vanguard Global Minimum Volatility Fund has a different primary objective:
lower volatility than its benchmark.

One way we seek to achieve this is by hedging back to the U.S. dollar the foreign currency exposure of the fund’s non-U.S. stocks, which make up more than half its assets. When that exposure is not hedged, a stronger dollar trims foreign stocks’ returns—and adds to their volatility—when they are translated into dollars for U.S.-based investors. A weaker dollar enhances foreign stocks’ returns but still makes them more volatile.

We use currency forward contracts to eliminate most of this “noise” from fluctuating exchange rates. Forward contracts are a way to lock in future exchange rates, helping us to reduce risk.

While lowering volatility, hedging has also boosted the fund’s cumulative return since inception, because the dollar has generally strengthened. But hedging hurt results in months when the dollar weakened.

The chart below shows the monthly difference in returns of the fund’s hedged benchmark versus its unhedged counterpart. In April 2015, for example, when the dollar slid against a basket of currencies, the hedged index lagged its unhedged counterpart by more than
1 percentage point.

Vanguard doesn’t “bet” on the direction of currency moves. Even if we expected the dollar to weaken, we’d still hedge—to lower volatility.

Hedging dampens returns when the dollar weakens

Note: The hedged versus unhedged return represents the difference between the monthly total return of the fund’s benchmark—the FTSE
Global All Cap Index (USD Hedged) —and its unhedged counterpart.
Source: Vanguard.

6

Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 17, 2015

7

Advisor’s Report

For the 12 months ended October 31, 2015, Vanguard Global Minimum Volatility Fund returned 9.93% for Investor Shares and 10.00% for Admiral Shares with an annualized daily volatility of 10.54%. By comparison, its benchmark, the FTSE Global All Cap Index (USD Hedged), returned 4.79% with an annualized daily volatility of 12.86%. (To get the annualized daily volatility, we calculate the standard deviation of daily returns and multiply it by the square root of 252, generally the number of trading days in a year.)

Investment objective

Our objective is to create a portfolio that has broad equity exposure with less volatility than the global equity market. We achieved this over the performance period, as the fund’s daily volatility averaged about 18% less than that of its benchmark.

It is important to mention, as we have in the past, that we do not target a specific volatility level. Rather, we seek to provide an equity fund that has lower absolute risk than the broad global market. Thus, when the broad global equity market is experiencing periods with spikes in volatility, you should expect this fund’s volatility to rise as well—just not by the same magnitude.

We recognize that equity-like returns are also an important outcome of an investment in this fund, but achieving a total return higher than the benchmark’s is not an objective of our approach. Although our research leads us to expect that, on average, a minimum volatility fund may outperform the overall global market in sharp downturns (while still experiencing losses), the fund should be expected to trail in strong bull markets. With that in mind, because the fund is expected to have a lower level of risk than the global equity market, you should not expect it to outperform the market over the long run.

We think an acceptable comparative performance measure in the long term is the fund’s risk-adjusted return. This can be calculated by dividing the portfolio’s total return for the period by the annualized standard deviation of daily returns. We view 12 months to be a relatively short time, but for the most recent fiscal year, the risk-adjusted return was 0.94, compared with 0.37 for the benchmark. Over a slightly longer period—since the fund’s inception on December 12, 2013—its risk-adjusted return was 1.44, compared with 0.79 for the benchmark.

Investment strategy

In building our portfolio, we use quantitative models that evaluate a variety of factors that drive a stock’s volatility in addition to estimates of their correlation—or how the factors move in relation to one another. This approach allows us to make appropriate risk/ diversification trade-offs, while not relying solely on volatility estimates.

Our process also approaches currency exposure and its impact on a portfolio in a specific manner. We recognize that owning companies in foreign markets involves the risk of movements in foreign currency exchange rates relative to the U.S. dollar. Because of this, an optimization process that focuses solely on volatilities tied to

8

an investor’s home currency will tend to overweight exposures to that currency. We aim to avoid such currency-specific exposures by focusing on equity volatilities and correlations measured in local currency terms. Then we use currency forward contracts to hedge the resulting exposure for U.S. investors. We believe this process can further reduce the volatility of the portfolio overall in the long run.

Finally, when constructing the portfolio, we apply constraints to reduce stock, sector, and country concentration risk. We find that these constraints, which allow for broader diversification and liquidity, reduce unnecessarily high risk exposures without significantly affecting our ability to reduce overall volatility. Drawing from the universe of about 7,700 stocks in the FTSE benchmark index, we construct a portfolio of 400–450 stocks.

The investment environment

The performance of unhedged global equities, while slightly positive for the fiscal year, cooled off significantly after a sell-off that started in May and lasted through September. Most developed markets managed to stay positive, except for the Asia Pacific region excluding Japan (which returned about –13% as measured by the FTSE Developed Asia Pacific ex Japan Index). In addition, the FTSE Emerging Index was down more than 15%. Performance within the fund’s benchmark was mixed, as only four of the ten market sectors generated positive returns. Results were best in consumer discretionary, while energy was the worst performer.

Amid uncertainty over the Federal Reserve’s interest rate plans and a slowdown in growth prospects, the markets reacted with increased volatility over the period. Volatility levels, however, stayed at the lower end of the historical range. For example, the Chicago Board Options Exchange Volatility Index (VIX), a measure of implied volatility of S&P 500 Index options, had a ten-year average level of 20.33, compared with 16.30 for the second half of the latest fiscal year. Volatility levels experienced a few notable spikes. For example, in August, the VIX topped 40 for the first time in four years.

The fund’s successes and shortfalls

We have cautioned that during periods of low volatility (which was the average environment for the fund over the fiscal year), expectations for the size of the portfolio’s volatility discount relative to the market should be tempered. Despite the market’s overall low volatility, though, the fund met its lower-volatility objective for the period. We had previously highlighted daily volatilities, but if you look at volatility over longer periods—for example, monthly returns—the benefits become clearer. For the fiscal year, the fund’s annualized volatility of monthly returns was 7.95%, compared with 12.55% for the benchmark—a 37% discount. Since inception, the fund has delivered a 32% reduction in the annualized volatility of monthly returns relative to its benchmark.

9

A combination of factors helped reduce the fund’s volatility during the fiscal year. Our strategy of holding stocks that have lower correlations with one another provided diversification benefits. Among sectors, on average we were overweighted in less volatile ones such as consumer staples and telecommunication services and underweighted in two of the benchmark’s more volatile industry groups, energy and materials. As for country allocations, we benefited by limiting our exposure to Greece, one of the period’s most volatile countries. However, our volatility estimates led to small overweight positions in South Korea and India, both of which proved more volatile than anticipated, modestly trimming our results.

We continue to see our approach to portfolio construction pay off in reduced volatility. The portfolio also outperformed the benchmark in terms of relative return, but as we’ve noted, a strategy such as ours can reward or fall short of investor expectations over shorter periods. With this in mind, we find that focusing on the long-term risk-adjusted returns of the portfolio relative to the benchmark realigns expectations with the fund’s objective. We thank you for your investment and look forward to the new fiscal year.

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Vanguard Quantitative Equity Group

November 18, 2015

10

Global Minimum Volatility Fund

Fund Profile
As of October 31, 2015

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMVFX	VMNVX
Expense Ratio[1]	0.30%	0.20%

Portfolio Characteristics
		FTSE Global
		All Cap Index
	Fund	(USD Hedged)
Number of Stocks	438	7,728
Median Market Cap	$6.6B	$33.7B
Price/Earnings Ratio	22.1x	19.6x
Price/Book Ratio	2.4x	2.1x
Return on Equity	15.5%	16.0%
Earnings Growth
Rate	6.6%	10.5%
Dividend Yield	2.8%	2.4%
Turnover Rate	57%	—
Short-Term Reserves	0.4%	—

Sector Diversification (% of equity exposure)
		FTSE Global
		All Cap Index
	Fund (USD Hedged)
Consumer Discretionary	12.8%	13.2%
Consumer Staples	13.6	9.4
Energy	2.1	6.4
Financials	19.3	21.8
Health Care	12.9	11.8
Industrials	9.5	11.4
Information Technology	10.0	14.3
Materials	5.0	5.2
Telecommunication Services	7.3	3.3
Utilities	7.5	3.2

Ten Largest Holdings (% of total net assets)
Next plc	Department Stores	1.5%
CLP Holdings Ltd.	Electric Utilities	1.4
BCE Inc.	Integrated
	Telecommunication
	Services	1.4
Galenica AG	Pharmaceuticals	1.4
Clorox Co.	Household Products	1.4
Church & Dwight Co.
Inc.	Household Products	1.4
Jack Henry & Associates Data Processing &
Inc.	Outsourced Services	1.4
Kaiser Aluminum Corp.	Aluminum	1.4
Kimberly-Clark Corp.	Household Products	1.3
Dr Reddy's Laboratories
Ltd.	Pharmaceuticals	1.3
Top Ten		13.9%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated February 25, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the expense ratios were 0.27% for Investor Shares and 0.21% for Admiral Shares.

11

Global Minimum Volatility Fund

Market Diversification (% of equity exposure)
		FTSE
		Global
		All Cap
		Index
		(USD
	Fund	Hedged)
Europe
United Kingdom	11.2%	7.1%
Switzerland	5.8	3.0
Other	3.6	12.0
Subtotal	20.6%	22.1%
Pacific
Australia	4.5%	2.2%
Japan	3.5	8.3
Hong Kong	3.3	1.2
South Korea	3.1	1.6
Other	0.9	0.6
Subtotal	15.3%	13.9%
Emerging Markets
India	2.2%	1.1%
Taiwan	1.3	1.3
Brazil	1.0	0.6
Other	2.0	5.2
Subtotal	6.5%	8.2%
North America
United States	51.2%	52.6%
Canada	5.9	2.9
Subtotal	57.1%	55.5%
Middle East	0.5%	0.3%

12

Global Minimum Volatility Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 12, 2013, Through October 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2015

			Since	Final Value
		One	Inception	of a $10,000
		Year	(12/12/2013)	Investment

	Global Minimum Volatility
	Fund*Investor Shares	9.93%	12.91%	$12,573
	FTSE Global All Cap Index (USD
	Hedged)	4.79	8.69	11,701

– – – –	Global Funds Average	0.35	3.25	10,621

Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $50,000
	Year	(12/12/2013)	Investment
Global Minimum Volatility Fund Admiral Shares	10.00%	12.98%	$62,932
FTSE Global All Cap Index (USD Hedged)	4.79	8.69	58,505
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

13

Global Minimum Volatility Fund

Fiscal-Year Total Returns (%): December 12, 2013, Through October 31, 2015

Total Returns: Periods Ended September 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Investor Shares	12/12/2013	9.39%	11.14%
Admiral Shares	12/12/2013	9.41	11.23

14

Global Minimum Volatility Fund

Financial Statements

Statement of Net Assets
As of October 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.0%)[1]
Australia (4.4%)
Transurban Group	956,746	7,125
AGL Energy Ltd.	525,165	6,268
Telstra Corp. Ltd.	1,519,900	5,855
Sonic Healthcare Ltd.	330,620	4,547
DUET Group	2,412,205	4,061
Sydney Airport	846,260	3,894
Wesfarmers Ltd.	87,692	2,451
ASX Ltd.	65,038	1,913
BWP Trust	796,405	1,829
JB Hi-Fi Ltd.	134,642	1,725
Challenger Ltd.	274,163	1,610
Coca-Cola Amatil Ltd.	239,873	1,559
GPT Group	454,735	1,539
Stockland	473,818	1,369
Ramsay Health Care Ltd.	29,551	1,297
Aristocrat Leisure Ltd.	179,915	1,196
Boral Ltd.	198,116	762
Cochlear Ltd.	11,555	733
Charter Hall Retail REIT	191,055	578
Suncorp Group Ltd.	56,877	528
Vicinity Centers	251,047	521
Insurance Australia Group
Ltd.	113,925	452
Sims Metal Management
Ltd.	54,808	385
Bendigo & Adelaide Bank
Ltd.	44,000	336
Abacus Property Group	142,425	332
Mirvac Group	187,271	241
		53,106
Belgium (0.3%)
Elia System Operator
SA/NV	23,212	1,123
Sofina SA	9,541	1,072
Cofinimmo SA	5,474	610
Proximus SADP	16,363	566
UCB SA	2,802	242
		3,613

Brazil (1.0%)
	BRF SA ADR	432,358	6,628
	Embraer SA ADR	119,283	3,503
	Ultrapar Participacoes SA
	ADR	81,272	1,407
	Ambev SA ADR	150,033	731
			12,269
Canada (5.8%)
	BCE Inc.	399,143	17,253
	Dollarama Inc.	142,237	9,608
^	Shaw Communications Inc.
	Class B	443,460	9,208
	TELUS Corp.	237,842	7,938
^	Emera Inc.	153,109	5,016
^	Canadian Tire Corp. Ltd.
	Class A	48,820	4,294
	Fortis Inc.	106,169	3,073
	Intact Financial Corp.	30,112	2,151
	Manitoba Telecom Services
	Inc.	90,200	1,982
^	Cineplex Inc.	49,300	1,900
	Rogers Communications
	Inc. Class B	45,111	1,795
	Thomson Reuters Corp.	39,800	1,634
	RioCan REIT	54,246	1,058
^	H&R REIT	63,400	1,017
^	Parkland Fuel Corp.	45,600	793
	Husky Energy Inc.	39,951	540
	Loblaw Cos. Ltd.	6,500	342
^	Extendicare Inc.	42,000	276
^	Boardwalk REIT	5,900	242
	Cominar REIT	14,100	166
	George Weston Ltd.	1,134	96
			70,382
Chile (0.2%)
	Enersis SA ADR	99,774	1,322
	Cia Cervecerias Unidas SA
	ADR	29,000	695
	Banco Santander Chile ADR	23,500	446
			2,463

15

Global Minimum Volatility Fund

		Market
		Value•
	Shares	($000)
Denmark (0.1%)
* William Demant Holding A/S	11,062	960
* Royal Unibrew A/S	9,785	386
GN Store Nord A/S	14,520	264
		1,610
France (0.3%)
* UBISOFT Entertainment	61,958	1,856
BioMerieux	7,524	874
Sodexo SA	5,000	444
		3,174
Germany (0.7%)
Fielmann AG	39,184	2,745
Celesio AG	61,654	1,714
^ RHOEN-KLINIKUM AG	49,613	1,479
MTU Aero Engines AG	15,632	1,447
adidas AG	12,886	1,155
Suedzucker AG	15,222	284
		8,824
Hong Kong (3.2%)
CLP Holdings Ltd.	1,992,350	17,327
Want Want China
Holdings Ltd.	8,952,000	7,431
Hang Seng Bank Ltd.	180,500	3,305
Yuexiu REIT	6,177,000	3,262
Link REIT	404,500	2,403
Hong Kong & China Gas
Co. Ltd.	897,000	1,818
Chow Tai Fook Jewellery
Group Ltd.	1,969,600	1,681
Hopewell Highway
Infrastructure Ltd.	1,879,500	864
Cheung Kong
Infrastructure Holdings
Ltd.	90,000	836
VTech Holdings Ltd.	20,700	251
TCC International Holdings
Ltd.	1,000	—
		39,178
India (2.1%)
Dr Reddy’s Laboratories
Ltd. ADR	242,607	15,718
Infosys Ltd. ADR	441,624	8,020
HDFC Bank Ltd. ADR	34,937	2,136
		25,874
Indonesia (0.2%)
Telekomunikasi Indonesia
Persero Tbk PT ADR	59,800	2,378

Ireland (0.3%)
Paddy Power plc	35,122	4,060

Israel (0.5%)
Teva Pharmaceutical
Industries Ltd. ADR	26,908	1,593

	Teva Pharmaceutical
	Industries Ltd.	22,999	1,366
	Bezeq The Israeli
	Telecommunication Corp.
	Ltd.	571,912	1,228
	Paz Oil Co. Ltd.	5,690	849
*	Bank Leumi Le-Israel BM	79,040	300
	Ituran Location and Control
	Ltd.	10,962	225
			5,561
Italy (0.5%)
	Davide Campari-Milano
	SPA	326,327	2,790
	Terna Rete Elettrica
	Nazionale SPA	341,089	1,734
	Parmalat SPA	493,741	1,284
	Italcementi SPA	30,181	335
			6,143
Japan (3.4%)
	Takeda Pharmaceutical Co.
	Ltd.	180,200	8,760
	Ricoh Co. Ltd.	437,000	4,698
	Sawai Pharmaceutical Co.
	Ltd.	68,900	4,380
^	Kagome Co. Ltd.	225,700	3,829
	TonenGeneral Sekiyu KK	250,000	2,598
	Bandai Namco Holdings Inc.	69,100	1,693
	Sega Sammy Holdings Inc.	135,600	1,422
	Canon Inc.	43,900	1,311
	MOS Food Services Inc.	56,200	1,216
*	Kappa Create Co. Ltd.	94,500	931
	Rohto Pharmaceutical Co.
	Ltd.	51,000	837
	Showa Shell Sekiyu KK	91,300	802
	Sankyo Co. Ltd.	18,600	715
	Ringer Hut Co. Ltd.	28,800	586
	Studio Alice Co. Ltd.	30,300	569
	Hitachi Metals Ltd.	49,100	554
	Kisoji Co. Ltd.	32,100	531
	Earth Chemical Co. Ltd.	13,200	520
	Takashimaya Co. Ltd.	57,000	508
*	Fujiya Co. Ltd.	309,000	504
	Matsuya Foods Co. Ltd.	23,000	464
	Kumagai Gumi Co. Ltd.	154,000	461
*	Kyushu Financial Group Inc.	58,800	452
	Key Coffee Inc.	27,900	445
	Nitto Kohki Co. Ltd.	18,200	383
^	Keiyo Co. Ltd.	80,900	332
	Seiko Epson Corp.	21,700	330
	Sakata Seed Corp.	15,600	330
^	Rock Field Co. Ltd.	13,500	327
	Sagami Chain Co. Ltd.	29,000	298
	Senshukai Co. Ltd.	34,200	227
	Daisyo Corp.	18,000	212
	Kourakuen Holdings Corp.	15,900	202
			41,427

16

Global Minimum Volatility Fund

Market
Value•
Shares	($000)
Mexico (0.9%)
Fomento Economico
Mexicano SAB de CV ADR	67,665	6,705
Grupo Aeroportuario del
Pacifico SAB de CV ADR	41,018	3,735
10,440
Netherlands (0.1%)
Wereldhave NV	12,582	784
*	SBM Offshore NV	32,078	439
1,223
Norway (0.5%)
^	Telenor ASA	163,364	3,075
Norsk Hydro ASA	409,316	1,465
Orkla ASA	115,610	983
5,523
Russia (0.7%)
Novatek OAO GDR	35,599	3,258
Rosneft OAO GDR	419,781	1,674
Gazprom PAO ADR	363,137	1,530
MMC Norilsk Nickel PJSC
ADR	74,968	1,111
Sberbank PAO ADR	65,505	400
2	VTB Bank PJSC GDR	65,837	144
8,117
Singapore (0.9%)
Keppel Corp. Ltd.	860,600	4,320
Singapore
Telecommunications Ltd.	870,100	2,463
Oversea-Chinese Banking
Corp. Ltd.	326,648	2,097
Singapore Airlines Ltd.	183,800	1,413
CapitaLand Mall Trust	270,700	382
Singapore Press Holdings
Ltd.	79,400	226
StarHub Ltd.	68,000	174
United Overseas Bank Ltd.	7,000	101
11,176
South Korea (3.1%)
*	KT Corp.	522,754	13,530
Korea Zinc Co. Ltd.	12,928	5,371
KT&G Corp.	40,414	4,039
GS Holdings Corp.	54,230	2,376
NAVER Corp.	3,448	1,809
Woori Bank	207,707	1,802
POSCO	7,778	1,248
Kia Motors Corp.	23,182	1,131
Kangwon Land Inc.	25,990	963
Macquarie Korea
Infrastructure Fund	106,880	749
SK Telecom Co. Ltd.	3,469	735
Grand Korea Leisure Co. Ltd.	24,951	692
LG Corp.	11,712	678
Lotte Confectionery Co. Ltd.	371	646
Hyundai Marine & Fire
Insurance Co. Ltd.	18,627	554

Samsung Life Insurance Co.
Ltd.	2,881	275
Hyundai Glovis Co. Ltd.	1,230	212
		36,810
Spain (0.2%)
Tecnicas Reunidas SA	19,500	869
Viscofan SA	9,941	580
Ebro Foods SA	17,809	338
Endesa SA	14,960	333
		2,120
Sweden (0.5%)
Swedish Match AB	94,400	2,967
Svenska Cellulosa AB SCA
Class B	53,959	1,591
ICA Gruppen AB	25,896	921
* Axfood AB	17,947	324
		5,803
Switzerland (5.8%)
Galenica AG	11,761	17,217
Swisscom AG	27,749	14,288
Sonova Holding AG	68,073	9,281
Logitech International SA	622,863	9,154
dorma&kaba Holding AG	5,720	3,567
Kuehne & Nagel
International AG	21,283	2,948
Chocoladefabriken Lindt &
Spruengli AG	360	2,195
Swatch Group AG (Bearer)	4,646	1,814
Sika AG	497	1,628
Allreal Holding AG	9,242	1,225
Baloise Holding AG	8,492	1,018
* Dufry AG	8,125	949
Flughafen Zuerich AG	1,138	861
EMS-Chemie Holding AG	1,975	835
Temenos Group AG	17,010	795
Siegfried Holding AG	3,851	771
Straumann Holding AG	2,352	665
Chocoladefabriken Lindt &
Spruengli AG Registered
Shares	5	371
Alpiq Holding AG	3,343	353
Swiss Re AG	2,424	225
		70,160
Taiwan (1.3%)
Taiwan Semiconductor
Manufacturing Co. Ltd.
ADR	263,600	5,789
^ Chunghwa Telecom Co.
Ltd. ADR	161,501	4,948
Siliconware Precision
Industries Co. Ltd. ADR	486,505	3,255
United Microelectronics
Corp. ADR	649,400	1,201
		15,193

17

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
United Kingdom (11.1%)
	Next plc	149,174	18,360
	National Grid plc	709,038	10,092
	Direct Line Insurance
	Group plc	1,462,746	8,882
	Marks & Spencer Group
	plc	973,993	7,690
	Royal Mail plc	980,132	6,720
	RELX plc	367,557	6,570
	Inmarsat plc	396,346	6,007
	DCC plc	66,217	5,307
	British American Tobacco
	plc	75,852	4,502
	Greene King plc	304,496	3,767
2	Merlin Entertainments plc	549,396	3,506
	Amec Foster Wheeler plc	314,480	3,436
	GlaxoSmithKline plc	145,330	3,130
	AstraZeneca plc	47,300	3,019
	Howden Joinery Group plc	419,688	2,995
	Fresnillo plc	241,470	2,711
	Land Securities Group plc	118,995	2,453
	SSE plc	88,552	2,065
	Reckitt Benckiser Group plc	20,794	2,029
	Imperial Tobacco Group plc	33,952	1,829
	Centrica plc	517,361	1,801
	Meggitt plc	312,267	1,700
	Sage Group plc	185,452	1,555
	Bunzl plc	54,290	1,553
	BT Group plc	214,142	1,531
	William Hill plc	309,877	1,513
	Regus plc	286,213	1,474
*	Sports Direct International
	plc	134,704	1,446
	Indivior plc	434,830	1,375
	G4Splc	348,376	1,301
	UK Commercial Property
	Trust Ltd.	946,030	1,274
	Compass Group plc	73,630	1,268
	Kingfisher plc	228,018	1,239
	F&C Commercial Property
	Trust Ltd.	537,029	1,180
	BAE Systems plc	171,174	1,159
	Inchcape plc	82,750	1,017
	UBM plc	107,460	846
	Dixons Carphone plc	115,000	817
	Randgold Resources Ltd.	12,133	813
	Rightmove plc	13,460	795
	Melrose Industries plc	190,448	780
	Tate & Lyle plc	65,251	600
	Severn Trent plc	14,055	485
	Ultra Electronics Holdings
	plc	17,786	461
	Playtech plc	27,488	362
	Derwent London plc	5,835	348
	Hammerson plc	26,771	262
			134,025

United States (50.9%)
Consumer Discretionary (3.8%)
	Chico’s FAS Inc.	461,026	6,371
*	Markit Ltd.	165,221	5,039
	Signet Jewelers Ltd.	29,571	4,463
	Service Corp. International	140,000	3,956
	Pool Corp.	43,893	3,579
*	Panera Bread Co. Class A	18,045	3,201
	John Wiley & Sons Inc.
	Class A	50,800	2,658
	Churchill Downs Inc.	17,600	2,584
*	LKQ Corp.	73,800	2,185
	Monro Muffler Brake Inc.	29,134	2,161
	Williams-Sonoma Inc.	22,000	1,622
*	AutoZone Inc.	2,050	1,608
	Core-Mark Holding Co. Inc.	15,230	1,238
	Vail Resorts Inc.	9,300	1,062
	DineEquity Inc.	12,299	1,026
*	Murphy USA Inc.	11,192	687
	New York Times Co.
	Class A	45,523	605
*	Krispy Kreme Doughnuts
	Inc.	42,344	580
	Big Lots Inc.	12,311	568
	Foot Locker Inc.	6,300	427
*	Hibbett Sports Inc.	8,900	304
	Nordstrom Inc.	4,000	261
*	Bed Bath & Beyond Inc.	3,700	221
			46,406
Consumer Staples (8.4%)
	Clorox Co.	141,155	17,212
	Church & Dwight Co. Inc.	196,012	16,875
	Kimberly-Clark Corp.	131,329	15,721
	Vector Group Ltd.	487,228	11,815
	Spectrum Brands Holdings
	Inc.	96,700	9,269
	Colgate-Palmolive Co.	90,100	5,978
	B&G Foods Inc.	153,747	5,580
	Kellogg Co.	69,002	4,866
	Altria Group Inc.	56,300	3,405
	Procter & Gamble Co.	37,521	2,866
	Philip Morris International
	Inc.	31,600	2,793
	JM Smucker Co.	14,400	1,690
	Energizer Holdings Inc.	28,300	1,212
	Flowers Foods Inc.	32,475	877
	J&J Snack Foods Corp.	4,400	540
	McCormick & Co. Inc.	5,400	454
			101,153
Energy (0.3%)
	World Fuel Services Corp.	46,382	2,062
	Ship Finance International
	Ltd.	61,900	1,058
*	SEACOR Holdings Inc.	11,445	669
			3,789

18

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
Financials (14.6%)
	New York Community
	Bancorp Inc.	877,267	14,492
	People’s United Financial
	Inc.	783,150	12,491
*	Beneficial Bancorp Inc.	791,607	10,980
	Two Harbors Investment
	Corp.	957,400	8,100
	Brown & Brown Inc.	216,900	6,999
	Rayonier Inc.	272,400	6,170
	Capitol Federal Financial
	Inc.	455,900	5,918
	Lamar Advertising Co.
	Class A	99,072	5,591
	Starwood Property Trust
	Inc.	265,842	5,341
	ProAssurance Corp.	98,183	5,200
	RenaissanceRe Holdings
	Ltd.	46,730	5,123
	Washington Federal Inc.	195,396	4,873
*	Essent Group Ltd.	200,000	4,820
3	Hudson Pacific Properties
	Inc.	156,400	4,468
	WP Carey Inc.	67,700	4,290
	TFS Financial Corp.	219,700	3,858
*	Markel Corp.	4,314	3,745
	New York REIT Inc.	322,194	3,673
	Radian Group Inc.	247,310	3,579
	Mack-Cali Realty Corp.	155,545	3,385
	Oritani Financial Corp.	206,400	3,286
	Chimera Investment Corp.	201,983	2,844
	Blackstone Mortgage Trust
	Inc. Class A	102,500	2,821
	Marsh & McLennan Cos.
	Inc.	46,600	2,597
	Piedmont Office Realty
	Trust Inc. Class A	120,630	2,338
	Capstead Mortgage Corp.	241,849	2,334
	MFA Financial Inc.	337,000	2,332
*	Arch Capital Group Ltd.	29,230	2,189
	EverBank Financial Corp.	113,559	1,960
	Hatteras Financial Corp.	136,900	1,959
	Acadia Realty Trust	56,000	1,842
	Valley National Bancorp	151,917	1,595
	Education Realty Trust Inc.	43,935	1,578
	Northwest Bancshares Inc.	97,172	1,308
	Ramco-Gershenson
	Properties Trust	76,300	1,282
	Healthcare Realty Trust Inc.	45,174	1,191
	Post Properties Inc.	19,000	1,135
	Parkway Properties Inc.	62,400	1,044
	Medical Properties Trust
	Inc.	91,400	1,033
	Chambers Street Properties	138,100	978

	Urstadt Biddle Properties
	Inc. Class A	47,000	945
	Invesco Mortgage Capital
	Inc.	77,300	931
	Franklin Street Properties
	Corp.	87,350	910
	Brookline Bancorp Inc.	68,100	773
	EastGroup Properties Inc.	13,400	752
	Astoria Financial Corp.	46,712	745
	DuPont Fabros Technology
	Inc.	21,323	684
	Investors Bancorp Inc.	54,095	677
	Investors Real Estate Trust	82,500	670
*	Equity Commonwealth	22,653	650
	Equity One Inc.	24,100	641
	American Homes 4 Rent
	Class A	38,400	634
	Cousins Properties Inc.	62,700	629
	Government Properties
	Income Trust	36,000	586
	National Health Investors
	Inc.	9,400	552
	Alexandria Real Estate
	Equities Inc.	5,900	529
	Colony Capital Inc. Class A	24,429	497
	Liberty Property Trust	13,800	469
	American Financial Group
	Inc.	6,444	465
	Universal Health Realty
	Income Trust	8,800	437
	Dime Community
	Bancshares Inc.	25,000	434
	Safety Insurance Group Inc.	6,600	382
*	MGIC Investment Corp.	40,600	382
	Arthur J Gallagher & Co.	7,700	337
	Aspen Insurance Holdings
	Ltd.	6,200	301
	Hersha Hospitality Trust
	Class A	10,900	262
	Camden Property Trust	3,300	243
	Retail Properties of
	America Inc.	14,600	219
	Plum Creek Timber Co. Inc.	4,913	200
			176,678
Health Care (6.2%)
*	MEDNAX Inc.	172,953	12,188
*	Henry Schein Inc.	64,164	9,734
	Owens & Minor Inc.	245,920	8,816
	Patterson Cos. Inc.	183,000	8,674
	Chemed Corp.	50,626	7,963
	Teleflex Inc.	48,900	6,504
	Hill-Rom Holdings Inc.	115,900	6,107
*	Sirona Dental Systems Inc.	46,300	5,053
	Johnson & Johnson	45,700	4,617

19

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
*	DaVita HealthCare Partners
	Inc.	38,000	2,945
*	Bio-Rad Laboratories Inc.
	Class A	5,785	807
	Analogic Corp.	4,269	374
*	ICU Medical Inc.	2,983	328
	ResMed Inc.	3,485	201
			74,311
Industrials (4.8%)
	United Parcel Service Inc.
	Class B	90,900	9,365
	Rollins Inc.	230,100	6,171
	Herman Miller Inc.	142,617	4,525
	Waste Connections Inc.	80,240	4,372
*	Stericycle Inc.	35,143	4,265
	Republic Services Inc.
	Class A	91,195	3,989
	Danaher Corp.	36,900	3,443
	General Dynamics Corp.	20,100	2,986
	Waste Management Inc.	51,148	2,750
	Healthcare Services Group
	Inc.	66,991	2,496
	Expeditors International of
	Washington Inc.	48,400	2,410
	3M Co.	14,100	2,217
	National Presto Industries
	Inc.	24,000	2,113
	Carlisle Cos. Inc.	19,800	1,723
*	Teledyne Technologies Inc.	17,400	1,553
	Matthews International
	Corp. Class A	22,400	1,293
	Rockwell Collins Inc.	8,803	763
	Cubic Corp.	11,200	502
	Universal Forest Products
	Inc.	3,367	245
	BWX Technologies Inc.	8,318	235
	Steelcase Inc. Class A	11,662	226
	Toro Co.	2,864	216
			57,858
Information Technology (6.5%)
	Jack Henry & Associates
	Inc.	216,534	16,747
3	Amdocs Ltd.	172,400	10,270
*	CACI International Inc.
	Class A	91,500	8,879
	Paychex Inc.	121,700	6,277
	MAXIMUS Inc.	73,989	5,046
	Motorola Solutions Inc.	68,600	4,800
*	VeriSign Inc.	55,500	4,473
	j2 Global Inc.	51,900	4,025
*	Polycom Inc.	278,148	3,833
	Diebold Inc.	70,974	2,617
	Total System Services Inc.	35,639	1,869

	FactSet Research Systems
	Inc.	8,900	1,559
*	Check Point Software
	Technologies Ltd.	15,540	1,320
	CSG Systems International
	Inc.	34,060	1,142
*	Electronics For Imaging Inc.	23,668	1,099
*	Genpact Ltd.	40,800	1,011
*	Gartner Inc.	9,500	861
*	NETGEAR Inc.	17,064	706
	National Instruments Corp.	19,000	579
*	WebMD Health Corp.	13,248	539
*	QLogic Corp.	38,911	483
*	Progress Software Corp.	19,000	461
			78,596
Materials (3.5%)
	Kaiser Aluminum Corp.	204,467	16,621
	Compass Minerals
	International Inc.	191,756	15,578
	AptarGroup Inc.	113,700	8,364
	Silgan Holdings Inc.	16,625	846
	Carpenter Technology Corp.	12,216	407
	Sonoco Products Co.	8,206	350
			42,166
Telecommunication Services (0.2%)
	Cogent Communications
	Holdings Inc.	61,213	1,880
	Verizon Communications Inc.	6,800	319
			2,199
Utilities (2.6%)
	Portland General Electric
	Co.	146,147	5,419
	Vectren Corp.	91,408	4,156
	ALLETE Inc.	74,053	3,718
3	Southern Co.	68,700	3,098
	IDACORP Inc.	43,998	2,941
	OGE Energy Corp.	67,790	1,933
	Avista Corp.	52,000	1,760
	Laclede Group Inc.	29,904	1,752
	NorthWestern Corp.	29,928	1,622
	Ameren Corp.	36,454	1,592
	Empire District Electric Co.	62,100	1,400
	Duke Energy Corp.	18,700	1,337
	Great Plains Energy Inc.	21,700	597
	Dominion Resources Inc.	6,600	472
			31,797
			614,953
Total Common Stocks
(Cost $1,156,550)			1,195,605

20

Global Minimum Volatility Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (3.6%)[1]
Money Market Fund (3.6%)
[4],5 Vanguard Market Liquidity
Fund, 0.207%
(Cost $43,671)	43,670,726	43,671
Total Investments (102.6%)
(Cost $1,200,221)		1,239,276

		Amount
		($000)
Other Assets and Liabilities (-2.6%)
Other Assets
Investment in Vanguard		98
Receivables for Investment Securities Sold 595
Receivables for Accrued Income		1,896
Receivables for Capital Shares Issued		8,857
Other Assets		4,628
Total Other Assets		16,074
Liabilities
Payables for Investment Securities
Purchased		(14,376)
Collateral for Securities on Loan		(30,131)
Payables for Capital Shares Redeemed		(479)
Payables to Vanguard		(253)
Other Liabilities		(1,799)
Total Liabilities		(47,038)
Net Assets (100%)		1,208,312

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,136,007
Undistributed Net Investment Income	15,621
Accumulated Net Realized Gains	15,553
Unrealized Appreciation (Depreciation)
Investment Securities	39,055
Futures Contracts	231
Forward Currency Contracts	1,859
Foreign Currencies	(14)
Net Assets	1,208,312

Investor Shares—Net Assets
Applicable to 38,201,137 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	450,985
Net Asset Value Per Share—
Investor Shares	$11.81

Admiral Shares—Net Assets
Applicable to 32,058,490 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	757,327
Net Asset Value Per Share—
Admiral Shares	$23.62

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $27,574,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.4% and 3.2%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate value of these securities was $3,650,000, representing 0.3% of net assets.
3 Securities with a value of $1,104,000 have been segregated as initial margin for open futures contracts.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $30,131,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

21

Global Minimum Volatility Fund

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Dividends[1]	22,901
Interest[2]	19
Securities Lending	261
Total Income	23,181
Expenses
The Vanguard Group—Note B
Investment Advisory Services	510
Management and Administrative—Investor Shares	676
Management and Administrative—Admiral Shares	430
Marketing and Distribution—Investor Shares	73
Marketing and Distribution—Admiral Shares	38
Custodian Fees	202
Auditing Fees	38
Shareholders’ Reports—Investor Shares	5
Shareholders’ Reports—Admiral Shares	3
Trustees’ Fees and Expenses	1
Total Expenses	1,976
Net Investment Income	21,205
Realized Net Gain (Loss)
Investment Securities Sold	(2,815)
Futures Contracts	172
Foreign Currencies and Forward Currency Contracts	34,208
Realized Net Gain (Loss)	31,565
Change in Unrealized Appreciation (Depreciation)
Investment Securities	19,052
Futures Contracts	(22)
Foreign Currencies and Forward Currency Contracts	(7,266)
Change in Unrealized Appreciation (Depreciation)	11,764
Net Increase (Decrease) in Net Assets Resulting from Operations	64,534
1 Dividends are net of foreign withholding taxes of $672,000.
2 Interest income from an affiliated company of the fund was $19,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Global Minimum Volatility Fund

Statement of Changes in Net Assets

		December 12,
	Year Ended	2013[1] to
	October 31,	October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,205	10,742
Realized Net Gain (Loss)	31,565	9,575
Change in Unrealized Appreciation (Depreciation)	11,764	29,367
Net Increase (Decrease) in Net Assets Resulting from Operations	64,534	49,684
Distributions
Net Investment Income
Investor Shares	(9,075)	(703)
Admiral Shares	(3,883)	(27)
Realized Capital Gain [2]
Investor Shares	(13,061)	—
Admiral Shares	(5,350)	—
Total Distributions	(31,369)	(730)
Capital Share Transactions
Investor Shares	73,567	318,348
Admiral Shares	626,768	107,510
Net Increase (Decrease) from Capital Share Transactions	700,335	425,858
Total Increase (Decrease)	733,500	474,812
Net Assets
Beginning of Period	474,812	—
End of Period[3]	1,208,312	474,812
1 Inception.
2 Includes fiscal 2015 short-term gain distributions totaling $13,523,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $15,621,000 and $9,648,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Global Minimum Volatility Fund

Financial Highlights

Investor Shares
	Year	Dec. 12,
	Ended	2013[1] to
	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2015	2014
Net Asset Value, Beginning of Period	$11.41	$10.00
Investment Operations
Net Investment Income	. 288 [2]	.262
Net Realized and Unrealized Gain (Loss) on Investments	.795	1.172
Total from Investment Operations	1.083	1.434
Distributions
Dividends from Net Investment Income	(.280)	(.024)
Distributions from Realized Capital Gains	(.403)	—
Total Distributions	(.683)	(.024)
Net Asset Value, End of Period	$11.81	$11.41

Total Return[3]	9.93%	14.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$451	$360
Ratio of Total Expenses to Average Net Assets	0.27%	0.30%[4]
Ratio of Net Investment Income to Average Net Assets	2.52%	3.18%[4]
Portfolio Turnover Rate	57%	49%
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Global Minimum Volatility Fund

Financial Highlights

Admiral Shares
	Year	Dec. 12,
	Ended	2013[1] to
	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2015	2014
Net Asset Value, Beginning of Period	$22.83	$20.00
Investment Operations
Net Investment Income	. 605 [2]	.546
Net Realized and Unrealized Gain (Loss) on Investments	1.576	2.332
Total from Investment Operations	2.181	2.878
Distributions
Dividends from Net Investment Income	(.585)	(.048)
Distributions from Realized Capital Gains	(.806)	—
Total Distributions	(1.391)	(.048)
Net Asset Value, End of Period	$23.62	$22.83

Total Return[3]	10.00%	14.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$757	$115
Ratio of Total Expenses to Average Net Assets	0.21%	0.20%[4]
Ratio of Net Investment Income to Average Net Assets	2.58%	3.28%[4]
Portfolio Turnover Rate	57%	49%
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Global Minimum Volatility Fund

Notes to Financial Statements

Vanguard Global Minimum Volatility Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk and volatility associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

26

Global Minimum Volatility Fund

The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 44% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide

27

Global Minimum Volatility Fund

that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

28

Global Minimum Volatility Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2015, the fund had contributed to Vanguard capital in the amount of $98,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	140,592	440,060	—
Common Stocks—United States	614,953	—	—
Temporary Cash Investments	43,671	—	—
Futures Contracts—Assets[1]	4	—	—
Futures Contracts—Liabilities[1]	(17)	—	—
Forward Currency Contracts—Assets	—	3,641	—
Forward Currency Contracts—Liabilities	—	(1,782)	—
Total	799,203	441,919	—
1 Represents variation margin on the last day of the reporting period.

D. At October 31, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	4	3,641	3,645
Other Liabilities	(17)	(1,782)	(1,799)

29

Global Minimum Volatility Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2015, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	172	—	172
Forward Currency Contracts	—	34,447	34,447
Realized Net Gain (Loss) on Derivatives	172	34,447	34,619

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(22)	—	(22)
Forward Currency Contracts	—	(7,301)	(7,301)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(22)	(7,301)	(7,323)

At October 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2015	4	2,074	129
Dow Jones EURO STOXX 50 Index	December 2015	17	639	42
E-mini S&P 500 Index	December 2015	6	622	15
FTSE 100 Index	December 2015	6	586	8
Topix Index	December 2015	4	517	31
S&P ASX 200 Index	December 2015	4	373	6
				231

Unrealized appreciation (depreciation) on open S&P 500 Index, Dow Jones EURO STOXX 50 Index, E-mini S&P 500 Index, and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At October 31, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts, except for Indonesian rupiah, Singapore dollar, and Taiwanese dollar contracts, is treated as realized gain (loss) for tax purposes.

30

Global Minimum Volatility Fund

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date	Receive		Deliver		($000)
Goldman Sachs International	11/13/15	ZAR	87,031	USD	6,536	(262)
BNP Paribas	11/13/15	USD	126,786	GBP	82,806	(859)
BNP Paribas	11/13/15	USD	65,688	CHF	63,760	1,157
Credit Suisse International	11/13/15	USD	64,974	CAD	84,728	182
BNP Paribas	11/13/15	USD	50,933	AUD	70,762	507
BNP Paribas	11/13/15	USD	40,560	JPY	4,861,249	270
BNP Paribas	11/13/15	USD	34,011	KRW	39,308,112	(453)
Credit Suisse International	11/13/15	USD	28,666	EUR	25,502	618
BNP Paribas	11/13/15	USD	23,917	INR	1,561,568	76
BNP Paribas	11/13/15	USD	14,606	TWD	472,789	42
BNP Paribas	11/13/15	USD	12,153	BRL	47,140	(16)
Credit Suisse International	11/13/15	USD	10,413	SGD	14,693	(71)
Goldman Sachs International	11/13/15	USD	9,627	MXN	159,978	(49)
BNP Paribas	11/13/15	USD	7,640	RUB	481,746	122
Goldman Sachs International	11/13/15	USD	6,452	ZAR	87,031	177
BNP Paribas	11/13/15	USD	5,497	NOK	45,158	183
Deutsche Bank AG	11/13/15	USD	5,391	ILS	20,733	32
Credit Suisse International	11/13/15	USD	5,267	GBP	3,407	14
Credit Suisse International	11/13/15	USD	4,502	CHF	4,414	35
Goldman Sachs International	11/13/15	USD	4,484	CAD	5,901	(28)
Goldman Sachs International	11/13/15	USD	4,256	SEK	35,061	151
Goldman Sachs International	11/13/15	USD	3,024	AUD	4,242	1
BNP Paribas	11/13/15	USD	3,005	KRW	3,403,054	22
Goldman Sachs International	11/13/15	USD	2,413	CAD	3,127	22
BNP Paribas	11/13/15	USD	2,271	IDR	31,808,423	(44)
BNP Paribas	11/13/15	USD	1,907	CLP	1,299,827	30
						1,859
AUD—Australian dollar. JPY—Japanese yen.
BRL—Brazilian real. KRW—Korean won.
CAD—Canadian dollar. MXN—Mexican peso.
CHF—Swiss franc. NOK—Norwegian krone.
CLP—Chilean peso. RUB—Russian ruble.
EUR—Euro. SEK—Swedish krona.
GBP—British pound. SGD—Singapore dollar.
IDR—Indonesian rupiah. TWD—Taiwanese dollar.
ILS—Israeli shekel. USD—U.S. dollar.
INR—Indian rupee. ZAR—South African rand.

At October 31, 2015, the counterparty had deposited in segregated accounts securities and cash with a value of $2,980,000 in connection with amounts due to the fund for open forward currency contracts.

31

Global Minimum Volatility Fund

The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities. Exchange traded derivatives are listed separately.

	Assets	Liabilities		Amounts not Offset in the		Net
Reflected in		Reflected in	Net Amount	Statement of Net Assets		Exposure[3]
Statement of		Statement of	Receivable	Collateral	Collateral	(not less
Net Assets[1]		Net Assets[1]	(Payable)	Pledged [2]	Received [2]	than $0)
	($000)	($000)	($000)	($000)	($000)	($000)
Forwards subject to offsetting
arrangements, by counterparty
BNP Paribas	2,409	(1,372)	1,037	—	1,269	—
Credit Suisse International	849	(71)	778	—	1,590	—
Deutsche Bank AG	32	—	32	—	—	32
Goldman Sachs International	351	(339)	12	—	121	—
Exchange Traded Futures Contracts	4	(17)	(13)	1,104	—	—
Total	3,645	(1,799)	1,846	1,104	2,980	32

1 Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Net Assets.
2 Securities or other assets pledged as collateral are noted in the Statement of Net Assets. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Statement of Net Assets.
3 Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties are not required to exchange collateral if amount is below a specified minimum transfer amount.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2015, the fund realized net foreign currency losses of $239,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2015, the fund realized gains on the sale of passive foreign investment companies of $106,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Passive foreign investment companies held at October 31, 2015, had unrealized appreciation of $833,000.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $2,141,000 from undistributed net investment income, and $6,809,000 from accumulated net realized gains, to paid-in capital.

32

Global Minimum Volatility Fund

For tax purposes, at October 31, 2015, the fund had $19,430,000 of ordinary income and $14,832,000 of long-term capital gains available for distribution.

At October 31, 2015, the cost of investment securities for tax purposes was $1,201,054,000. Net unrealized appreciation of investment securities for tax purposes was $38,222,000, consisting of unrealized gains of $85,534,000 on securities that had risen in value since their purchase and $47,312,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2015, the fund purchased $1,190,984,000 of investment securities and sold $467,574,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Year Ended		December 12, 2013[1] to
	October 31, 2015		October 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	259,472	22,420	352,372	34,751
Issued in Lieu of Cash Distributions	21,996	2,000	702	69
Redeemed	(207,901)	(17,760)	(34,726)	(3,279)
Net Increase (Decrease)—Investor Shares	73,567	6,660	318,348	31,541
Admiral Shares
Issued	772,864	33,351	130,196	6,096
Issued in Lieu of Cash Distributions	8,043	366	26	1
Redeemed	(154,139)	(6,699)	(22,712)	(1,057)
Net Increase (Decrease) —Admiral Shares	626,768	27,018	107,510	5,040
1 Inception.

H. Management has determined that no material events or transactions occurred subsequent to
October 31, 2015, that would require recognition or disclosure in these financial statements.

33

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Global Minimum Volatility Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Minimum Volatility Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2015

Special 2015 tax information (unaudited) for Vanguard Global Minimum Volatility Fund

This information for the fiscal year ended October 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $11,375,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $8,096,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 30.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund designates to shareholders foreign source income of $11,741,000 and foreign taxes paid of
$639,000. Shareholders will receive more detailed information with their Form 1099-DIV in January
2016 to determine the calendar-year amounts to be included on their 2015 tax returns.

34

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

35

Six Months Ended October 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Minimum Volatility Fund	4/30/2015	10/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,020.74	$1.32
Admiral Shares	1,000.00	1,020.74	1.07
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.89	$1.33
Admiral Shares	1,000.00	1,024.15	1.07

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.26% for Investor Shares and 0.21% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

36

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

37

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester, the	Occupation(s) During the Past Five Years and
University of Rochester Medical Center, Monroe	Other Experience: Corporate Vice President and
Community College Foundation, and North Carolina	Chief Global Diversity Officer (retired 2008) and
A&T University.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q11940 122015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2015: $224,000
Fiscal Year Ended October 31, 2014: $212,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2015: $7,000,200
Fiscal Year Ended October 31, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2015: $2,899,096
Fiscal Year Ended October 31, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2015: $353,389
Fiscal Year Ended October 31, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2015: $202,313 Fiscal Year Ended October 31, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2015: $555,702
Fiscal Year Ended October 31, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 18, 2015
VANGUARD WHITEHALL FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 18, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.